UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  6/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
June 30, 2015

Franklin Mutual Beacon Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Mutual Beacon Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	24
Notes to Financial Statements	28
Meeting of Shareholders	40
Shareholder Information	42

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Franklin Mutual Beacon Fund

We are pleased to bring you Franklin Mutual Beacon Fund’s semiannual report for the period ended June 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +3.13% cumulative total return for the six months ended June 30, 2015. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index, which is a broad measure of U.S. stock performance, generated a +1.23% total return, and the MSCI World Index, which tracks stock performance in global developed markets, generated a +2.95% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall advanced during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, economic growth improved somewhat during the six-month period. The region avoided deflation as the annual inflation rate rose in May and June. The European Central Bank (ECB) maintained its benchmark interest rates during the

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped lessen fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose modestly for the six-month period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/15
% of Total
Net Assets
Media	12.4%
Banks	9.3%
Software	8.8%
Pharmaceuticals	8.2%
Insurance	5.6%
Health Care Equipment & Supplies	4.1%
Food & Staples Retailing	3.9%
Tobacco	3.8%
Chemicals	3.6%
Diversified Telecommunication Services	3.3%

2. Source: MSCI.
See www.franklintempltondatasources.com for additional data provider information.

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What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins in many industries and regions — except Europe — at historically high levels. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added new positions in KLX and Nokia. KLX is a spin-off from B/E Aerospace. Franklin Mutual Series has a long history of investing in spin-offs, as these “market orphans” are often neglected by their shareholders. Spin-offs are usually small and represent an entity that is not of primary strategic importance to the parent company; often something considered less attractive, a distraction, or an actual liability of the parent. Shareholders of the parent company often distribute their new spin-off shares without much regard for valuation, presenting an opportunity for investors such as Franklin Mutual Series. KLX’s parent, B/E Aerospace, is an attractive supplier of airline interiors that benefits from strong market positions and strong fundamental growth in air travel demand. KLX is in the far less glamorous business of providing logistics support to aerospace and oil and gas firms. While less exciting, logistics can be a very good business, and we believe KLX is undervalued relative to the fundamentals of the business and the long-term opportunity to continue to grow organically and through acquisition.

Nokia is a radically different firm from the one that dominated world mobile phone sales 15 years ago. In 2014, Nokia sold its phone business to Microsoft, also a Fund holding, and the Navteq maps business that Nokia acquired in 2007 is for sale. The firm is now focusing on telecommunications network equipment and intellectual property, and enhancing this new focus with a proposed merger with Alcatel-Lucent. The combined company would have a range of products across the telecommunications sector and be one of a few major suppliers left in the market. The merger is also expected to generate material cost savings which could make the new company even more competitive. The Fund hopes to benefit from this potentially value-creating project.

Turning to Fund performance, top contributors included pharmaceutical company Hospira, telecommunications provider Koninklijke KPN and tobacco company Lorillard.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars —drugs highly similar to medications licensed by other firms. Shares of Hospira benefited from an early February announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive

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high-growth market in the generic segment, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry. Hospira also made substantial progress with its core business performance on an organic basis as demonstrated by its solid first-quarter results.

KPN is the incumbent telecommunications operator in the Netherlands. Company financial trends improved during the period as the number of subscribers increased and equipment sales rose. In April, KPN sold BASE Company, a Belgium-based mobile business, as part of an ongoing process to simplify its structure to focus on the core business and improve operating performance. We believe that the majority of proceeds from the sale of BASE and other divestments would likely be passed through to KPN shareholders via dividend payments. We also viewed as positive KPN’s selection in February of Duco Sickinghe for chairman because he has a strong management record in the industry.

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	3.1%
Pharmaceuticals, U.S.
Twenty-First Century Fox Inc., B	3.1%
Media, U.S.
JPMorgan Chase & Co.	3.0%
Banks, U.S.
Koninklijke KPN NV	3.0%
Diversified Telecommunication Services, Netherlands
Wells Fargo & Co.	2.9%
Banks, U.S.
Samsung Electronics Co. Ltd., ord. & pfd.	2.8%
Technology Hardware, Storage & Peripherals, South Korea
British American Tobacco PLC	2.8%
Tobacco, U.K.
Medtronic PLC	2.8%
Health Care Equipment & Supplies, U.S.
Microsoft Corp.	2.8%
Software, U.S.
Symantec Corp.	2.7%
Software, U.S.

During the period, Lorillard was acquired by Reynolds American, also a Fund holding. In July 2014, Reynolds announced a stock and cash deal to acquire Lorillard. After the announcement, shares of Lorillard traded at a discount to the value of Reynolds’s offer due to market uncertainty about Reynolds’s ability to obtain antitrust approval for the acquisition. As we expected, regulators eventually approved the deal and the merger closed in June 2015. Lorillard shares benefited from the closing of the discount as well as from the appreciation in Reynolds shares that accompanied the deal approval.

During the period under review, some of the Fund’s investments that negatively affected performance were mining company Tronox, global media company Twenty-First Century Fox, and document technology and business process solutions company Xerox.

Tronox mines and processes minerals, including titanium ore, zircon and trona ore, and manufactures titanium dioxide (TiO2) pigments. Shares of Tronox were anemic based on lower earnings guidance as TiO2 prices declined this spring, reflecting weaker-than-expected demand, in contrast to expectations of a potential price recovery. Amid this lower demand, Tronox and its competitors were unable to raise prices enough in Europe to offset a weaker euro. In April, Tronox acquired the alkali chemicals business of FMC. FMC is the largest, lowest-cost producer of trona ore, which is processed into soda ash, a key glass-production ingredient. Demand for soda ash has been relatively stable with pricing typically set with annual contracts. As margins for soda ash have historically been healthy and cash requirements low, FMC’s businesses have generated strong cash flows. Most of FMC’s alkali income is U.S. taxable, which further benefits Tronox given its U.S. tax losses.

Twenty-First Century Fox comprises the global television and entertainment assets that were part of News Corporation before the company’s mid-2013 split. In February, Twenty-First Century Fox lowered its 2015 earnings outlook due to a stronger U.S. dollar, worse-than-expected ratings at its broadcast network and lower-than-expected box office performance during the 2014 winter holiday season. The company maintained its earnings guidance in May but cautioned that currency exchange rates could hinder its earnings growth outlook. In June, the company stated that Rupert Murdoch would hand over the role of chief executive officer to James Murdoch, his son, and remain executive co-chairman, effective July 1. Market reaction was slightly negative due to uncertainty over how James Murdoch may run the company, particularly regarding any changes in the capital structure or capital returns to shareholders.

Xerox lowered its 2015 earnings guidance in April and reported disappointing quarterly results as margins deteriorated in its services unit. Management attributed the margin decline to execution difficulties, particularly with its large health care-related projects. Xerox struggled with its biggest government health care contracts within its services unit for a considerable time, causing a series of cost-driven misses. Outside of services, the company’s document technology unit performed well and its capital management has been favorable as the company continued to repurchase shares.

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During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Franklin Mutual Global Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for Franklin Mutual Beacon Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (BEGRX)	$17.11	$16.59	+$	0.52
A (TEBIX)	$16.97	$16.47	+$	0.50
C (TEMEX)	$16.80	$16.36	+$	0.44
R (N/A)	$16.81	$16.33	+$	0.48
R6 (FMBRX)	$17.12	$16.58	+$	0.54

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PERFORMANCE SUMMARY

Performance as of 6/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
Z						0.83%
6-Month	+	3.13%	+	3.13%	$10,313
1-Year	+	2.81%	+	2.81%	$10,281
5-Year	+	90.49%	+	13.76%	$19,049
10-Year	+	84.42%	+	6.31%	$18.442
A						1.13%
6-Month	+	3.04%		-2.86%	$9,714
1-Year	+	2.51%		-3.40%	$9,660
5-Year	+	87.64%	+	12.07%	$17,680
10-Year	+	78.78%	+	5.35%	$16,846
C						1.83%
6-Month	+	2.69%	+	1.69%	$10,169
1-Year	+	1.79%	+	0.85%	$10,085
5-Year	+	81.35%	+	12.64%	$18,135
10-Year	+	66.97%	+	5.26%	$16,697
R						1.33%
6-Month	+	2.94%	+	2.94%	$10,294
1-Year	+	2.32%	+	2.32%	$10,232
5-Year	+	85.94%	+	13.21%	$18,594
Since Inception (10/30/09)	+	86.24%	+	11.60%	$18,624
R6						0.74%
6-Month	+	3.26%	+	3.26%	$10,326
1-Year	+	2.91%	+	2.91%	$10,291
Since Inception (5/1/13)	+	28.98%	+	12.48%	$12,898

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,031.30	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,020.63	$4.21
A
Actual	$1,000	$1,030.40	$5.74
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.71
C
Actual	$1,000	$1,026.90	$9.25
Hypothetical (5% return before expenses)	$1,000	$1,015.67	$9.20
R
Actual	$1,000	$1,029.40	$6.74
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.71
R6
Actual	$1,000	$1,032.60	$3.78
Hypothetical (5% return before expenses)	$1,000	$1,021.08	$3.76

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.84%;
A: 1.14%; C: 1.84%; R: 1.34%; and R6: 0.75%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.59	$16.91	$13.36	$11.68	$12.32	$11.49
Income from investment operations[a]:
Net investment income[b]	0.18	0.54 [c]	0.31	0.24	0.28	0.36 [d]
Net realized and unrealized gains (losses)	0.34	0.62	3.56	1.68	(0.57)	0.91
Total from investment operations	0.52	1.16	3.87	1.92	(0.29)	1.27
Less distributions from:
Net investment income	—	(0.69)	(0.32)	(0.24)	(0.35)	(0.44)
Net realized gains	—	(0.79)	—	—	—	—
Total distributions	—	(1.48)	(0.32)	(0.24)	(0.35)	(0.44)
Net asset value, end of period	$17.11	$16.59	$16.91	$13.36	$11.68	$12.32

Total return[e]	3.13%	6.82%	29.11%	16.44%	(2.15)%	11.10%

Ratios to average net assets[f]
Expenses[g]	0.84%[h,i]	0.83%[h]	0.80%[h]	0.84%	0.84%	0.88%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	—%[j]	0.01%	—%[j]	0.02%
Net investment income	2.07%	3.14%[c]	2.02%	1.87%	2.24%	3.06%[d]

Supplemental data
Net assets, end of period (000’s)	$2,778,410	$2,774,929	$2,876,322	$2,450,546	$2,423,177	$2,860,233
Portfolio turnover rate	16.21%	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.47	$16.80	$13.28	$11.61	$12.24	$11.40
Income from investment operations[a]:
Net investment income[b]	0.15	0.49 [c]	0.26	0.20	0.24	0.32 [d]
Net realized and unrealized gains (losses)	0.35	0.60	3.54	1.67	(0.56)	0.90
Total from investment operations	0.50	1.09	3.80	1.87	(0.32)	1.22
Less distributions from:
Net investment income	—	(0.63)	(0.28)	(0.20)	(0.31)	(0.38)
Net realized gains	—	(0.79)	—	—	—	—
Total distributions	—	(1.42)	(0.28)	(0.20)	(0.31)	(0.38)
Net asset value, end of period	$16.97	$16.47	$16.80	$13.28	$11.61	$12.24

Total return[e]	3.04%	6.48%	28.70%	16.10%	(2.50)%	10.82%

Ratios to average net assets[f]
Expenses[g]	1.14%[h,i]	1.13%[h]	1.10%[h]	1.14%	1.14%	1.18%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	—%[j]	0.01%	—%[j]	0.02%
Net investment income	1.77%	2.84%[c]	1.72%	1.57%	1.94%	2.76%[d]

Supplemental data
Net assets, end of period (000’s)	$1,104,735	$1,101,706	$1,148,409	$983,981	$1,062,477	$1,327,189
Portfolio turnover rate	16.21%	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.36	$16.70	$13.21	$11.54	$12.16	$11.29
Income from investment operations[a]:
Net investment income[b]	0.09	0.37 [c]	0.15	0.11	0.15	0.24 [d]
Net realized and unrealized gains (losses)	0.35	0.59	3.51	1.66	(0.55)	0.88
Total from investment operations	0.44	0.96	3.66	1.77	(0.40)	1.12
Less distributions from:
Net investment income	—	(0.51)	(0.17)	(0.10)	(0.22)	(0.25)
Net realized gains	—	(0.79)	—	—	—	—
Total distributions	—	(1.30)	(0.17)	(0.10)	(0.22)	(0.25)
Net asset value, end of period	$16.80	$16.36	$16.70	$13.21	$11.54	$12.16

Total return[e]	2.69%	5.78%	27.79%	15.29%	(3.15)%	9.96%

Ratios to average net assets[f]
Expenses[g]	1.84%[h,i]	1.83%[h]	1.80%[h]	1.84%	1.84%	1.88%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	—%[j]	0.01%	—%[j]	0.02%
Net investment income	1.07%	2.14%[c]	1.02%	0.87%	1.24%	2.06%[d]

Supplemental data
Net assets, end of period (000’s)	$323,748	$320,832	$336,222	$295,958	$315,390	$400,949
Portfolio turnover rate	16.21%	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.33	$16.68	$13.19	$11.52	$12.16	$11.38
Income from investment operations[a]:
Net investment income[b]	0.13	0.44 [c]	0.23	0.18	0.21	0.26 [d]
Net realized and unrealized gains (losses)	0.35	0.61	3.50	1.66	(0.55)	0.93
Total from investment operations	0.48	1.05	3.73	1.84	(0.34)	1.19
Less distributions from:
Net investment income	—	(0.61)	(0.24)	(0.17)	(0.30)	(0.41)
Net realized gains	—	(0.79)	—	—	—	—
Total distributions	—	(1.40)	(0.24)	(0.17)	(0.30)	(0.41)
Net asset value, end of period	$16.81	$16.33	$16.68	$13.19	$11.52	$12.16

Total return[e]	2.94%	6.31%	28.34%	15.95%	(2.69)%	10.63%

Ratios to average net assets[f]
Expenses[g]	1.34%[h,i]	1.33%[h]	1.30%[h]	1.34%	1.34%	1.38%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	—%[j]	0.01%	—%[j]	0.02%
Net investment income	1.57%	2.64%[c]	1.52%	1.37%	1.74%	2.56%[d]

Supplemental data
Net assets, end of period (000’s)	$2,433	$2,246	$1,956	$1,905	$2,039	$976
Portfolio turnover rate	16.21%	40.06%	32.95%	43.23%	51.38%	34.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.58	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.19	0.56 [d]	0.24
Net realized and unrealized gains (losses)	0.35	0.63	2.21
Total from investment operations	0.54	1.19	2.45
Less distributions from:
Net investment income	—	(0.70)	(0.34)
Net realized gains	—	(0.79)	—
Total distributions	—	(1.49)	(0.34)
Net asset value, end of period	$17.12	$16.58	$16.88

Total return[e]	3.26%	6.91%	16.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.75%	0.74%	2.10%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.75%[i]	0.74%	0.71%
Expenses incurred in connection with securities sold short	0.05%	0.04%	—%[j]
Net investment income	2.16%	3.23%[d]	2.11%

Supplemental data
Net assets, end of period (000’s)	$51,064	$50,868	$6
Portfolio turnover rate	16.21%	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.24 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, June 30, 2015 (unaudited)
	Country	Shares	Value
Common Stocks and Other Equity Interests 85.9%
Aerospace & Defense 1.8%
[a]KLX Inc.	United States	1,731,940	$76,430,512
Auto Components 0.5%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,846,329	248,411
[a,b,c]International Automotive Components Group North America LLC	United States	22,836,904	20,325,164
			20,573,575
Banks 9.3%
Barclays PLC	United Kingdom	22,475,170	91,978,628
JPMorgan Chase & Co.	United States	1,911,470	129,521,207
Societe Generale SA	France	1,145,620	53,456,945
Wells Fargo & Co.	United States	2,188,070	123,057,057
			398,013,837
Beverages 1.3%
PepsiCo Inc.	United States	605,023	56,472,847
Chemicals 3.6%
Arkema SA	France	1,295,470	93,308,693
[a,d,e]Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
Tronox Ltd., A	United States	4,071,254	59,562,446
			152,871,139
Communications Equipment 3.1%
Cisco Systems Inc.	United States	2,249,522	61,771,874
Nokia Corp., ADR	Finland	9,919,206	67,946,561
			129,718,435
Construction & Engineering 1.3%
Sinopec Engineering Group Co. Ltd.	China	58,345,700	54,042,962
Consumer Finance 2.0%
Capital One Financial Corp.	United States	989,010	87,003,210
Diversified Telecommunication Services 4.1%
[a,d,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Koninklijke KPN NV	Netherlands	33,100,190	126,527,579
TDC AS	Denmark	6,263,530	45,913,777
			172,441,356
Energy Equipment & Services 3.0%
Baker Hughes Inc.	United States	1,429,670	88,210,639
Ensco PLC, A	United States	1,754,530	39,073,383
			127,284,022
Food & Staples Retailing 3.9%
Tesco PLC	United Kingdom	19,698,964	65,778,006
Walgreens Boots Alliance Inc.	United States	1,177,451	99,423,963
			165,201,969
Health Care Equipment & Supplies 4.1%
Medtronic PLC	United States	1,588,385	117,699,328
Stryker Corp.	United States	611,166	58,409,135
			176,108,463

18 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Insurance 5.6%
The Allstate Corp.	United States	1,024,346	$66,449,325
RSA Insurance Group PLC	United Kingdom	12,512,342	78,077,169
White Mountains Insurance Group Ltd.	United States	146,141	95,713,587
			240,240,081
IT Services 1.5%
Xerox Corp.	United States	6,013,798	63,986,811
Media 12.4%
CBS Corp., B	United States	1,178,271	65,394,041
[a]DIRECTV	United States	996,000	92,418,840
[a]Liberty Global PLC, C	United Kingdom	1,241,640	62,864,233
Reed Elsevier PLC	United Kingdom	2,648,846	43,069,841
Time Warner Cable Inc.	United States	424,034	75,550,138
Time Warner Inc.	United States	617,542	53,979,346
Tribune Media Co., A	United States	38,821	2,072,653
Tribune Publishing Co.	United States	67,616	1,050,753
Twenty-First Century Fox Inc., B	United States	4,087,847	131,710,430
			528,110,275
Metals & Mining 1.6%
Freeport-McMoRan Inc., B	United States	3,690,989	68,726,215
[a,b,f]PMG LLC	United States	5,455	228,273
			68,954,488
Oil, Gas & Consumable Fuels 1.2%
Apache Corp.	United States	858,830	49,494,373
Personal Products 0.6%
Avon Products Inc.	United States	3,821,101	23,920,092
Pharmaceuticals 8.2%
Eli Lilly & Co.	United States	1,064,912	88,909,503
Merck & Co. Inc.	United States	2,342,630	133,365,926
Novartis AG, ADR	Switzerland	592,258	58,242,652
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,192,870	70,498,617
			351,016,698
Semiconductors & Semiconductor Equipment 0.4%
Altera Corp.	United States	319,607	16,363,878
Software 8.8%
CA Inc.	United States	1,744,076	51,083,986
[a]Check Point Software Technologies Ltd.	Israel	613,666	48,817,130
Microsoft Corp.	United States	2,664,318	117,629,640
Open Text Corp.	Canada	1,079,558	43,754,486
Symantec Corp.	United States	4,968,542	115,518,601
			376,803,843
Specialty Retail 0.3%
[a]Office Depot Inc.	United States	1,535,320	13,295,871
Technology Hardware, Storage & Peripherals 0.8%
Samsung Electronics Co. Ltd.	South Korea	31,489	35,661,509
Tobacco 3.8%
British American Tobacco PLC	United Kingdom	2,236,965	120,012,396
Reynolds American Inc.	United States	564,506	42,146,018
			162,158,414

franklintempleton.com		Semiannual Report | 19

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Wireless Telecommunication Services 2.7%
Vodafone Group PLC	United Kingdom	31,413,749	$113,433,279
Total Common Stocks and Other Equity Interests
(Cost $3,062,633,949)			3,659,601,939
Preferred Stocks 3.8%
Automobiles 1.8%
Porsche Automobil Holding SE, pfd.	Germany	929,930	78,317,762
Technology Hardware, Storage & Peripherals 2.0%
Samsung Electronics Co. Ltd., pfd.	South Korea	95,188	84,421,496
Total Preferred Stocks (Cost $157,738,575)			162,739,258

		Principal
		Amount*

Corporate Bonds, Notes and Senior Floating Rate
Interests 1.7%
[g,h]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	1,402,571	1,407,831
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	18,056,743
[g,h]Tranche D Term Loan, 6.937%, 1/30/19	United States	15,813,482	14,640,644
[g,h]Tranche E Term Loan, 7.687%, 7/30/19	United States	5,080,935	4,772,903
[g,h]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 10/29/19	United States	22,739,000	22,881,119
[g,h]NGPL PipeCo LLC, Term Loan, 6.75%, 9/15/17	United States	624,851	599,545
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	14,349,000	896,812
Walter Energy Inc.,
[g,h]B Term Loan, 7.25%, 4/01/18	United States	9,375,505	5,172,157
[i]first lien, 144A, 9.50%, 10/15/19	United States	5,229,000	2,889,022
[i,j]second lien, 144A, PIK, 11.50%, 4/01/20	United States	4,557,750	247,012
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $82,046,243)			71,563,788
Corporate Notes and Senior Floating Rate Interests in
Reorganization 2.1%
[b,k]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
[g,h,k]Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	7,949,777	7,072,781
Term B-6-B Loans	United States	33,533,690	30,120,430
Term B-7 Loans	United States	10,720,130	9,385,474
[g,h,k]Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.671%,
10/10/17	United States	46,282,735	26,749,986
[i,k]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	United States	28,306,000	17,337,425
Total Corporate Notes and Senior Floating Rate Interests
in Reorganization (Cost $116,227,269)			90,666,096

20 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Companies in Liquidation 0.5%
[a]Adelphia Recovery Trust	United States	48,268,724	$96,538
[a,d]Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	6,161,087	68,388
[a,b,c,f]CB FIM Coinvestors LLC	United States	15,831,950	—
[a,d,e]Century Communications Corp., Contingent Distribution	United States	16,986,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	19,805,560	—
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446	21,616,109
[a,d,e]Tribune Media Litigation Trust, Contingent Distribution	United States	496,804	—
Total Companies in Liquidation (Cost $33,588,993)			21,781,035

		Principal
		Amount*

Municipal Bonds (Cost $14,857,095) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	17,038,000	11,543,245
Total Investments before Short Term Investments
(Cost $3,467,092,124)			4,017,895,361
Short Term Investments 5.8%
U.S. Government and Agency Securities 5.8%
FHLB, 7/01/15	United States	24,000,000	24,000,000
[m,n]U.S. Treasury Bills,
10/22/15	United States	50,000,000	49,998,050
7/09/15 - 12/24/15	United States	173,100,000	173,079,571
Total U.S. Government and Agency Securities
(Cost $247,041,915)			247,077,621
Total Investments (Cost $3,714,134,039) 100.1%			4,264,972,982
Securities Sold Short (0.8)%			(33,744,000)
Other Assets, less Liabilities 0.7%			29,159,687
Net Assets 100.0%			$4,260,388,669

		Shares

[o]Securities Sold Short (Proceeds $33,388,584) (0.8)%
Common Stocks (0.8)%
Diversified Telecommunication Services (0.8)%
AT&T Inc.	United States	950,000	$(33,744,000)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days.
fSee Note 11 regarding holdings of 5% voting securities.
gSee Note 1(g) regarding senior floating rate interests.
hThe coupon rate shown represents the rate at period end.
iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2015, the aggregate value of these securities was $20,473,459, representing 0.48% of net assets.
jIncome may be received in additional securities and/or cash.

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FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

kSee Note 8 regarding credit risk and defaulted securities.
lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
mThe security is traded on a discount basis with no stated coupon rate.
nSecurity or a portion of the security has been pledged as collateral for securities sold short and open forward contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $68,525,094, representing 1.61% of net assets.
oSee Note 1(e) regarding securities sold short.

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	1,013	$141,262,850	9/14/15	$1,737,640	$—
GBP/USD		Short	1,705	167,569,531	9/14/15	—	(4,066,064)
Totals						$1,737,640	$(4,066,064)
Net unrealized appreciation (depreciation)							$(2,328,424)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	6,139,979	$6,822,096	7/20/15	$39,593	$(17,107)
Euro	BANT	Sell	15,879,896	18,040,819	7/20/15	338,600	—
Euro	BBU	Sell	609,157	685,001	7/20/15	5,939	—
Euro	BONY	Sell	221,862	257,699	7/20/15	10,377	—
Euro	DBFX	Buy	4,937,403	5,538,475	7/20/15	14,990	(49,463)
Euro	DBFX	Sell	36,332,977	42,018,348	7/20/15	1,515,922	—
Euro	FBCO	Buy	1,850,238	2,092,060	7/20/15	—	(29,495)
Euro	FBCO	Sell	4,429,463	5,069,643	7/20/15	131,869	—
Euro	HSBC	Buy	1,866,287	2,111,689	7/20/15	—	(31,233)
Euro	HSBC	Sell	4,378,429	5,010,865	7/20/15	129,983	—
Euro	SSBT	Buy	2,393,180	2,679,958	7/20/15	—	(12,145)
Euro	SSBT	Sell	36,576,730	42,296,577	7/20/15	1,522,425	—
British Pound	BANT	Sell	17,290,069	26,136,537	7/21/15	—	(1,022,083)
British Pound	DBFX	Sell	1,592,065	2,445,682	7/21/15	—	(55,076)
British Pound	HSBC	Sell	26,607,685	40,287,202	7/21/15	—	(1,507,195)
South Korean Won	BANT	Buy	10,517,205,331	9,685,509	8/12/15	—	(302,109)
South Korean Won	BANT	Sell	43,893,428,670	39,557,965	8/12/15	414,221	(17,762)
South Korean Won	FBCO	Buy	3,332,911,575	3,030,233	8/12/15	—	(56,625)
South Korean Won	FBCO	Sell	48,012,399,739	43,251,611	8/12/15	415,180	—
South Korean Won	HSBC	Buy	3,658,936,862	3,323,527	8/12/15	—	(59,041)
South Korean Won	HSBC	Sell	59,030,445,242	53,099,952	8/12/15	457,720	(24,447)
British Pound	BANT	Buy	62,778,399	96,892,543	8/19/15	1,696,954	(394)
British Pound	BANT	Sell	45,243,311	69,535,724	8/19/15	100,788	(1,616,532)
British Pound	DBFX	Sell	7,190,014	10,891,420	8/19/15	—	(399,996)
British Pound	FBCO	Buy	2,104,366	3,320,809	8/19/15	13,430	(29,479)
British Pound	FBCO	Sell	29,127,389	44,611,679	8/19/15	—	(1,130,857)
British Pound	HSBC	Sell	27,930,750	42,785,503	8/19/15	—	(1,077,795)
British Pound	SSBT	Buy	2,255,502	3,537,154	8/19/15	8,091	(3,136)
British Pound	SSBT	Sell	4,669,326	7,138,380	8/19/15	—	(194,472)
Euro	BANT	Sell	44,237,388	49,257,417	8/31/15	152,090	(238,506)

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					FRANKLIN MUTUAL BEACON FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBFX	Sell	2,749,127	$2,987,531	8/31/15	$3,789	$(82,724)
Euro	FBCO	Sell	3,469,999	3,843,163	8/31/15	31,056	(58,443)
Euro	HSBC	Sell	11,311,973	12,407,710	8/31/15	6,590	(216,626)
Euro	SSBT	Sell	1,442,112	1,533,811	8/31/15	193	(74,961)
Euro	BANT	Sell	24,611,657	26,773,302	10/16/15	24,546	(724,834)
Euro	FBCO	Sell	20,724,338	22,379,121	10/16/15	7,905	(763,023)
Euro	HSBC	Sell	1,410,614	1,535,167	10/16/15	—	(39,478)
Euro	SSBT	Sell	9,761,584	10,893,676	10/16/15	23,078	(26,099)
British Pound	BANT	Buy	1,578,001	2,479,614	10/22/15	—	(2,583)
British Pound	BANT	Sell	33,443,371	49,830,623	10/22/15	—	(2,666,350)
British Pound	DBFX	Buy	1,578,002	2,478,765	10/22/15	—	(1,732)
British Pound	FBCO	Buy	821,281	1,253,928	10/22/15	35,259	—
British Pound	FBCO	Sell	32,331,080	48,173,309	10/22/15	—	(2,577,670)
British Pound	HSBC	Buy	1,432,420	2,249,415	10/22/15	—	(906)
Euro	BANT	Sell	33,831,566	38,467,369	11/18/15	678,366	—
Euro	DBFX	Sell	19,378,162	22,002,334	11/18/15	368,794	(11,376)
Euro	FBCO	Sell	9,975,783	11,201,174	11/18/15	63,977	(5,500)
Euro	HSBC	Sell	20,358,131	23,142,610	11/18/15	403,093	—
Euro	SSBT	Sell	5,980,823	6,659,553	11/18/15	10,842	(31,717)
British Pound	BANT	Sell	30,308,280	46,977,834	11/23/15	—	(588,460)
British Pound	SSBT	Sell	28,752,838	44,566,899	11/23/15	—	(558,261)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$8,625,660	$(16,305,691)
Net unrealized appreciation (depreciation)							$(7,680,031)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 39.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,713,752,220
Cost - Controlled affiliated issuers (Note 11)	381,819
Total cost of investments	$3,714,134,039
Value - Unaffiliated issuers	$4,264,744,709
Value - Controlled affiliated issuers (Note 11)	228,273
Total value of investments	4,264,972,982
Cash	16,964,962
Restricted Cash (Note 1d)	1,080,000
Foreign currency, at value (cost $2,085,795)	2,086,939
Receivables:
Investment securities sold	4,302,375
Capital shares sold	1,624,799
Dividends and interest	11,145,753
Due from brokers	41,200,999
Variation margin	1,412,181
Unrealized appreciation on OTC forward exchange contracts	8,625,660
Other assets	1,770
Total assets	4,353,418,420
Liabilities:
Payables:
Investment securities purchased	33,514,931
Capital shares redeemed	3,817,583
Management fees	2,421,833
Distribution fees	1,133,404
Transfer agent fees	558,015
Trustees’ fees and expenses	230,879
Securities sold short, at value (proceeds $33,388,584)	33,744,000
Due to brokers	1,080,000
Unrealized depreciation on OTC forward exchange contracts	16,305,691
Accrued expenses and other liabilities	223,415
Total liabilities	93,029,751
Net assets, at value	$4,260,388,669
Net assets consist of:
Paid-in capital	$3,179,187,356
Undistributed net investment income	49,684,059
Net unrealized appreciation (depreciation)	540,428,277
Accumulated net realized gain (loss)	491,088,977
Net assets, at value	$4,260,388,669

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$2,778,409,576
Shares outstanding	162,349,169
Net asset value and maximum offering price per share	$17.11
Class A:
Net assets, at value	$1,104,734,523
Shares outstanding	65,092,323
Net asset value per share[a]	$16.97
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.01
Class C:
Net assets, at value	$323,747,615
Shares outstanding	19,270,939
Net asset value and maximum offering price per share[a]	$16.80
Class R:
Net assets, at value	$2,433,294
Shares outstanding	144,759
Net asset value and maximum offering price per share	$16.81
Class R6:
Net assets, at value	$51,063,661
Shares outstanding	2,982,737
Net asset value and maximum offering price per share	$17.12

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$55,092,744
Non-controlled affiliated issuers (Note 11)	487,763
Interest	6,368,342
Income from securities loaned	969,856
Total investment income	62,918,705
Expenses:
Management fees (Note 3a)	14,589,222
Distribution fees: (Note 3c)
Class A	1,681,055
Class C	1,634,708
Class R	5,929
Transfer agent fees: (Note 3e)
Class Z	1,246,966
Class A	495,718
Class C	144,604
Class R	1,049
Class R6	106
Custodian fees (Note 4)	104,718
Reports to shareholders	118,878
Registration and filing fees	71,280
Professional fees	28,502
Trustees’ fees and expenses	50,407
Dividends on securities sold short	1,168,795
Other	37,960
Total expenses	21,379,897
Expense reductions (Note 4)	(338)
Expenses waived/paid by affiliates (Note 3f)	(4,250)
Net expenses	21,375,309
Net investment income	41,543,396
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	380,096,216
Non-controlled affiliated issuers (Note 11)	1,313,642
Written options	225,175
Foreign currency transactions	69,550,986
Futures contracts	9,390,012
Securities sold short	(2,994,857)
Net realized gain (loss)	457,581,174
Net change in unrealized appreciation (depreciation) on:
Investments	(309,822,991)
Translation of other assets and liabilities denominated in foreign currencies	(52,008,092)
Written options	(195,175)
Futures contracts	(5,149,225)
Net change in unrealized appreciation (depreciation)	(367,175,483)
Net realized and unrealized gain (loss)	90,405,691
Net increase (decrease) in net assets resulting from operations	$131,949,087

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	FRANKLIN MUTUAL BEACON FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$41,543,396	$129,035,674
Net realized gain (loss)	457,581,174	342,705,241
Net change in unrealized appreciation (depreciation)	(367,175,483)	(193,622,551)
Net increase (decrease) in net assets resulting from operations	131,949,087	278,118,364
Distributions to shareholders from:
Net investment income:
Class Z	—	(108,365,306)
Class A	—	(39,939,800)
Class C	—	(9,494,293)
Class R	—	(76,629)
Class R6	—	(2,007,139)
Net realized gains:
Class Z	—	(124,181,438)
Class A	—	(49,595,284)
Class C	—	(14,636,661)
Class R	—	(101,248)
Class R6	—	(2,255,117)
Total distributions to shareholders	—	(350,652,915)
Capital share transactions: (Note 2)
Class Z	(84,715,663)	(53,559,902)
Class A	(30,478,992)	(28,560,400)
Class C	(5,611,098)	(9,697,118)
Class R	123,163	342,556
Class R6	(1,457,917)	51,675,095
Total capital share transactions	(122,140,507)	(39,799,769)
Net increase (decrease) in net assets	9,808,580	(112,334,320)
Net assets:
Beginning of period	4,250,580,089	4,362,914,409
End of period	$4,260,388,669	$4,250,580,089
Undistributed net investment income included in net assets:
End of period	$49,684,059	$8,140,663

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FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an

28 | Semiannual Report

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

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Semiannual Report | 29

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $9,663,313 and the aggregate value of collateral pledged for such contracts was $10,564,779.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

d. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of

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cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

i. Security Transactions, Investment Income, Expenses and Distributions (continued)

accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	3,521,660	$61,485,768	5,229,939	$91,015,375
Shares issued in reinvestment of distributions	—	—	12,979,886	218,311,381
Shares redeemed	(8,482,329)	(146,201,431)	(21,017,382)	(362,886,658)
Net increase (decrease)	(4,960,669)	$(84,715,663)	(2,807,557)	$(53,559,902)
Class A Shares:
Shares sold	3,541,232	$60,930,423	4,739,908	$81,387,282
Shares issued in reinvestment of distributions	—	—	5,201,776	86,929,792
Shares redeemed	(5,330,750)	(91,409,415)	(11,413,516)	(196,877,474)
Net increase (decrease)	(1,789,518)	$(30,478,992)	(1,471,832)	$(28,560,400)
Class C Shares:
Shares sold	951,643	$16,296,928	970,010	$16,571,387
Shares issued in reinvestment of distributions	—	—	1,364,458	22,656,149
Shares redeemed	(1,288,844)	(21,908,026)	(2,863,231)	(48,924,654)
Net increase (decrease)	(337,201)	$(5,611,098)	(528,763)	$(9,697,118)

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	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	11,375	$194,310	23,067	$398,900
Shares issued in reinvestment of distributions	—	—	10,739	177,877
Shares redeemed	(4,172)	(71,147)	(13,549)	(234,221)
Net increase (decrease)	7,203	$123,163	20,257	$342,556
Class R6 Shares:
Shares sold	166,210	$2,880,331	3,331,155	$56,277,297
Shares redeemed	(250,722)	(4,338,248)	(264,245)	(4,602,202)
Net increase (decrease)	(84,512)	$(1,457,917)	3,066,910	$51,675,095

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund. The sub-advisory fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective July 31, 2015, FTIML no longer provides subadvisory services to the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$164,827
CDSC retained	$2,790

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $1,888,443, of which $833,765 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the period ended June 30, 2015.

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4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$215,756
[b]Increase in projected benefit obligation	$3,011
Benefit payments made to retired trustees	$(1,921)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,718,650,441

Unrealized appreciation	$794,480,676
Unrealized depreciation	(248,158,135)
Net unrealized appreciation (depreciation)	$546,322,541

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $668,487,253 and $793,971,394, respectively.

Transactions in options written during the period ended June 30, 2015, were as follows:

Number of
	Contracts	Premiums
Options outstanding at December 31, 2014	2,000	$225,175
Options written	—	—
Options expired	(2,000)	(225,175)
Options exercised	—	—
Options closed	—	—
Options outstanding at June 30, 2015	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $90,666,096, representing 2.13% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	248,411
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	20,325,164
5,455	PMG LLC	3/22/04	381,819	228,273
	Total Restricted Securities (Value is 0.49% of Net Assets)		$20,975,149	$20,801,848

10. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$1,737,640	[a]	Variation margin	$4,066,064	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	8,625,660		forward exchange contracts	16,305,691
Totals		$10,363,300			$20,371,755

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts	Net Realized Gain				Appreciation
Not Accounted for as	Statement of Operations	(Loss) for the		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	Period		Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$70,229,318	[a]	Translation of other assets and
				liabilities denominated in
				foreign currencies	$(51,991,720)[a]
	Futures contracts	9,390,012		Futures contracts	(5,149,225)
Equity contracts	Written options	225,175		Written options	(195,175)
Totals		$79,844,505			$(57,336,120)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 1.06% of average month end net assets. The average month end number of open derivative contracts for the period was 192.

See Notes 1(c) and 7 regarding derivative financial instruments and investment transactions, respectively.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at
	at Beginning	Gross	Gross	at End	End of	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income Gain (Loss)
Controlled Affiliates[a]
PMG LLC	5,455	—	—	5,455	$228,273	$—	$—
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
Polaris Consulting and Services
Ltd./India	6,669,381	—	(6,669,381)	—	—	487,763	1,313,642
Total Non-Controlled Affiliates					—	487,763	1,313,642
Total Affiliated Securities (Value is 0.01% of Net Assets)					$228,273	$487,763	$1,313,642

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin
Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit
Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and main-
tenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Credit Facility (continued)

annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$20,573,575	$20,573,575
Metals & Mining	68,726,215	—	228,273	68,954,488
All Other Equity Investments[b]	3,732,813,134	—	—[c]	3,732,813,134
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	71,563,788	—	71,563,788
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	90,666,096	—[c]	90,666,096
Companies in Liquidation	—	21,781,035	—[c]	21,781,035
Municipal Bonds	—	11,543,245	—	11,543,245
Short Term Investments	223,077,621	24,000,000	—	247,077,621
Total Investments in Securities	$4,024,616,970	$219,554,164	$20,801,848	$4,264,972,982
Other Financial Instruments
Futures Contracts	$1,737,640	$—	$—	$1,737,640
Forward Exchange Contracts	—	8,625,660	—	8,625,660
Total Other Financial Instruments	$1,737,640	$8,625,660	$—	$10,363,300

Liabilities:
Other Financial Instruments
Securities Sold Short	$33,744,000	$—	$—	$33,744,000
Futures Contracts	4,066,064	—	—	4,066,064
Forward Exchange Contracts	—	16,305,691	—	16,305,691
Total Other Financial Instruments	$37,810,064	$16,305,691	$—	$54,115,755

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at June 30, 2015.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	USD	United States Dollar	GO	General Obligation
DBFX	Deutsche Bank AG			PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL BEACON FUND

Meeting of Shareholders

Meeting of Shareholders, April 7, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities and to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, and the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	126,049,014.598	49.349%	76.963%
Against	10,692,558.675	4.187%	6.529%
Abstain	6,701,994.822	2.624%	4.092%
Broker Non-Votes	20,335,030.000	7.961%	12.416%

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MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	125,815,280.453	49.258%	76.820%
Against	12,008,934.674	4.702%	7.333%
Abstain	5,619,352.968	2.200%	3.431%
Broker Non-Votes	20,335,030.000	7.961%	12.416%

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2014. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the best performing quintile for the

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2014, was in the second-best performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance

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requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

     SUPPLEMENT DATED JUNE 1, 2015 TO THE PROSPECTUS DATED MAY 1, 2015 OF

FRANKLIN MUTUAL SERIES FUNDS

(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
• 0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion;
• 0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
• 0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure

Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
June 30, 2015

Franklin Mutual European Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Mutual European Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	23
Notes to Financial Statements	27
Meeting of Shareholders	40
Shareholder Information	42

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Semiannual Report

Franklin Mutual European Fund

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

Performance Overview

The Fund’s Class Z shares delivered a +5.94% cumulative total return for the six months under review. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, produced a +7.25% total return in local currency terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI Europe Index, European stock markets overall advanced in local currency terms during the six-month period amid a generally accommodative monetary policy environment, signs of economic improvement in Europe and euro depreciation versus the U.S. dollar. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

The U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, the European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. First-quarter economic growth showed the fastest pace of expansion in two years as activity picked up in France, Italy returned to growth and Spain expanded at a solid pace. Germany was a notable exception as economic growth slowed sharply due to sluggish exports, while

1. Source: Morningstar.
The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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FRANKLIN MUTUAL EUROPEAN FUND

Greece slipped back into recession. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped lessen fears about Greece’s debt situation.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and merger arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

The Fund’s investment in merger arbitrage was not a traditional situation, such as those positions established after a deal announcement to capture the merger spread. Rather, the Fund was invested in the target, U.K.-based beverage can maker Rexam, when it received an unsolicited offer from U.S.-based metals packaging manufacturer Ball in February 2015. The proposed deal contained some of the characteristics that we typically find attractive in a merger arbitrage opportunity: cost savings, greater geographic presence and increased competitive capabilities. The planned merger would combine two of the three largest can makers and give the new company a better ability to meet the increased customer desire to negotiate global procurement contracts. Although our analysis of the proposed deal indicated an attractive degree of potential value creation for the new company, we subsequently exited the position as antitrust concerns began to intensify on a request for more information by the U.S. Federal Trade Commission in April.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/15
% of Total
Net Assets
Insurance	15.4%
Banks	12.4%
Diversified Telecommunication Services	9.2%
Oil, Gas & Consumable Fuels	6.4%
Media	4.9%
Metals & Mining	3.9%
Specialty Retail	3.6%
Construction & Engineering	3.1%
Marine	2.3%

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Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added new positions in German telecommunications incumbent Deutsche Telekom (DT) and Swiss cement maker Holcim. We viewed DT’s core German market as attractive, given competition amid industry consolidation and potential upside from data usage as smartphone and 4G penetration increases. The company also launched a quad play service (home and mobile broadband, and unlimited calls and texts) that lowered subscriber turnover and generated incremental revenue. In addition to having operations in Germany, DT has assets in multiple geographies across Europe and the U.S. In particular, the company’s T-Mobile subsidiary in the U.S. is very well positioned, in our view, as other U.S. fixed and mobile operators seek scale. Although DT is in no rush to sell T-Mobile, we believe it could ultimately be for sale and that the valuation could rise upon consolidation.

Holcim is a manufacturer of cement, aggregates and other construction products. At period-end, the company was in the process of merging with France’s Lafarge, another major European cement maker, with the deal expected to close in July 2015. The merger would create a global company with a presence in over 90 countries that, in our view, would likely produce significant synergies, help to improve operating profitability and generate strong cash flows.

Turning to Fund performance, top contributors included hotel operator Accor, telecommunications provider Koninklijke KPN and bank ING Groep.

Improving economic conditions in Europe benefited France-based hotel operator Accor. In February, Accor’s management stated that it would accelerate its restructuring plan in 2015, an action that we view positively. The plan involved separating the streamlined, asset-heavy hotel property ownership division from the well-run, asset-light hotel management division. In April, the company reported improved demand in France and other important European markets. Finally, we believed Accor would further benefit from the economic stimulus provided by the ECB’s quantitative easing program that could improve consumer confidence and European demand, as well as from a weaker euro that could encourage tourism in the European region.

KPN is the incumbent telecommunications operator in the Netherlands. Company financial trends improved during the period as the number of subscribers increased and equipment sales rose. In April, KPN sold BASE Company, a Belgium-based mobile business, as part of an ongoing process to simplify its structure to focus on the core business and improve operating performance. We believe that the majority of proceeds from the sale of BASE and other divestments would likely be passed through to KPN shareholders via dividend payments. We also viewed as positive KPN’s selection in February of Duco Sickinghe for chairman because he has a strong management record in the industry.

Shares of Netherlands-based bank ING Groep rallied, particularly in the first quarter of 2015, as the company continued to reduce its ownership of NN Group, also a Fund holding. This is one of the final steps in the company’s transformation into a simple and well-capitalized bank following the sale of its U.S. insurance operations, Voya Financial, and its stake in Brazil-based insurer SulAmerica. NN Group includes ING’s European and Japanese insurance and investment management businesses. The bank also announced in February the resumption of its regular dividend, and the market anticipated a material special dividend once the disposal of NN Group is completed in 2016. Investors were also encouraged by the company’s positive outlook communicated during its first-quarter earnings call.

During the period under review, some of the Fund’s investments that negatively affected performance were offshore energy services company DeepOcean Group Holding, travel retailer Dufry and Hellenic Telecommunications Organization.

DeepOcean operates in the offshore energy industry and provides seabed mapping and subsea services, including installation, inspection, maintenance and repairs. After oil prices plunged in the second half of 2014, their further erosion during the first quarter of 2015 continued to weigh on the company as the oil industry has been forced to reassess expensive projects, such as deepwater drilling, and trim capital spending plans.

Dufry is a Switzerland-based global travel retailer with duty-free and duty-paid stores in airports and other transportation-related facilities. In January, the stock declined after a surprise move by the Swiss National Bank to abandon its cap on the Swiss franc’s exchange rate against the euro. In addition, weak economic conditions and currency headwinds in Brazil and Russia severely curtailed sales. The stock received a temporary boost from the late-March announcement of a binding agreement to acquire competitor World Duty Free. At period-end, we viewed the transaction as a longer-term positive but a near-term drag on Dufry’s financial performance.

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FRANKLIN MUTUAL EUROPEAN FUND

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
A.P. Moeller-Maersk AS, B	2.3%
Marine, Denmark
Koninklijke KPN NV	2.3%
Diversified Telecommunication Services, Netherlands
Vodafone Group PLC	2.2%
Wireless Telecommunication Services, U.K.
XL Group PLC	2.2%
Insurance, Ireland
Direct Line Insurance Group PLC	2.2%
Insurance, U.K.
Enel SpA	2.2%
Electric Utilities, Italy
Accor SA	2.1%
Hotels, Restaurants & Leisure, France
Kingfisher PLC	2.1%
Specialty Retail, U.K.
BNP Paribas SA	2.1%
Banks, France
UniCredit SpA	2.1%
Banks, Italy

Hellenic Telecommunications, partially owned by Deutsche Telekom, is an Athens-based company that provides fixed and mobile telecommunication services in Greece and neighboring European countries. The stock experienced heightened volatility, driven largely by the new Syriza government’s stand-off with eurozone leaders and creditors about Greece’s debts and the terms of the country’s bailout program. These geopolitical developments overshadowed relatively positive quarterly company results reported in March based on some improvement in Hellenic’s Greek mobile and fixed line businesses and cash flow that exceeded company guidance. As the Greek crisis continued during the period, we reduced the size of this position by more than half, and at period-end it was only 0.32% of total net assets.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (MEURX)	$22.10	$20.86	+$	1.24
A (TEMIX)	$21.51	$20.33	+$	1.18
C (TEURX)	$21.47	$20.37	+$	1.10
R (N/A)	$21.17	$20.04	+$	1.13
R6 (FMEUX)	$22.10	$20.85	+$	1.25

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PERFORMANCE SUMMARY

Performance as of 6/30/15

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Operating Expenses[4]
Z						1.04%
6-Month	+	5.94%	+	5.94%	$10,594
1-Year	+	1.21%	+	1.21%	$10,121
5-Year	+	56.76%	+	9.41%	$15,676
10-Year	+	113.35%	+	7.87%	$21,335
A						1.34%
6-Month	+	5.80%		-0.28%	$9,972
1-Year	+	0.92%		-4.88%	$9,512
5-Year	+	54.44%	+	7.80%	$14,555
10-Year	+	107.18%	+	6.92%	$19,524
C						2.04%
6-Month	+	5.40%	+	4.40%	$10,440
1-Year	+	0.20%		-0.68%	$9,932
5-Year	+	49.07%	+	8.31%	$14,907
10-Year	+	93.12%	+	6.80%	$19,312
R						1.54%
6-Month	+	5.64%	+	5.64%	$10,564
1-Year	+	0.66%	+	0.66%	$10,066
5-Year	+	52.82%	+	8.85%	$15,282
Since Inception (10/30/09)	+	53.63%	+	7.87%	$15,363
R6						0.89%
6-Month	+	6.00%	+	6.00%	$10,600
1-Year	+	1.35%	+	1.35%	$10,135
Since Inception (5/1/13)	+	21.23%	+	9.30%	$12,123

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL EUROPEAN FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL EUROPEAN FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,059.40	$5.26
Hypothetical (5% return before expenses)	$1,000	$1,019.69	$5.16
A
Actual	$1,000	$1,058.00	$6.79
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.66
C
Actual	$1,000	$1,054.00	$10.34
Hypothetical (5% return before expenses)	$1,000	$1,014.73	$10.14
R
Actual	$1,000	$1,056.40	$7.80
Hypothetical (5% return before expenses)	$1,000	$1,017.21	$7.65
R6
Actual	$1,000	$1,060.00	$4.49
Hypothetical (5% return before expenses)	$1,000	$1,020.43	$4.41

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.03%; A: 1.33%; C: 2.03%; R: 1.53%;
and R6: 0.88%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.86	$24.76	$21.13	$18.95	$21.47	$20.39
Income from investment operations[a]:
Net investment income[b]	0.39	0.73 [c]	0.49	0.44	0.50	0.34
Net realized and unrealized gains (losses)	0.85	(1.73)	5.12	2.89	(2.25)	1.40
Total from investment operations	1.24	(1.00)	5.61	3.33	(1.75)	1.74
Less distributions from:
Net investment income	—	(0.67)	(0.46)	(0.68)	(0.77)	(0.66)
Net realized gains	—	(2.23)	(1.52)	(0.47)	—	—
Total distributions	—	(2.90)	(1.98)	(1.15)	(0.77)	(0.66)
Net asset value, end of period	$22.10	$20.86	$24.76	$21.13	$18.95	$21.47

Total return[d]	5.94%	(4.00)%	26.68%	17.73%	(8.01)%	8.61%

Ratios to average net assets[e]
Expenses[f]	1.03%	1.04%[g]	1.07%[g]	1.13%	1.11%	1.10%
Expenses incurred in connection with
securities sold short	—%h	0.01%	—%h	—%	—%	—%
Net investment income	3.54%	2.93%[c]	2.04%	2.16%	2.43%	1.65%

Supplemental data
Net assets, end of period (000’s)	$1,493,220	$1,128,769	$1,399,294	$1,101,659	$964,069	$1,057,801
Portfolio turnover rate	21.00%	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.33	$24.21	$20.71	$18.59	$21.06	$20.02
Income from investment operations[a]:
Net investment income[b]	0.35	0.61 [c]	0.42	0.37	0.44	0.27
Net realized and unrealized gains (losses)	0.83	(1.66)	4.99	2.84	(2.20)	1.37
Total from investment operations	1.18	(1.05)	5.41	3.21	(1.76)	1.64
Less distributions from:
Net investment income	—	(0.60)	(0.39)	(0.62)	(0.71)	(0.60)
Net realized gains	—	(2.23)	(1.52)	(0.47)	—	—
Total distributions	—	(2.83)	(1.91)	(1.09)	(0.71)	(0.60)
Net asset value, end of period	$21.51	$20.33	$24.21	$20.71	$18.59	$21.06

Total return[d]	5.80%	(4.31)%	26.30%	17.37%	(8.27)%	8.25%

Ratios to average net assets[e]
Expenses[f]	1.33%	1.34%[g]	1.37%[g]	1.43%	1.41%	1.40%
Expenses incurred in connection with
securities sold short	—%h	0.01%	—%h	—%	—%	—%
Net investment income	3.24%	2.63%[c]	1.74%	1.86%	2.13%	1.35%

Supplemental data
Net assets, end of period (000’s)	$1,109,382	$843,836	$839,655	$653,435	$593,825	$765,304
Portfolio turnover rate	21.00%	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.37	$24.25	$20.79	$18.66	$21.10	$20.05
Income from investment operations[a]:
Net investment income[b]	0.28	0.43 [c]	0.24	0.24	0.31	0.13
Net realized and unrealized gains (losses)	0.82	(1.64)	5.02	2.83	(2.20)	1.36
Total from investment operations	1.10	(1.21)	5.26	3.07	(1.89)	1.49
Less distributions from:
Net investment income	—	(0.44)	(0.28)	(0.47)	(0.55)	(0.44)
Net realized gains	—	(2.23)	(1.52)	(0.47)	—	—
Total distributions	—	(2.67)	(1.80)	(0.94)	(0.55)	(0.44)
Net asset value, end of period	$21.47	$20.37	$24.25	$20.79	$18.66	$21.10

Total return[d]	5.40%	(4.97)%	25.44%	16.54%	(8.90)%	7.52%

Ratios to average net assets[e]
Expenses[f]	2.03%	2.04%[g]	2.07%[g]	2.13%	2.11%	2.10%
Expenses incurred in connection with
securities sold short	—%h	0.01%	—%h	—%	—%	—%
Net investment income	2.54%	1.93%[c]	1.04%	1.16%	1.43%	0.65%

Supplemental data
Net assets, end of period (000’s)	$302,659	$216,258	$198,491	$122,438	$127,012	$171,750
Portfolio turnover rate	21.00%	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.04	$23.95	$20.55	$18.47	$21.00	$19.98
Income from investment operations[a]:
Net investment income[b]	0.37	0.41 [c]	0.31	0.33	0.16	0.19
Net realized and unrealized gains (losses)	0.76	(1.49)	5.02	2.81	(1.97)	1.42
Total from investment operations	1.13	(1.08)	5.33	3.14	(1.81)	1.61
Less distributions from:
Net investment income	—	(0.60)	(0.41)	(0.59)	(0.72)	(0.59)
Net realized gains	—	(2.23)	(1.52)	(0.47)	—	—
Total distributions	—	(2.83)	(1.93)	(1.06)	(0.72)	(0.59)
Net asset value, end of period	$21.17	$20.04	$23.95	$20.55	$18.47	$21.00

Total return[d]	5.64%	(4.52)%	26.05%	17.16%	(8.45)%	8.02%

Ratios to average net assets[e]
Expenses[f]	1.53%	1.54%[g]	1.57%[g]	1.63%	1.61%	1.60%
Expenses incurred in connection with
securities sold short	—%h	0.01%	—%h	—%	—%	—%
Net investment income	3.04%	2.43%[c]	1.54%	1.66%	1.93%	1.15%

Supplemental data
Net assets, end of period (000’s)	$858	$421	$133	$46	$31	$21
Portfolio turnover rate	21.00%	54.05%	39.05%	41.69%	32.60%	35.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.85	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.40	0.75 [d]	0.28
Net realized and unrealized gains (losses)	0.85	(1.71)	3.95
Total from investment operations	1.25	(0.96)	4.23
Less distributions from:
Net investment income	—	(0.71)	(0.50)
Net realized gains	—	(2.23)	(1.52)
Total distributions	—	(2.94)	(2.02)
Net asset value, end of period	$22.10	$20.85	$24.75

Total return[e]	6.00%	(3.88)%	18.99%

Ratios to average net assets[f]
Expenses[g]	0.88%	0.89%[h]	0.90%[h]
Expenses incurred in connection with securities sold short	—%i	0.01%	—%i
Net investment income	3.69%	3.08%[d]	2.21%

Supplemental data
Net assets, end of period (000’s)	$406,924	$334,396	$317,690
Portfolio turnover rate	21.00%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, June 30, 2015 (unaudited)
	Country	Shares	Value
Common Stocks 87.8%
Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	1,130,348	$33,010,866
Airlines 0.9%
[a]International Consolidated Airlines Group SA	United Kingdom	3,883,692	30,183,035
Auto Components 1.2%
Cie Generale des Etablissements Michelin, B	France	388,660	40,711,030
Banks 12.4%
Barclays PLC	United Kingdom	12,185,662	49,869,276
BNP Paribas SA	France	1,157,580	69,857,022
[a]Commerzbank AG	Germany	4,654,815	59,475,359
Danske Bank AS	Denmark	117,227	3,446,359
HSBC Holdings PLC	United Kingdom	4,359,540	39,045,224
ING Groep NV, IDR	Netherlands	3,294,487	54,375,523
Societe Generale SA	France	1,426,820	66,578,306
UniCredit SpA	Italy	10,178,557	68,344,545
			410,991,614
Capital Markets 1.9%
UBS Group AG	Switzerland	2,902,839	61,558,440
Chemicals 1.8%
Arkema SA	France	818,295	58,939,255
Commercial Services & Supplies 1.0%
G4S PLC	United Kingdom	8,083,768	34,111,126
Communications Equipment 1.7%
Nokia Corp., ADR	Finland	5,416,684	37,104,285
Nokia OYJ, A	Finland	2,949,534	20,018,489
			57,122,774
Construction & Engineering 3.1%
Balfour Beatty PLC	United Kingdom	12,287,260	46,694,650
FLSmidth & Co. AS	Denmark	1,157,049	55,656,441
			102,351,091
Construction Materials 1.8%
[a]Holcim Ltd., B	Switzerland	827,050	61,027,109
Diversified Financial Services 0.1%
Oslo Bors VPS Holding ASA	Norway	340,000	3,945,749
Diversified Telecommunication Services 9.2%
Deutsche Telekom AG	Germany	3,708,720	63,857,678
[a]Euskaltel SA	Spain	2,929,285	31,013,146
Hellenic Telecommunications Organization SA	Greece	1,256,459	10,585,211
Koninklijke KPN NV	Netherlands	19,594,565	74,901,469
[a,b]Sunrise Communications Group AG, 144A	Switzerland	721,147	60,269,103
TDC AS	Denmark	4,091,585	29,992,691
Telenor ASA	Norway	1,503,222	32,934,831
			303,554,129
Electric Utilities 2.2%
Enel SpA	Italy	15,854,087	71,805,139
Energy Equipment & Services 0.4%
[a]DeepOcean Group Holding BV	Netherlands	915,467	13,732,005

18 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 1.8%
Metro AG	Germany	1,835,451	$57,847,260
Hotels, Restaurants & Leisure 2.1%
Accor SA	France	1,399,341	70,598,365
Industrial Conglomerates 1.4%
Koninklijke Philips NV	Netherlands	1,848,706	47,015,827
Insurance 15.4%
Ageas	Belgium	1,593,889	61,380,378
Assicurazioni Generali SpA	Italy	3,477,131	62,621,433
Direct Line Insurance Group PLC	United Kingdom	13,726,246	72,411,687
Lancashire Holdings Ltd.	United Kingdom	4,225,023	40,920,259
NN Group NV	Netherlands	2,423,079	68,090,596
RSA Insurance Group PLC	United Kingdom	10,023,189	62,544,823
[a]Storebrand ASA	Norway	4,727,765	19,498,673
UNIQA Insurance Group AG	Austria	5,362,759	48,344,125
XL Group PLC	Ireland	2,003,580	74,533,176
			510,345,150
Machinery 1.2%
CNH Industrial NV (EUR Traded)	United Kingdom	1,741,006	15,871,361
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	833,461	7,597,998
[a]Vossloh AG	Germany	293,290	17,503,194
			40,972,553
Marine 2.3%
A.P. Moeller-Maersk AS, B	Denmark	41,600	75,318,863
Media 4.9%
[a]Liberty Global PLC, C	United Kingdom	1,232,436	62,398,235
Reed Elsevier PLC	United Kingdom	2,683,818	43,638,481
Societe Television Francaise 1	France	3,345,852	57,684,300
			163,721,016
Metals & Mining 3.9%
Anglo American PLC	United Kingdom	1,119,118	16,148,465
ThyssenKrupp AG	Germany	2,040,995	53,077,485
Voestalpine AG	Austria	1,448,869	60,276,455
			129,502,405
Oil, Gas & Consumable Fuels 6.4%
BG Group PLC	United Kingdom	3,385,143	56,344,845
BP PLC	United Kingdom	7,513,891	49,595,865
[a]Cairn Energy PLC	United Kingdom	12,858,240	34,300,103
Repsol SA	Spain	2,111,007	37,053,635
Royal Dutch Shell PLC, A	United Kingdom	1,173,388	33,175,899
			210,470,347
Pharmaceuticals 2.0%
Novartis AG	Switzerland	669,384	65,964,855
Road & Rail 0.6%
[a,c,d]Euro Wagon LP	Jersey Islands	16,127,149	19,530,433

franklintempleton.com

Semiannual Report | 19

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Specialty Retail 3.6%
[a]Dufry AG	Switzerland	345,245	$48,070,686
Kingfisher PLC	United Kingdom	12,840,634	70,059,569
			118,130,255
Technology Hardware, Storage & Peripherals 0.4%
Wincor Nixdorf AG	Germany	370,405	14,563,508
Trading Companies & Distributors 0.8%
Kloeckner & Co. SE	Germany	3,062,430	27,627,629
Wireless Telecommunication Services 2.3%
Vodafone Group PLC	United Kingdom	20,642,358	74,538,393
Total Common Stocks (Cost $2,811,300,482)			2,909,190,221
Preferred Stocks (Cost $41,798,325) 1.2%
Automobiles 1.2%
Volkswagen AG, pfd.	Germany	172,556	39,999,447
Total Investments before Short Term Investments
(Cost $2,853,098,807)			2,949,189,668

		Principal
		Amount
Short Term Investments 10.8%
U.S. Government and Agency Securities 10.8%
FHLB, 7/01/15	United States	$29,200,000	29,200,000
U.S. Treasury Bills,
8/27/15	United States	58,000,000	58,000,696
[e,f]10/22/15	United States	60,000,000	59,997,660
[e,f]7/09/15 - 12/24/15	United States	210,000,000	209,992,247
Total U.S. Government and Agency Securities
(Cost $357,146,026)			357,190,603
Total Investments (Cost $3,210,244,833) 99.8%			3,306,380,271
Other Assets, less Liabilities 0.2%			6,663,447
Net Assets 100.0%			$3,313,043,718

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At June 30, 2015, the value of this security was $60,269,103, representing 1.82% of net assets.
cSee Note 11 regarding holdings of 5% voting securities.
dSee Note 9 regarding restricted securities.
eThe security is traded on a discount basis with no stated coupon rate.
fSecurity or a portion of the security has been pledged as collateral for open forward contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $41,598,564, representing 1.26% of net assets.

20 | Semiannual Report

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				FRANKLIN MUTUAL EUROPEAN FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	82	$10,990,050	9/14/15	$80,171	$—
EUR/USD		Short	3,206	447,076,700	9/14/15	5,495,119	—
GBP/USD		Short	1,988	195,383,125	9/14/15	—	(4,740,965)
Totals						$5,575,290	$(4,740,965)
Net unrealized appreciation (depreciation)						$834,325

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	2,983,192	$3,330,365	7/20/15	$—	$(4,832)
Euro	BANT	Sell	22,144,965	25,304,304	7/20/15	618,058	—
Euro	BBU	Sell	2,104,347	2,371,141	7/20/15	25,306	—
Euro	BONY	Buy	1,245,110	1,400,325	7/20/15	—	(12,331)
Euro	BONY	Sell	7,391,258	8,362,864	7/20/15	123,411	—
Euro	DBFX	Buy	8,923,035	10,091,203	7/20/15	605	(144,796)
Euro	DBFX	Sell	88,478,279	102,456,463	7/20/15	3,824,717	—
Euro	FBCO	Sell	16,776,788	19,204,671	7/20/15	502,636	—
Euro	HSBC	Buy	3,209,066	3,653,871	7/20/15	—	(76,544)
Euro	HSBC	Sell	18,396,534	21,098,638	7/20/15	590,980	—
Euro	SSBT	Buy	3,816,664	4,268,748	7/20/15	—	(14,096)
Euro	SSBT	Sell	87,732,209	101,659,411	7/20/15	3,859,351	—
British Pound	BANT	Sell	24,932,465	37,879,074	7/21/15	—	(1,283,948)
British Pound	BBU	Sell	3,588,163	5,508,153	7/21/15	—	(128,005)
British Pound	DBFX	Sell	3,588,164	5,512,030	7/21/15	—	(124,129)
British Pound	FBCO	Sell	3,413,711	5,059,564	7/21/15	—	(302,571)
British Pound	HSBC	Sell	33,495,794	50,712,632	7/21/15	—	(1,901,360)
British Pound	SSBT	Sell	4,738,763	7,205,353	7/21/15	—	(238,127)
Swiss Franc	BANT	Buy	873,201	933,880	8/12/15	1,525	—
Swiss Franc	BANT	Sell	27,919,369	30,268,680	8/12/15	471,341	(110,913)
Swiss Franc	BONY	Sell	3,677,268	3,843,400	8/12/15	—	(95,824)
Swiss Franc	DBFX	Sell	8,945,670	9,353,794	8/12/15	—	(229,135)
Swiss Franc	FBCO	Sell	9,428,728	10,059,309	8/12/15	59,140	(100,230)
Swiss Franc	HSBC	Buy	2,000,000	2,127,397	8/12/15	15,076	—
Swiss Franc	HSBC	Sell	905,000	929,158	8/12/15	—	(40,311)
Swiss Franc	SSBT	Buy	3,086,747	3,304,722	8/12/15	1,914	—
Swiss Franc	SSBT	Sell	17,940,541	19,054,778	8/12/15	132,562	(296,350)
British Pound	BANT	Buy	10,449,781	16,177,255	8/19/15	252,084	(18,687)
British Pound	BANT	Sell	44,315,437	67,643,335	8/19/15	—	(1,950,973)
British Pound	BBU	Buy	15,540,400	23,843,511	8/19/15	561,604	—
British Pound	BBU	Sell	692,885	1,054,263	8/19/15	—	(33,865)
British Pound	BONY	Buy	3,862,683	5,812,456	8/19/15	253,619	—
British Pound	BONY	Sell	7,185,474	11,083,306	8/19/15	—	(200,980)
British Pound	DBFX	Buy	3,838,665	5,889,262	8/19/15	139,093	—
British Pound	DBFX	Sell	6,041,445	9,088,974	8/19/15	—	(398,696)

franklintempleton.com

Semiannual Report | 21

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	FBCO	Buy	3,279,500	$5,091,804	8/19/15	$73,557	$(15,135)
British Pound	FBCO	Sell	34,643,072	53,006,944	8/19/15	—	(1,397,587)
British Pound	HSBC	Buy	8,000,000	12,707,720	8/19/15	—	(144,277)
British Pound	HSBC	Sell	25,154,151	38,490,355	8/19/15	—	(1,012,487)
British Pound	SSBT	Buy	11,479,914	17,906,313	8/19/15	149,917	(27,824)
British Pound	SSBT	Sell	8,049,576	12,371,444	8/19/15	—	(269,853)
Swiss Franc	BONY	Sell	520,000	556,535	8/19/15	—	(660)
Norwegian Krone	BONY	Buy	650,000	83,427	8/21/15	—	(637)
Norwegian Krone	BONY	Sell	9,260,000	1,174,505	8/21/15	68	(5,014)
Norwegian Krone	DBFX	Buy	2,589,245	329,665	8/21/15	128	—
Norwegian Krone	SSBT	Sell	436,068,705	57,777,340	8/21/15	2,238,187	(3,194)
Euro	BANT	Sell	127,940,246	142,056,442	8/31/15	1,133,962	(1,786,268)
Euro	DBFX	Sell	15,238,330	16,381,882	8/31/15	9,379	(624,830)
Euro	FBCO	Sell	59,530,297	67,009,642	8/31/15	1,037,500	(429,904)
Euro	HSBC	Sell	53,476,745	57,636,046	8/31/15	107,454	(2,121,124)
Euro	SSBT	Sell	51,343,793	55,142,694	8/31/15	22,463	(2,150,321)
Euro	BANT	Sell	141,766,987	152,126,056	10/16/15	43,304	(6,169,414)
Euro	BONY	Sell	4,550,199	5,091,536	10/16/15	12,224	—
Euro	FBCO	Sell	115,255,253	124,046,704	10/16/15	77,035	(4,687,882)
Euro	HSBC	Sell	11,438,832	12,780,409	10/16/15	54,657	(43,228)
Euro	SSBT	Sell	3,705,241	3,959,523	10/16/15	472	(177,049)
British Pound	BANT	Buy	2,849,848	4,478,149	10/22/15	—	(4,664)
British Pound	BANT	Sell	34,807,836	51,863,676	10/22/15	—	(2,775,135)
British Pound	DBFX	Buy	2,849,848	4,476,612	10/22/15	—	(3,128)
British Pound	DBFX	Sell	4,326,935	6,536,342	10/22/15	—	(255,766)
British Pound	FBCO	Buy	4,672,914	7,135,256	10/22/15	199,944	—
British Pound	FBCO	Sell	33,650,164	50,138,744	10/22/15	—	(2,682,837)
British Pound	HSBC	Buy	2,586,929	4,062,410	10/22/15	—	(1,637)
Euro	BANT	Sell	107,551,530	121,617,299	11/18/15	1,836,611	(351,650)
Euro	DBFX	Sell	49,120,715	55,883,778	11/18/15	1,017,182	—
Euro	FBCO	Sell	5,700,429	6,436,381	11/18/15	111,625	(42,479)
Euro	HSBC	Sell	54,035,722	61,278,341	11/18/15	945,750	(23,942)
Euro	SSBT	Sell	30,726,377	34,680,324	11/18/15	378,932	(19,192)
British Pound	BANT	Sell	31,197,621	48,356,313	11/23/15	—	(605,728)
British Pound	SSBT	Sell	29,596,537	45,874,632	11/23/15	—	(574,642)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$20,883,373	$(36,114,191)
Net unrealized appreciation (depreciation)							$(15,230,818)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 39.

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,203,962,324
Cost - Controlled affiliated issuers (Note 11)	6,282,509
Total cost of investments	$3,210,244,833
Value - Unaffiliated issuers	$3,286,849,838
Value - Controlled affiliated issuers (Note 11)	19,530,433
Total value of investments	3,306,380,271
Cash	19,797,270
Restricted Cash (Note 1d)	3,020,000
Foreign currency, at value (cost $15,556,332)	15,536,745
Receivables:
Capital shares sold	11,214,089
Dividends and interest	14,818,595
Due from brokers	14,709,490
Variation margin	4,520,250
Unrealized appreciation on OTC forward exchange contracts	20,883,373
Other assets	1,082
Total assets	3,410,881,165
Liabilities:
Payables:
Investment securities purchased	51,540,847
Capital shares redeemed	2,804,269
Management fees	2,335,843
Distribution fees	1,058,690
Transfer agent fees	642,482
Trustees’ fees and expenses	101,510
Due to brokers	3,020,000
Unrealized depreciation on OTC forward exchange contracts	36,114,191
Accrued expenses and other liabilities	219,615
Total liabilities	97,837,447
Net assets, at value	$3,313,043,718
Net assets consist of:
Paid-in capital	$3,019,744,250
Undistributed net investment income	51,702,525
Net unrealized appreciation (depreciation)	81,610,428
Accumulated net realized gain (loss)	159,986,515
Net assets, at value	$3,313,043,718

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$1,493,220,317
Shares outstanding	67,568,269
Net asset value and maximum offering price per share	$22.10
Class A:
Net assets, at value	$1,109,382,070
Shares outstanding	51,585,554
Net asset value per share[a]	$21.51
Maximum offering price per share (net asset value per share ÷ 94.25%)	$22.82
Class C:
Net assets, at value	$302,658,818
Shares outstanding	14,095,433
Net asset value and maximum offering price per share[a]	$21.47
Class R:
Net assets, at value	$858,165
Shares outstanding	40,532
Net asset value and maximum offering price per share	$21.17
Class R6:
Net assets, at value	$406,924,348
Shares outstanding	18,412,058
Net asset value and maximum offering price per share	$22.10

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
24 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $7,300,712)	$67,420,119
Interest	135,406
Total investment income	67,555,525
Expenses:
Management fees (Note 3a)	12,520,566
Distribution fees: (Note 3c)
Class A	1,469,158
Class C	1,294,182
Class R	1,455
Transfer agent fees: (Note 3e)
Class Z	1,021,681
Class A	749,819
Class C	198,119
Class R	445
Class R6	968
Custodian fees (Note 4)	163,492
Reports to shareholders	80,690
Registration and filing fees	102,666
Professional fees	55,433
Trustees’ fees and expenses	33,124
Dividends on securities sold short	44,451
Other	32,701
Total expenses	17,768,950
Net investment income	49,786,575
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	16,629,885
Foreign currency transactions	161,129,924
Futures contracts	28,906,560
Securities sold short	82,534
Net realized gain (loss)	206,748,903
Net change in unrealized appreciation (depreciation) on:
Investments	517,520
Translation of other assets and liabilities denominated in foreign currencies	(118,765,910)
Futures contracts	(7,772,484)
Net change in unrealized appreciation (depreciation)	(126,020,874)
Net realized and unrealized gain (loss)	80,728,029
Net increase (decrease) in net assets resulting from operations	$130,514,604

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$49,786,575	$80,865,875
Net realized gain (loss)	206,748,903	170,420,243
Net change in unrealized appreciation (depreciation)	(126,020,874)	(384,541,282)
Net increase (decrease) in net assets resulting from operations	130,514,604	(133,255,164)
Distributions to shareholders from:
Net investment income:
Class Z	—	(33,590,853)
Class A	—	(22,317,956)
Class C	—	(4,219,670)
Class R	—	(11,161)
Class R6	—	(10,013,981)
Net realized gains:
Class Z	—	(111,120,702)
Class A	—	(82,617,039)
Class C	—	(21,329,977)
Class R	—	(41,595)
Class R6	—	(31,288,445)
Total distributions to shareholders	—	(316,551,379)
Capital share transactions: (Note 2)
Class Z	305,105,591	(63,822,544)
Class A	222,997,767	153,553,663
Class C	77,005,954	55,952,304
Class R	424,235	356,413
Class R6	53,314,704	72,186,056
Total capital share transactions	658,848,251	218,225,892
Net increase (decrease) in net assets	789,362,855	(231,580,651)
Net assets:
Beginning of period	2,523,680,863	2,755,261,514
End of period	$3,313,043,718	$2,523,680,863
Undistributed net investment income included in net assets:
End of period	$51,702,525	$1,915,950

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At June 30, 2015, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2015, the Fund had no securities sold short.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

f. Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	19,821,609	$445,405,928	19,112,824	$467,220,561
Shares issued in reinvestment of distributions	—	—	6,540,426	135,963,256
Shares redeemed	(6,364,285)	(140,300,337)	(28,053,784)	(667,006,361)
Net increase (decrease)	13,457,324	$305,105,591	(2,400,534)	$(63,822,544)
Class A Shares:
Shares sold	15,402,562	$338,516,402	16,444,913	$390,643,608
Shares issued in reinvestment of distributions	—	—	4,183,197	84,743,971
Shares redeemed	(5,324,054)	(115,518,635)	(13,806,874)	(321,833,916)
Net increase (decrease)	10,078,508	$222,997,767	6,821,236	$153,553,663
Class C Shares:
Shares sold	4,505,692	$99,174,622	3,504,884	$83,819,205
Shares issued in reinvestment of distributions	—	—	1,147,068	23,294,092
Shares redeemed	(1,027,395)	(22,168,668)	(2,221,185)	(51,160,993)
Net increase (decrease)	3,478,297	$77,005,954	2,430,767	$55,952,304
Class R Shares:
Shares sold	22,974	$498,928	15,696	$370,698
Shares issued in reinvestment of distributions	—	—	2,643	52,756
Shares redeemed	(3,477)	(74,693)	(2,847)	(67,041)
Net increase (decrease)	19,497	$424,235	15,492	$356,413
Class R6 Shares:
Shares sold	2,976,571	$66,613,254	4,003,505	$98,368,915
Shares issued in reinvestment of distributions	—	—	1,728,585	35,897,725
Shares redeemed	(605,859)	(13,298,550)	(2,525,555)	(62,080,584)
Net increase (decrease)	2,370,712	$53,314,704	3,206,535	$72,186,056

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$406,551
CDSC retained	$26,054

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2015, the Fund paid transfer agent fees of $1,971,032, of which $979,367 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the period ended June 30, 2015.

g. Other Affiliated Transactions

At June 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned 8.83% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$90,462
[b]Increase in projected benefit obligation	$1,876
Benefit payments made to retired trustees	$(1,240)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,223,959,879

Unrealized appreciation	$248,528,148
Unrealized depreciation	(166,107,756)
Net unrealized appreciation (depreciation)	$82,420,392

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $1,191,146,997 and $535,282,115, respectively.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
16,127,149	Euro Wagon LP (Value is 0.59% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$19,530,433

10. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Variation margin	$5,575,290	[a]	Variation margin	$4,740,965	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	20,883,373		forward exchange contracts	36,114,191
Totals		$26,458,663			$40,855,156

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized Gain			Appreciation
Not Accounted for as	Statement of Operations	(Loss) for the		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	Period		Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange
contracts	Foreign currency transactions	$162,033,323	[a]	Translation of other assets and
				liabilities denominated in foreign
				currencies	$(118,820,328)[a]
	Futures contracts	28,906,560		Futures contracts	(7,772,484)
Totals		$190,939,883			$(126,592,812)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 3.59% of average month end net assets. The average month end number of open derivative contracts for the period was 250.

At June 30, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:
	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$20,883,373	$36,114,191

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received	than zero)
Counterparty
BANT	$4,356,885	$(4,356,885)	$—	$—	$—
BBU	586,910	(161,870)	(125,040)	(300,000)	—
BONY	389,322	(315,446)	—	—	73,876
DBFX	4,991,104	(1,780,480)	—	(2,720,000)	490,624
FBCO	2,061,437	(2,061,437)	—	—	—
HSBC	1,713,917	(1,713,917)	—	—	—
SSBT	6,783,798	—	—	—	6,783,798
Total	$20,883,373	$(10,390,035)	$(125,040)	$(3,020,000)	$7,348,298

aAt June 30, 2015, the Fund received U.S. Treasury Bonds as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

At June 30, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$15,062,212	$(4,356,885)	$(10,705,327)	$—	$—
BBU	161,870	(161,870)	—	—	—
BONY	315,446	(315,446)	—	—	—
DBFX	1,780,480	(1,780,480)	—	—	—
FBCO	9,658,625	(2,061,437)	(7,597,188)	—	—
HSBC	5,364,910	(1,713,917)	(3,650,993)	—	—
SSBT	3,770,648	—	—	—	3,770,648
Total	$36,114,191	$(10,390,035)	$(21,953,508)	$—	$3,770,648

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 39.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Controlled Affiliatesa
Euro Wagon LP
(Value is 0.59% of Net Assets)	16,127,149	—	—	16,127,149	$19,530,433	$ —	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Telecommunication Services	$292,968,918	$10,585,211	$—	$303,554,129
Energy Equipment & Services	—	—	13,732,005	13,732,005
Machinery	33,374,555	7,597,998	—	40,972,553
Road & Rail	—	—	19,530,433	19,530,433
All Other Equity Investments[b]	2,571,400,548	—	—	2,571,400,548
Short Term Investments	327,990,603	29,200,000	—	357,190,603
Total Investments in Securities	$3,225,734,624	$47,383,209	$33,262,438	$3,306,380,271
Other Financial Instruments
Futures Contracts	$5,575,290	$—	$—	$5,575,290
Forward Exchange Contracts	—	20,883,373	—	20,883,373
Total Other Financial Instruments	$5,575,290	$20,883,373	$—	$26,458,663
Liabilities:
Other Financial Instruments
Futures Contracts	$4,740,965	$—	$—	$4,740,965
Forward Exchange Contracts	—	36,114,191	—	36,114,191
Total Other Financial Instruments	$4,740,965	$36,114,191	$—	$40,855,156

[a]lncludes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13.	Fair Value Measurements (continued)
A	reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2015, the reconciliation of assets is as follows:

									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Period	Purchases	Sales	Level 3	Adjustments[a]	(Loss)	(Depreciation)	of Period	at Period End
Assets:
Investments in Securities:
Equity Investments:[b]
Energy Equipment &
Services	$22,886,675	$—	$—	$—	$—	$—	$(9,154,670)	$13,732,005	$(9,154,670)
Insurance	—[c]	—	—	—	(6,265)	(1,495,939)	1,502,204	—	—
Real Estate Management
& Development	1,619,612	—	(1,924,237)	—	—	1,137,811	(833,186)	—	—
Road & Rail	18,528,986	—	—	—	—	—	1,001,447	19,530,433	1,001,447
Total Investments in
Securities	$43,035,273	$—	$(1,924,237)	$—	$(6,265)	$(358,128)	$(7,484,205)	$33,262,438	$(8,153,223)

[a]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[b]Includes common and preferred stocks.
[c]Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2015, are as follows:

Impact to Fair
	Fair Value at	Valuation			Value if Input
Description	End of Period	Technique	Unobservable Inputs	Amount	Increases[a]

Assets:
Investments in Securities:

Equity Investments:
Road & Rail	$19,530,433	Marke	Discount for lack of marketability	15%	Decrease[b]
comparables

All Other Investments[c]	13,732,005
Total	$33,262,438

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result froma significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	EUR	Euro	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	GBP	British Pound	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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Meeting of Shareholders

Meeting of Shareholders, April 7, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval, and to approve a new subadvisory agreement with Franklin Templeton Investment Management Limited (“FTIML”). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval, and a new subadvisory agreement with FTIML. While shareholders approved the new subadvisory agreement with FTIML, such subadvisory agreement has not been implemented because the analyst intended to be added to the Fund’s portfolio management team is no longer with FTIML. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	59,020,144.792	48.527%	75.146%
Against	4,666,447.356	3.837%	5.942%
Abstain	2,464,057.493	2.026%	3.137%
Broker Non-Votes	12,389,697.000	10.187%	15.775%

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MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	58,670,522.323	48.239%	74.701%
Against	5,267,181.796	4.331%	6.706%
Abstain	2,212,945.522	1.820%	2.818%
Broker Non-Votes	12,389,697.000	10.187%	15.775%

Proposal 5. To approve a new subadvisory agreement with Franklin Templeton Investment Management Limited.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	60,400,001.608	49.662%	76.903%
Against	3,156,133.450	2.595%	4.019%
Abstain	2,594,514.583	2.133%	3.303%
Broker Non-Votes	12,389,697.000	10.187%	15.775%

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

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SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES.

The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2014. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c)

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods in the middle performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2014, was in the best performing quintile and exceeded 7%, as shown in the Lipper Section 15(c) Report. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 7.6 basis points (0.076%) of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and

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SHAREHOLDER INFORMATION

its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

     SUPPLEMENT DATED JUNE 1, 2015 TO THE PROSPECTUS DATED MAY 1, 2015 OF

FRANKLIN MUTUAL SERIES FUNDS

(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
• 0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

  0.875% of the value of net assets up to and including $4 billion;
  0.845% of the value of net assets over $4 billion, up to and including $7 billion;
  0.825% of the value of net assets over $7 billion, up to and including $10 billion;
  0.805% of the value of net assets over $10 billion, up to and including $13 billion;
  0.785% of the value of net assets over $13 billion, up to and including $16 billion;
  0.765% of the value of net assets over $16 billion, up to and including $19 billion;
  0.745% of the value of net assets over $19 billion, up to and including $22 billion;
  0.725% of the value of net assets over $22 billion, up to and including $25 billion;
  0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
  0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure

Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
June 30, 2015

Franklin Mutual Financial Services Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Mutual
Financial Services Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	22
Notes to Financial Statements	26
Meeting of Shareholder	37
Shareholder Information	39

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Franklin Mutual Financial Services Fund

We are pleased to bring you Franklin Mutual Financial Services Fund’s semiannual report for the period ended June 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, subprime lending institutions, investment advisors, investment companies and insurance companies.

Performance Overview

The Fund’s Class Z shares delivered a +7.61% cumulative total return for the six months under review. In comparison, the Fund’s narrow benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, had a -0.37% total return.1 For the same period, the Fund’s broad benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a +1.23% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall advanced during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, economic growth improved somewhat during the six-month period. The region avoided deflation as the annual

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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inflation rate rose in May and June. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped lessen fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. The Chinese domestic market decline continued after the reporting period ended. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose modestly for the six-month period.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position.

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins in many industries and regions — except Europe —at historically high levels. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same

2. Source: MSCI.
See www.franklintempletondatasources.com for additional data provider information.

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time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently initiated a new position in XL Group, a Dublin-based insurance company. In January 2015, XL Group announced a combination with insurer Catlin Group. We viewed the potential combination of the two insurers positively as it could create a diversified player with the scale to handle a more competitive insurance market. Based on our analysis, the stated expense synergies from the deal seemed conservative, while potential capital synergies likely allowed meaningful capital management activities, with potential distributions to shareholders. The merger was completed in May.

The Fund exited positions in Chinese bank holdings Industrial and Commercial Bank of China and Bank of China, which reached our conservative target sell levels. We felt that the emergence of rising credit costs in China’s banking sector would negatively affect the progress of the banks in the short term, although this had always been part of our thesis. In our view, we bought these banks with a healthy margin of safety but it was imperative that we exercised price discipline in the face of a more challenging environment for bank earnings in China.

Turning to Fund performance, top contributors included securities exchange Oslo Bors, diversified financials firm Sun Hung Kai and global financial services company UBS Group.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Oslo Bors offers the only regulated markets for securities trading in Norway. The exchange company released annual results in February that showed solid earnings growth aided by increased trading volume and ongoing success in controlling costs. In the release, management also disclosed that it proposed a higher-than-expected dividend. In our view, Oslo Bors remained well positioned to take advantage of improving trading volumes and also had a robust balance sheet.

Sun Hung Kai is a Hong Kong-based diversified financials company with operations in consumer finance, wealth management and capital markets. In March, the company reported solid operating earnings for fiscal year 2014 led by strong loan growth in its consumer finance business as the company continued to increase the number of branches across mainland China. The stock also benefited from the February sale of a controlling stake in Sun Hung Kai’s securities and wealth management businesses to China-based Everbright Securities at a price well above expectations.

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UBS Group is a global financial services company with a leading wealth management franchise. The stock initially declined following the unexpected move by the Swiss National Bank in January to abandon its cap on the Swiss franc’s exchange rate against the euro. However, the market reacted favorably in May to the company’s first-quarter results, which beat consensus estimates largely due to strong revenue performance in wealth management and investment banking as well as continued cost discipline. UBS also continued to improve its capital and leverage ratios.

During the period under review, some of the Fund’s investments that negatively affected performance were Bank of Piraeus, Hana Financial Group and RSA Insurance Group.

Bank of Piraeus is one of the four largest lenders in Greece. Shares of the lender tumbled during the period, driven by the January general election victory of the Syriza party and the Greek government’s subsequent stand-off with eurozone leaders and creditors regarding the terms of its bailout. We had been surprised by this election result and the subsequent government actions that became increasingly bewildering to many. We exited the position as we assessed that fundamentals gave way to geopolitical risk.

Shares of South Korea-based Hana Financial Group were pressured by a February court order suspending the merger between Hana’s banking entity with Korea Exchange Bank. Although the deal was first announced in 2012, delays to integration have kept expenses elevated for the company. However, in late June, Hana’s objection to the February ruling was accepted, which should allow integration to move ahead. Other factors that weighed on the lender’s stock price were poor quarterly results reported in February, slower economic growth in South Korea fueled by slower economic growth in China and a weaker Japanese yen, and the spread of Middle East Respiratory Syndrome (MERS) in South Korean hospitals.

RSA Insurance Group is a global, commercial insurer that provides property, automobile, liability and specialty insurance products. In February, the company announced a mixed set of results for fiscal year 2014, due in part to unfavorable foreign currency exchange rates, one-time charges, and a reinitiated dividend that fell short of expectations and disappointed investors. Following the results, the company cautioned that foreign exchange rates and the prolonged duration of low interest rates could force higher required capital levels in 2015, which could have a negative impact on the new dividend.

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
American International Group Inc.	3.5%
Insurance, U.S.
CIT Group Inc.	3.3%
Banks, U.S.
XL Group PLC	2.9%
Insurance, Ireland
Wells Fargo & Co.	2.2%
Banks, U.S.
MetLife Inc.	2.2%
Insurance, U.S.
UBS Group AG	2.2%
Capital Markets, Switzerland
Direct Line Insurance Group PLC	2.1%
Insurance, U.K.
NN Group NV	2.1%
Insurance, Netherlands
FCB Financial Holdings Inc., A	2.0%
Banks, U.S.
Oslo Bors VPS Holding ASA	1.9%
Diversified Financial Services, Norway

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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Thank you for your continued participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (TEFAX)	$19.80	$18.40	+$	1.40
A (TFSIX)	$19.83	$18.46	+$	1.37
C (TMFSX)	$19.71	$18.40	+$	1.31
R6 (N/A)	$19.94	$18.52	+$	1.42

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PERFORMANCE SUMMARY

Performance as of 6/30/15

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual OperatingExpenses[4]
Share Class		Total Return[1]		Total Return[2]	Investment[3]	(with waiver)	(without waiver)
Z						N/A	1.14%
6-Month	+	7.61%	+	7.61%	$10,761
1-Year	+	14.57%	+	14.57%	$11,457
5-Year	+	90.21%	+	13.72%	$19,021
10-Year	+	54.11%	+	4.42%	$15,411
A						N/A	1.44%
6-Month	+	7.42%	+	1.23%	$10,123
1-Year	+	14.14%	+	7.57%	$10,757
5-Year	+	87.21%	+	12.04%	$17,651
10-Year	+	49.53%	+	3.49%	$14,092
C						N/A	2.14%
6-Month	+	7.06%	+	6.06%	$10,606
1-Year	+	13.40%	+	12.40%	$11,240
5-Year	+	80.93%	+	12.59%	$18,093
10-Year	+	39.50%	+	3.38%	$13,950
R6[5]						0.97%	2.61%
6-Month	+	7.67%	+	7.67%	$10,767
1-Year	+	14.73%	+	14.73%	$11,473
Since Inception (5/1/13)	+	37.63%	+	15.90%	$13,763

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. In addition, the Fund invests in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, particularly over the short term. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 4/30/16. Investment results reflect the fee cap, to the extent applicable; without this fee cap, the results would have been lower.

10 | Semiannual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 11

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,076.10	$5.77
Hypothetical (5% return before expenses)	$1,000	$1,019.24	$5.61
A
Actual	$1,000	$1,074.20	$7.30
Hypothetical (5% return before expenses)	$1,000	$1,017.75	$7.10
C
Actual	$1,000	$1,070.60	$10.88
Hypothetical (5% return before expenses)	$1,000	$1,014.28	$10.59
R6
Actual	$1,000	$1,076.70	$4.94
Hypothetical (5% return before expenses)	$1,000	$1,020.03	$4.81

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 1.12%; A: 1.42%; C: 2.12%; and
R6: 0.96% (net of expense waivers)), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.40	$16.90	$13.59	$11.53	$13.01	$12.05
Income from investment operations[a]:
Net investment income[b]	0.20	0.25	0.24	0.20	0.28	0.26
Net realized and unrealized gains (losses)	1.20	1.62	3.24	2.09	(1.48)	1.27
Total from investment operations	1.40	1.87	3.48	2.29	(1.20)	1.53
Less distributions from net investment
income	—	(0.37)	(0.17)	(0.23)	(0.28)	(0.57)
Net asset value, end of period	$19.80	$18.40	$16.90	$13.59	$11.53	$13.01

Total return[c]	7.61%	11.07%	25.67%	19.98%	(9.26)%	12.84%

Ratios to average net assets[d]
Expenses	1.12%[e]	1.14%[e]	1.16%[e]	1.24%	1.24%	1.28%
Net investment income	2.12%	1.44%	1.51%	1.56%	2.22%	2.07%

Supplemental data
Net assets, end of period (000’s)	$137,929	$112,156	$105,279	$86,519	$80,105	$97,487
Portfolio turnover rate	22.25%	33.69%	25.73%	12.65%	23.58%	35.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.46	$16.96	$13.64	$11.57	$13.05	$12.09
Income from investment operations[a]:
Net investment income[b]	0.17	0.20	0.19	0.16	0.25	0.22
Net realized and unrealized gains (losses)	1.20	1.61	3.26	2.10	(1.49)	1.27
Total from investment operations	1.37	1.81	3.45	2.26	(1.24)	1.49
Less distributions from net investment
income	—	(0.31)	(0.13)	(0.19)	(0.24)	(0.53)
Net asset value, end of period	$19.83	$18.46	$16.96	$13.64	$11.57	$13.05

Total return[c]	7.42%	10.71%	25.32%	19.55%	(9.49)%	12.45%

Ratios to average net assets[d]
Expenses	1.42%[e]	1.44%[e]	1.46%[e]	1.54%	1.54%	1.58%
Net investment income	1.82%	1.14%	1.21%	1.26%	1.92%	1.77%

Supplemental data
Net assets, end of period (000’s)	$303,609	$255,242	$240,529	$184,681	$173,167	$226,172
Portfolio turnover rate	22.25%	33.69%	25.73%	12.65%	23.58%	35.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.41	$16.92	$13.61	$11.55	$13.01	$12.05
Income from investment operations[a]:
Net investment income[b]	0.11	0.08	0.08	0.07	0.16	0.13
Net realized and unrealized gains (losses)	1.19	1.60	3.25	2.08	(1.48)	1.26
Total from investment operations	1.30	1.68	3.33	2.15	(1.32)	1.39
Less distributions from net investment
income	—	(0.19)	(0.02)	(0.09)	(0.14)	(0.43)
Net asset value, end of period	$19.71	$18.41	$16.92	$13.61	$11.55	$13.01

Total return[c]	7.06%	9.93%	24.50%	18.67%	(10.13)%	11.69%

Ratios to average net assets[d]
Expenses	2.12%[e]	2.14%[e]	2.16%[e]	2.24%	2.24%	2.28%
Net investment income	1.12%	0.44%	0.51%	0.56%	1.22%	1.07%

Supplemental data
Net assets, end of period (000’s)	$105,069	$89,341	$86,370	$69,046	$68,324	$89,989
Portfolio turnover rate	22.25%	33.69%	25.73%	12.65%	23.58%	35.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.52	$16.88	$14.89
Income from investment operations[b]:
Net investment income[c]	0.22	0.25	0.13
Net realized and unrealized gains (losses)	1.20	1.66	2.07
Total from investment operations	1.42	1.91	2.20
Less distributions from net investment income	—	(0.27)	(0.21)
Net asset value, end of period	$19.94	$18.52	$16.88

Total return[d]	7.67%	11.23%	14.86%

Ratios to average net assets[e]
Expenses before waiver, payment by affiliates and expense reduction	2.96%	2.61%	2.18%
Expenses net of waiver, payment by affiliates and expense reduction[f]	0.96%	0.97%	0.97%
Net investment income	2.28%	1.61%	1.70%

Supplemental data
Net assets, end of period (000’s)	$14	$12	$6
Portfolio turnover rate	22.25%	33.69%	25.73%

aFor the May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, June 30, 2015 (unaudited)
	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 82.8%
Banks 30.0%
[a,b]AB&T Financial Corp.	United States	226,100	$85,918
Barclays PLC	United Kingdom	1,522,675	6,231,478
BB&T Corp.	United States	121,490	4,897,262
BNP Paribas SA	France	71,270	4,300,964
[a]Capital Bank Financial Corp., A	United States	42,649	1,239,807
[a,c]Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	4,448,321
CIT Group Inc.	United States	385,110	17,903,764
Citigroup Inc.	United States	83,399	4,606,961
Citizens Financial Group Inc.	United States	378,248	10,329,953
Columbia Banking System Inc.	United States	259,504	8,444,260
[a]Commerzbank AG	Germany	351,270	4,488,236
Danske Bank AS	Denmark	9,114	267,943
[a]FCB Financial Holdings Inc., A	United States	338,869	10,776,034
Guaranty Bancorp	United States	266,761	4,404,224
HSBC Holdings PLC	United Kingdom	784,240	7,023,866
ING Groep NV, IDR	Netherlands	352,339	5,815,357
JPMorgan Chase & Co.	United States	108,420	7,346,539
KB Financial Group Inc.	South Korea	107,348	3,537,870
PNC Financial Services Group Inc.	United States	94,970	9,083,881
[a]Seacoast Banking Corp. of Florida	United States	227,309	3,591,482
[a,c]Shawbrook Group PLC, 144A	United Kingdom	752,635	4,323,999
Southern National Bancorp of Virginia Inc.	United States	547,560	6,066,965
State Bank Financial Corp.	United States	416,160	9,030,672
SunTrust Banks Inc.	United States	221,120	9,512,582
UniCredit SpA	Italy	625,394	4,199,246
Wells Fargo & Co.	United States	214,660	12,072,479
			164,030,063
Capital Markets 4.4%
Credit Suisse Group AG	Switzerland	133,892	3,679,846
Sun Hung Kai & Co. Ltd.	Hong Kong	9,733,704	8,739,634
UBS Group AG	Switzerland	558,600	11,845,833
			24,265,313
Consumer Finance 0.7%
Capital One Financial Corp.	United States	30,760	2,705,957
[a,c]Hoist Finance AB, 144A	Sweden	146,280	1,102,522
			3,808,479
Diversified Financial Services 3.0%
First Pacific Co. Ltd.	Hong Kong	7,014,902	5,909,362
Oslo Bors VPS Holding ASA	Norway	911,000	10,572,287
			16,481,649
Household Durables 0.9%
[a]Cairn Homes PLC	Ireland	873,658	1,063,711
[a,c]Cairn Homes PLC, 144A	Ireland	2,988,749	3,638,911
			4,702,622
Insurance 38.3%
ACE Ltd.	United States	75,440	7,670,739
Ageas	Belgium	256,999	9,896,985
[a]Alleghany Corp.	United States	16,167	7,578,443
The Allstate Corp.	United States	160,746	10,427,593

franklintempleton.com		Semiannual Report | 17

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
American International Group Inc.	United States	307,398	$19,003,344
Argo Group International Holdings Ltd.	United States	167,681	9,339,832
Assicurazioni Generali SpA	Italy	291,214	5,244,622
China Pacific Insurance (Group) Co. Ltd., H	China	1,723,340	8,292,503
CNO Financial Group Inc.	United States	293,870	5,392,515
Direct Line Insurance Group PLC	United Kingdom	2,164,854	11,420,511
[a]Enstar Group Ltd.	United States	34,879	5,404,501
Korean Reinsurance Co.	South Korea	633,140	6,955,470
Lancashire Holdings Ltd.	United Kingdom	503,377	4,875,315
Maiden Holdings Ltd.	United States	533,670	8,421,313
MetLife Inc.	United States	214,410	12,004,816
NN Group NV	Netherlands	401,127	11,272,012
PartnerRe Ltd.	United States	41,834	5,375,669
PICC Property and Casualty Co. Ltd., H	China	4,163,174	9,473,904
RSA Insurance Group PLC	United Kingdom	1,491,701	9,308,233
State National Cos. Inc.	United States	373,757	4,047,788
[c]State National Cos. Inc.144A	United States	350,000	3,790,500
[a]Storebrand ASA	Norway	1,200,174	4,949,865
UNIQA Insurance Group AG	Austria	564,365	5,087,630
White Mountains Insurance Group Ltd.	United States	12,068	7,903,816
XL Group PLC	Ireland	431,712	16,059,686
			209,197,605
Real Estate Investment Trusts (REITs) 1.3%
Hibernia REIT PLC	Ireland	5,038,157	7,074,615
Real Estate Management & Development 3.2%
Dalian Wanda Commercial Properties Co. Ltd., H	China	887,600	7,127,915
[a]Dolphin Capital Investors Ltd.	Greece	3,979,650	1,250,406
Takara Leben Co. Ltd.	Japan	1,536,200	9,150,174
			17,528,495
Thrifts & Mortgage Finance 1.0%
Cape Bancorp Inc.	United States	264,663	2,503,712
Genworth Mortgage Insurance Australia Ltd.	Australia	1,241,300	3,006,282
			5,509,994
Total Common Stocks and Other Equity Interests
(Cost $382,771,326)			452,598,835
Convertible Preferred Stocks (Cost $122,400) 0.1%
Banks 0.1%
Columbia Banking System Inc., cvt. pfd., B	United States	1,224	464,246
Preferred Stocks 1.2%
Diversified Financial Services 1.2%
[a,d]Hightower Holding LLC, pfd., A	United States	3,000,000	3,933,900
[a,d]Hightower Holding LLC, pfd., A, Series 2	United States	968,000	2,807,878
Total Preferred Stocks (Cost $4,782,324)			6,741,778

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Companies in Liquidation 0.2%
[a,d]FIM Coinvestor Holdings I, LLC	United States	4,357,178	$—
[a,e]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103	1,029,009
Total Companies in Liquidation (Cost $1,386,953)			1,029,009
Total Investments before Short Term Investments
(Cost $389,063,003)			460,833,868

		Principal
		Amount
Short Term Investments 11.9%
U.S. Government and Agency Securities 11.9%
FHLB, 7/01/15	United States	$13,200,000	13,200,000
[f]U.S. Treasury Bills,
11/12/15	United States	6,000,000	5,999,274
[g]7/02/15 - 12/24/15	United States	45,800,000	45,795,547
Total U.S. Government and Agency Securities
(Cost $64,989,980)			64,994,821
Total Investments (Cost $454,052,983) 96.2%			525,828,689
Other Assets, less Liabilities 3.8%			20,792,574
Net Assets 100.0%			$546,621,263

aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2015, the aggregate value of these securities was $17,304,253 representing 3.17% of net assets.
dSee Note 8 regarding restricted securities.
eBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
fThe security is traded on a discount basis with no stated coupon rate.
gSecurity or a portion of the security has been pledged as collateral for open forward contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $1,146,081, representing 0.21% of net assets.

franklintempleton.com

Semiannual Report | 19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	1	$134,025	9/14/15	$978	$—
EUR/USD		Short	109	15,200,050	9/14/15	188,082	—
GBP/USD		Short	145	14,250,781	9/14/15	—	(344,672)
Totals						$189,060	$(344,672)
Net unrealized appreciation (depreciation)							$(155,612)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	53,163	$59,748	7/20/15	$—	$(484)
Euro	BANT	Sell	927,609	1,089,884	7/20/15	55,826	—
Euro	BBU	Sell	146,367	169,753	7/20/15	6,589	—
Euro	BONY	Sell	21,705	25,211	7/20/15	1,015	—
Euro	DBFX	Buy	928,559	1,025,175	7/20/15	12,925	(2,983)
Euro	DBFX	Sell	3,387,894	3,929,520	7/20/15	152,843	—
Euro	FBCO	Buy	360,226	406,074	7/20/15	—	(4,510)
Euro	FBCO	Sell	204,774	232,597	7/20/15	4,324	—
Euro	HSBC	Buy	986,879	1,118,111	7/20/15	—	(17,981)
Euro	HSBC	Sell	224,542	255,464	7/20/15	5,155	—
Euro	SSBT	Buy	56,326	63,879	7/20/15	—	(1,089)
Euro	SSBT	Sell	6,054,538	7,073,160	7/20/15	323,824	—
British Pound	BANT	Sell	2,276,209	3,440,717	7/21/15	—	(134,670)
British Pound	HSBC	Sell	2,127,861	3,221,582	7/21/15	—	(120,786)
British Pound	SSBT	Sell	1,400,656	2,075,436	7/21/15	—	(124,664)
South Korean Won	BANT	Buy	414,936,801	381,153	8/12/15	—	(10,948)
South Korean Won	BANT	Sell	6,442,366,357	5,824,707	8/12/15	76,859	—
South Korean Won	FBCO	Buy	5,708,007,617	5,101,088	8/12/15	6,972	(15,403)
South Korean Won	FBCO	Sell	5,708,044,486	5,137,110	8/12/15	44,420	—
South Korean Won	HSBC	Buy	2,738,153,072	2,479,542	8/12/15	—	(36,575)
South Korean Won	HSBC	Sell	8,459,449,847	7,636,336	8/12/15	88,856	—
Swiss Franc	BANT	Buy	252,755	263,113	8/12/15	7,647	—
Swiss Franc	BANT	Sell	163,440	175,295	8/12/15	212	—
Swiss Franc	DBFX	Buy	230,708	251,327	8/12/15	—	(4,184)
Swiss Franc	DBFX	Sell	182,980	191,363	8/12/15	—	(4,652)
Swiss Franc	FBCO	Buy	70,700	76,042	8/12/15	—	(306)
Swiss Franc	FBCO	Sell	111,989	120,860	8/12/15	893	—
Swiss Franc	SSBT	Buy	94,963	101,980	8/12/15	75	(327)
Swiss Franc	SSBT	Sell	4,421,135	4,789,004	8/12/15	68,683	(15,762)
British Pound	BANT	Buy	543,377	830,481	8/19/15	25,574	(2,719)
British Pound	BANT	Sell	2,958,996	4,503,282	8/19/15	—	(143,614)
British Pound	BBU	Sell	143,615	221,810	8/19/15	—	(3,728)
British Pound	DBFX	Buy	15,680	23,282	8/19/15	1,342	—
British Pound	DBFX	Sell	2,360,433	3,633,621	8/19/15	—	(73,274)
British Pound	FBCO	Buy	135,158	214,526	8/19/15	—	(2,269)
British Pound	FBCO	Sell	1,362,557	2,085,653	8/19/15	—	(54,148)
British Pound	HSBC	Sell	1,704,660	2,615,415	8/19/15	—	(61,635)

20 | Semiannual Report						franklintempleton.com

			FRANKLIN MUTUAL FINANCIAL SERVICES FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	SSBT	Buy	4,586,740	$6,966,550	8/19/15	$240,502	$(3,897)
British Pound	SSBT	Sell	1,293,791	1,978,758	8/19/15	—	(53,050)
Norwegian Krone	BONY	Buy	1,710,000	219,478	8/21/15	—	(1,675)
Norwegian Krone	BONY	Sell	3,170,500	404,920	8/21/15	2,306	(1,214)
Norwegian Krone	SSBT	Sell	119,009,333	15,772,628	8/21/15	614,891	(557)
Australian Dollar	HSBC	Buy	67,310	51,442	8/24/15	314	—
Australian Dollar	HSBC	Sell	3,199,515	2,474,316	8/24/15	14,148	—
Euro	BANT	Sell	3,730,799	4,230,736	8/31/15	82,367	(13,086)
Euro	DBFX	Sell	328,330	354,873	8/31/15	26	(11,384)
Euro	FBCO	Sell	1,606,165	1,813,907	8/31/15	30,984	(8,646)
Euro	HSBC	Sell	565,411	607,946	8/31/15	30	(22,763)
Euro	SSBT	Sell	444,398	477,175	8/31/15	28	(18,549)
Swedish Krona	BANT	Buy	1,700,000	199,945	9/28/15	5,459	—
Swedish Krona	BONY	Buy	4,454,495	538,456	9/28/15	1,500	(1,736)
Swedish Krona	BONY	Sell	1,457,150	170,395	9/28/15	—	(5,667)
Swedish Krona	DBFX	Buy	1,500,580	174,243	9/28/15	7,067	—
Swedish Krona	DBFX	Sell	21,904,890	2,557,882	9/28/15	—	(88,803)
Swedish Krona	HSBC	Buy	433,950	53,147	9/28/15	—	(714)
Swedish Krona	SSBT	Buy	6,837,157	811,763	9/28/15	14,345	—
Swedish Krona	SSBT	Sell	706,640	80,436	9/28/15	—	(4,944)
Euro	BANT	Sell	4,371,787	4,780,935	10/16/15	12,682	(111,902)
Euro	BONY	Sell	393,409	440,213	10/16/15	1,057	—
Euro	FBCO	Sell	2,426,468	2,593,505	10/16/15	—	(115,121)
Euro	HSBC	Sell	25,915	27,559	10/16/15	—	(1,369)
Euro	SSBT	Sell	71,570	76,166	10/16/15	—	(3,726)
British Pound	BANT	Buy	288,760	453,747	10/22/15	—	(473)
British Pound	BANT	Sell	3,017,776	4,496,486	10/22/15	—	(240,599)
British Pound	BONY	Sell	476,000	748,373	10/22/15	1,183	—
British Pound	DBFX	Buy	2,058,760	3,234,486	10/22/15	—	(2,794)
British Pound	FBCO	Sell	2,917,410	4,346,941	10/22/15	—	(232,597)
British Pound	HSBC	Buy	262,120	411,623	10/22/15	—	(166)
Japanese Yen	BANT	Sell	729,495,000	6,134,824	10/22/15	163,512	—
Japanese Yen	DBFX	Sell	130,923,400	1,063,375	10/22/15	—	(8,304)
Japanese Yen	HSBC	Buy	56,340,200	456,422	10/22/15	4,753	—
Japanese Yen	HSBC	Sell	355,752,728	2,914,109	10/22/15	8,037	(5,957)
Japanese Yen	SSBT	Buy	39,941,130	327,248	10/22/15	—	(308)
Euro	BANT	Sell	9,268,585	10,514,382	11/18/15	161,607	—
Euro	DBFX	Sell	3,618,814	4,123,313	11/18/15	81,189	—
Euro	HSBC	Sell	6,818,128	7,723,517	11/18/15	107,841	—
British Pound	BANT	Sell	1,192,146	1,847,826	11/23/15	—	(23,145)
British Pound	SSBT	Sell	1,130,965	1,752,995	11/23/15	—	(21,957)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$2,439,862	$(1,841,814)
Net unrealized appreciation (depreciation)						$598,048

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 36.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$451,825,898
Cost - Non-controlled affiliated issuers (Note 10)	2,227,085
Total cost of investments	$454,052,983
Value - Unaffiliated issuers	$525,742,771
Value - Non-controlled affiliated issuers (Note 10)	85,918
Total value of investments	525,828,689
Cash	8,912,339
Foreign currency, at value (cost $9,599,333)	9,591,946
Receivables:
Investment securities sold	213,041
Capital shares sold	3,093,143
Dividends	1,761,439
Due from brokers	633,450
Variation margin	152,631
Unrealized appreciation on OTC forward exchange contracts	2,439,862
Other assets	110,310
Total assets	552,736,850
Liabilities:
Payables:
Investment securities purchased	2,332,639
Capital shares redeemed	1,037,072
Management fees	381,109
Distribution fees	310,356
Transfer agent fees	87,351
Trustees’ fees and expenses	25,324
Unrealized depreciation on OTC forward exchange contracts	1,841,814
Accrued expenses and other liabilities	99,922
Total liabilities	6,115,587
Net assets, at value	$546,621,263
Net assets consist of:
Paid-in capital	$607,322,698
Undistributed net investment income	5,905,229
Net unrealized appreciation (depreciation)	72,202,020
Accumulated net realized gain (loss)	(138,808,684)
Net assets, at value	$546,621,263

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$137,929,236
Shares outstanding	6,967,539
Net asset value and maximum offering price per share	$19.80
Class A:
Net assets, at value	$303,608,957
Shares outstanding	15,307,395
Net asset value per share[a]	$19.83
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.04
Class C:
Net assets, at value	$105,068,990
Shares outstanding	5,329,397
Net asset value and maximum offering price per share[a]	$19.71
Class R6:
Net assets, at value	$14,080
Shares outstanding	706
Net asset value and maximum offering price per share	$19.94

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	23

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $560,182)	$7,585,886
Interest	20,211
Income from securities loaned	6,740
Total investment income	7,612,837
Expenses:
Management fees (Note 3a)	2,055,301
Distribution fees: (Note 3c)
Class A	392,957
Class C	464,422
Transfer agent fees: (Note 3e)
Class Z	96,750
Class A	219,535
Class C	77,841
Class R6	135
Custodian fees (Note 4)	24,741
Reports to shareholders	40,634
Registration and filing fees	35,481
Professional fees	69,228
Trustees’ fees and expenses	5,921
Other	7,783
Total expenses	3,490,729
Expense reductions (Note 4)	(130)
Expenses waived/paid by affiliates (Note 3f)	(134)
Net expenses	3,490,465
Net investment income	4,122,372
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,820,523
Foreign currency transactions	9,961,727
Futures contracts	1,057,352
Net realized gain (loss)	19,839,602
Net change in unrealized appreciation (depreciation) on:
Investments	16,050,680
Translation of other assets and liabilities denominated in foreign currencies	(6,852,847)
Futures contracts	(498,721)
Net change in unrealized appreciation (depreciation)	8,699,112
Net realized and unrealized gain (loss)	28,538,714
Net increase (decrease) in net assets resulting from operations	$32,661,086

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL FINANCIAL SERVICES FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,122,372	$4,750,958
Net realized gain (loss)	19,839,602	55,717,443
Net change in unrealized appreciation (depreciation)	8,699,112	(15,985,768)
Net increase (decrease) in net assets resulting from operations	32,661,086	44,482,633
Distributions to shareholders from:
Net investment income:
Class Z	—	(2,206,551)
Class A	—	(4,298,998)
Class C	—	(912,109)
Class R6	—	(162)
Total distributions to shareholders	—	(7,417,820)
Capital share transactions: (Note 2)
Class Z	17,586,804	(1,989,359)
Class A	30,125,797	(6,235,910)
Class C	9,494,900	(4,277,422)
Class R6	636	6,199
Total capital share transactions	57,208,137	(12,496,492)
Net increase (decrease) in net assets	89,869,223	24,568,321
Net assets:
Beginning of period	456,752,040	432,183,719
End of period	$546,621,263	$456,752,040
Undistributed net investment income included in net assets:
End of period	$5,905,229	$1,782,857

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $477,344 and the aggregate value of collateral pledged for such contracts was $512,631.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	1,339,487	$26,577,408	900,157	$15,916,337
Shares issued in reinvestment of distributions	—	—	108,683	1,990,815
Shares redeemed	(468,791)	(8,990,604)	(1,142,574)	(19,896,511)
Net increase (decrease)	870,696	$17,586,804	(133,734)	$(1,989,359)
Class A Shares:
Shares sold	3,322,314	$65,117,482	3,011,856	$53,245,431
Shares issued in reinvestment of distributions	—	—	226,229	4,156,062
Shares redeemed	(1,842,102)	(34,991,685)	(3,597,075)	(63,637,403)
Net increase (decrease)	1,480,212	$30,125,797	(358,990)	$(6,235,910)
Class C Shares:
Shares sold	837,582	$16,285,932	675,189	$11,864,749
Shares issued in reinvestment of distributions	—	—	47,533	870,024
Shares redeemed	(360,472)	(6,791,032)	(975,769)	(17,012,195)
Net increase (decrease)	477,110	$9,494,900	(253,047)	$(4,277,422)
Class R6 Shares:
Shares sold	44	$826	331	$6,129
Shares issued in reinvestment of distributions	—	—	4	70
Shares redeemed	(9)	(190)	—	—
Net increase (decrease)	35	$636	335	$6,199

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$62,937
CDSC retained	$9,965

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $394,261, of which $201,536 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$23,110
[b]Increase in projected benefit obligation	$316
Benefit payments made to retired trustees	$(203)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$45,964,078
2017	73,527,713
2018	31,091,133
Total capital loss carryforwards	$150,582,924

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$454,588,493
Unrealized appreciation	$103,711,679
Unrealized depreciation	(32,471,483)
Net unrealized appreciation (depreciation)	$71,240,196

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $122,181,042 and $91,703,111, respectively.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/						Acquisition
Units	Issuer				Dates	Cost	Value
4,357,178	FIM Coinvestor Holdings I, LLC				11/20/06 - 6/02/09	$—	$—
3,000,000	Hightower Holding LLC, pfd., A				3/31/08 - 1/05/10	2,362,324	3,933,900
968,000	Hightower Holding LLC, pfd., A, Series 2				6/10/10 - 5/10/12	2,420,000	2,807,878
Total Restricted Securities (Value is 1.23% of Net Assets)						$4,782,324	$6,741,778

9. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as		Statement of Assets and			Statement of Assets and
Hedging Instruments		Liabilities Location	Fair Value		Liabilities Location		Fair Value
Foreign exchange
contracts		Variation margin	$189,060	[a]	Variation margin		$344,672 [a]
		Unrealized appreciation on OTC			Unrealized depreciation on OTC
		forward exchange contracts	2,439,862		forward exchange contracts		1,841,814
Totals			$2,628,922				$2,186,486

[a]This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:
							Net Change in
							Unrealized
Derivative Contracts		Net Realized Gain					Appreciation
Not Accounted for as		Statement of Operations	(Loss) for the		Statement of Operations		(Depreciation)
Hedging Instruments		Locations	Period		Locations		for the Period
		Net realized gain (loss) from:			Net change in unrealized
					appreciation (depreciation) on:
Foreign exchange
contracts		Foreign currency transactions	$10,419,015	[a]	Translation of other assets and
					liabilities denominated in
					foreign currencies		$(6,860,345)[a]
		Futures contracts	1,057,352		Futures contracts		(498,721)
Totals			$11,476,367				$(7,359,066)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

For the period ended June 30, 2015, the average month end fair value of derivatives represented 1.72% of average month end net assets. The average month end number of open derivative contracts for the period was 188.

See Note 1(c) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held
	at Beginning	Gross	Gross	at End	Value at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
AB&T Financial Corp.
(Value is 0.02% of Net Assets)	226,100	–––	–––	226,100	$85,918	$ –––	$ –––

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$159,495,824	$4,998,485	$—	$164,494,309
Diversified Financial Services	16,481,649	—	6,741,778	23,223,427
All Other Equity Investments[b]	272,087,123	—	—	272,087,123
Companies in Liquidation	—	1,029,009	—[c]	1,029,009
Short Term Investments	51,794,821	13,200,000	—	64,994,821
Total Investments in Securities	$499,859,417	$19,227,494	$6,741,778	$525,828,689
Other Financial Instruments
Futures Contracts	$189,060	$—	$—	$189,060
Forward Exchange Contracts	—	2,439,862	—	2,439,862
Total Other Financial Instruments	$189,060	$2,439,862	$—	$2,628,922
Liabilities:
Other Financial Instruments
Futures Contracts	$344,672	$—	$—	$344,672
Forward Exchange Contracts	—	1,841,814	—	1,841,814
Total Other Financial Instruments	$344,672	$1,841,814	$—	$2,186,486

[a]Includes common, convertible preferred and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2015, the reconciliation of assets is as follows:

									Net Change
									in Unrealized
						Net	Net		Appreciation
	Balance at			Transfers		Realized	Unrealized	Balance	(Depreciation)
	Beginning			Into (Out of)	Cost Basis	Gain	Appreciation	at End	on Assets Held
	of Period	Purchases	Sales	Level 3	Adjustments [a]	(Loss)	(Depreciation)	of Period	at Period End
Assets:
Investments in Securities:
Equity Investments:[b]
Diversified
Financial Services	$5,496,455	$—	$—	$—	$—	$—	$1,245,323	$6,741,778	$1,245,323
Insurance	—[c]	—	—	—	(2,914)	(695,872)	698,786	—	—
Total Investments
in Securities	$5,496,455	$—	$—	$—	$(2,914)	$(695,872)	$1,944,109	$6,741,778	$1,245,323

[a]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[b]Includes common and preferred stocks as well as other equity investments.
[c]Includes securities determined to have no value.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2015, are as follows:

Impact to Fair
	Fair Value at	Valuation			Value if Input
Description	End of Period	Technique	Unobservable Input	Amount/Range	Increases[a]
Assets:
Investments in Securities:
Equity Investments:[b]
Diversified Financial Services	$6,741,778	Discounted	Cost of Equity	15%	Decrease[c]
		Cash Flow	Long-term revenue
		Model	growth rate	6.2% - 33.4%	Increase[c]
			Adjusted EBITDA margin	7.8% - 20.1%	Increase[d]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes preferred stocks.
cRepresents a significant impact to fair value and net assets.
dRepresents a significant impact to fair value but not net assets.

Abbreviations List

EBITDA Earnings before interest, taxes, depreciation and amortization

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	FHLB	Federal Home Loan Bank
BBU	Barclays Bank PLC	EUR Euro		IDR	International Depositary Receipt
BONY	Bank of New York Mellon	GBP	British Pound
DBFX	Deutsche Bank AG	USD	United States Dollar
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Meeting of Shareholders

Meeting of Shareholders, April 7, 2015, and reconvened on May 18, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015, and reconvened for the Franklin Mutual Financial Services Fund (the “Fund”) on May 18, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities and to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, and the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	10,423,301.781	42.496%	68.106%
Against	866,294.955	3.532%	5.660%
Abstain	655,492.145	2.672%	4.283%
Broker Non-Votes	3,359,449.000	13.696%	21.951%

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	10,397,272.780	42.389%	67.936%
Against	1,054,494.535	4.300%	6.890%
Abstain	493,323.566	2.011%	3.223%
Broker Non-Votes	3,359,447.000	13.696%	21.951%

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2014. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2014, was in the second-lowest performing quin-tile. The Board discussed with management the reasons for the relative underperformance for the 10-year period ended December 31, 2014. While noting such discussions and given the recent improvement in relative performance, the Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

     SUPPLEMENT DATED JUNE 1, 2015 TO THE PROSPECTUS DATED MAY 1, 2015 OF

FRANKLIN MUTUAL SERIES FUNDS

(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
• 0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

  0.875% of the value of net assets up to and including $4 billion;
  0.845% of the value of net assets over $4 billion, up to and including $7 billion;
  0.825% of the value of net assets over $7 billion, up to and including $10 billion;
  0.805% of the value of net assets over $10 billion, up to and including $13 billion;
  0.785% of the value of net assets over $13 billion, up to and including $16 billion;
  0.765% of the value of net assets over $16 billion, up to and including $19 billion;
  0.745% of the value of net assets over $19 billion, up to and including $22 billion;
  0.725% of the value of net assets over $22 billion, up to and including $25 billion;
  0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
  0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure

Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
June 30, 2015

Franklin Mutual Global Discovery Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Franklin Mutual Global
Discovery Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	26
Notes to Financial Statements	30
Meeting of Shareholders	43
Shareholder Information	45

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Semiannual Report

Franklin Mutual Global Discovery Fund

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, by investing primarily in equity securities of companies of any nation the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +2.82% cumulative total return for the six months ended June 30, 2015. For comparison, the MSCI World Index, which tracks stock performance in global developed markets, generated a +2.95% total return, and the Standard & Poor’s® 500 Index, which is a broad measure of U.S. stock performance, posted a +1.23% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall advanced during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

1. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May and June. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose modestly for the six-month period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/15
% of Total
Net Assets
Banks	14.1%
Insurance	9.9%
Pharmaceuticals	7.3%
Media	6.2%
Oil, Gas & Consumable Fuels	6.1%
Tobacco	4.2%
Technology Hardware, Storage & Peripherals	4.2%
Software	4.1%
Food & Staples Retailing	3.4%
Health Care Equipment & Supplies	2.6%

2. Source: MSCI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins in many industries and regions — except Europe —at historically high levels. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added new positions in Nokia and Holcim. Nokia is a radically different firm from the one that dominated world mobile phone sales 15 years ago. In 2014, Nokia sold its phone business to Microsoft, also a Fund holding, and the Navteq maps business that Nokia acquired in 2007 is for sale. The firm is now focusing on telecommunications network equipment and intellectual property, and enhancing this new focus with a proposed merger with Alcatel-Lucent. The combined company would have a range of products across the telecommunications sector and be one of a few major suppliers left in the market. The merger is also expected to generate material cost savings, which could make the new company even more competitive. The Fund hopes to benefit from this potentially value-creating project.

Holcim is a Swiss manufacturer of cement, aggregates and other construction products. At period-end, the company was in the process of merging with France’s Lafarge, another major European cement maker, with the deal expected to close in July 2015. The merger would create a global company with a presence in over 90 countries that, in our view, would likely produce significant synergies, help to improve operating profitability and generate strong cash flows.

Turning to Fund performance, top contributors included pharmaceutical company Hospira, bank ING Groep and telecommunications provider Koninklijke KPN.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars —drugs highly similar to medications licensed by other firms. Shares of Hospira benefited from an early February announcement that Pfizer reached an agreement to acquire Hospira. We believed the deal made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth market in the generic segment, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry. Hospira also made substantial progress with its core business performance on an organic basis as demonstrated by its solid first-quarter results.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shares of Netherlands-based bank ING Groep rallied, particularly in the first quarter of 2015, as the company continued to reduce its ownership of NN Group, also a Fund holding. This is one of the final steps in the company’s transformation into a simple and well-capitalized bank following the sale of its U.S. insurance operations, Voya Financial, and its stake in Brazil-based insurer SulAmerica. NN Group includes ING’s European and Japanese insurance and investment management businesses. The bank also announced in February the resumption of its regular dividend, and the market anticipated a material special dividend once the disposal of NN Group is completed in 2016. Investors were also encouraged by the company’s positive outlook communicated during its first-quarter earnings call.

KPN is the incumbent telecommunications operator in the Netherlands. Company financial trends improved during the period as the number of subscribers increased and equipment sales rose. In April, KPN sold BASE Company, a Belgium-based mobile business, as part of an ongoing process to simplify its structure to focus on the core business and improve operating performance. We believe that the majority of proceeds from the sale of BASE and other divestments would likely be passed through to KPN shareholders via dividend payments. We also viewed as positive KPN’s selection in February of Duco Sickinghe for chairman because he has a strong management record in the industry.

During the period under review, some of the Fund’s investments that negatively affected performance were information technology products provider Hewlett-Packard (HP), document technology and business process solutions company Xerox, and coal producer China Shenhua Energy.

HP reported a mixed set of quarterly results in February and lowered its 2015 full-year guidance due to a stronger U.S. dollar. HP also lowered its earnings outlook for 2015 and its full-year free cash flow estimate, a result of separation costs from its plan to break into two companies, higher working capital and lower earnings. Although the cost of splitting into two separate companies was viewed as expensive, we believed it would be a positive move with the potential to unlock some value.

Xerox lowered its 2015 earnings guidance in April and reported disappointing quarterly results as margins deteriorated in its services unit. Company management attributed the margin decline to execution difficulties, particularly with its large health care-related projects. Xerox struggled with its biggest government health care contracts within its services unit for a considerable time, causing a series of cost-driven misses. Outside of services, the company’s document technology unit performed well and its capital management has been favorable as the company continued to repurchase shares.

China Shenhua Energy is an integrated coal miner and low-cost coal producer in China that also owns transportation infrastructure and coal-fired power plants. The company’s stock performance was negatively affected by lower coal prices in China and the weak Chinese economy. However, we believe that we are near the bottom of the cycle for the Chinese coal industry. Supply is becoming more controlled, in our view, as major coal producers in China cut production and capital investment. The Chinese government also announced measures to support the domestic coal industry, and there is strong cost support at current coal prices, in our view, because most coal producers are losing money, although China Shenhua Energy has remained profitable. We were also encouraged by the Chinese government’s easing measures to support the economy, and we believe the company could benefit if the coal cycle turns positive.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	2.0%
Pharmaceuticals, U.S.
Microsoft Corp.	2.0%
Software, U.S.
Apple Inc.	1.7%
Technology Hardware, Storage & Peripherals, U.S.
Wells Fargo & Co.	1.6%
Banks, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.6%
Pharmaceuticals, Israel
Eli Lilly & Co.	1.6%
Pharmaceuticals, U.S.
DIRECTV	1.5%
Media, U.S.
Medtronic PLC	1.4%
Health Care Equipment & Supplies, U.S.
British American Tobacco PLC	1.4%
Tobacco, U.K.
American International Group Inc.	1.3%
Insurance, U.S.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Franklin Mutual European Fund since 2005 and co-portfolio manager for Franklin Mutual International Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund, and as a research analyst, is responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

CFA® is a trademark owned by CFA Institute.
franklintempleton.com	Semiannual Report	|	7

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (MDISX)	$34.26	$33.32	+$	0.94
A (TEDIX)	$33.68	$32.81	+$	0.87
C (TEDSX)	$33.23	$32.49	+$	0.74
R (TEDRX)	$33.26	$32.43	+$	0.83
R6 (FMDRX)	$34.28	$33.33	+$	0.95

8 | Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

Performance as of 6/30/15[1]
Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge;
Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
Z						0.99%
6-Month	+	2.82%	+	2.82%	$10,282
1-Year	+	1.86%	+	1.86%	$10,186
5-Year	+	73.97%	+	11.71%	$17,397
10-Year	+	126.75%	+	8.53%	$22,675
A						1.29%
6-Month	+	2.65%		-3.25%	$9,675
1-Year	+	1.56%		-4.27%	$9,573
5-Year	+	71.38%	+	10.06%	$16,152
10-Year	+	119.98%	+	7.57%	$20,737
C						1.99%
6-Month	+	2.28%	+	1.28%	$10,128
1-Year	+	0.84%		-0.11%	$9,989
5-Year	+	65.50%	+	10.60%	$16,550
10-Year	+	105.20%	+	7.45%	$20,520
R						1.49%
6-Month	+	2.56%	+	2.56%	$10,256
1-Year	+	1.35%	+	1.35%	$10,135
5-Year	+	69.65%	+	11.15%	$16,965
10-Year	+	115.67%	+	7.99%	$21,567
R6						0.85%
6-Month	+	2.85%	+	2.85%	$10,285
1-Year	+	2.00%	+	2.00%	$10,200
Since Inception (5/1/13)	+	24.42%	+	10.62%	$12,442

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com	Semiannual Report	|	9

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10 | Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Semiannual Report | 11

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,028.20	$4.93
Hypothetical (5% return before expenses)	$1,000	$1,019.93	$4.91
A
Actual	$1,000	$1,026.50	$6.43
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.41
C
Actual	$1,000	$1,022.80	$9.93
Hypothetical (5% return before expenses)	$1,000	$1,014.98	$9.89
R
Actual	$1,000	$1,025.60	$7.43
Hypothetical (5% return before expenses)	$1,000	$1,017.46	$7.40
R6
Actual	$1,000	$1,028.50	$4.28
Hypothetical (5% return before expenses)	$1,000	$1,020.58	$4.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.98%;
A: 1.28%; C: 1.98%; R: 1.48%; and R6: 0.85%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.32	$33.73	$28.65	$27.47	$29.54	$27.03
Income from investment operations[a]:
Net investment income[b]	0.36	0.82 [c]	0.55	0.56	0.61	0.53 [d]
Net realized and unrealized gains (losses)	0.58	0.97	6.74	3.21	(1.46)	2.55
Total from investment operations	0.94	1.79	7.29	3.77	(0.85)	3.08
Less distributions from:
Net investment income	—	(0.82)	(0.57)	(0.57)	(0.55)	(0.57)
Net realized gains	—	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	—	(2.20)	(2.21)	(2.59)	(1.22)	(0.57)
Net asset value, end of period	$34.26	$33.32	$33.73	$28.65	$27.47	$29.54

Total return[e]	2.82%	5.33%	25.64%	13.64%	(2.68)%	11.37%

Ratios to average net assets[f]
Expenses[g]	0.98%[h,i]	0.99%[h]	0.98%[h]	1.02%	1.01%	1.04%
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[j]	—%[j]	—%[j]	0.02%
Net investment income	2.08%	2.38%[c]	1.68%	1.89%	2.11%	1.89%[d]

Supplemental data
Net assets, end of period (000’s)	$10,624,400	$10,375,518	$9,529,245	$7,417,041	$7,159,033	$7,210,122
Portfolio turnover rate	11.05%	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.71%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.81	$33.24	$28.27	$27.14	$29.19	$26.72
Income from investment operations[a]:
Net investment income[b]	0.30	0.71 [c]	0.44	0.46	0.52	0.44 [d]
Net realized and unrealized gains (losses)	0.57	0.96	6.65	3.17	(1.44)	2.52
Total from investment operations	0.87	1.67	7.09	3.63	(0.92)	2.96
Less distributions from:
Net investment income	—	(0.72)	(0.48)	(0.48)	(0.46)	(0.49)
Net realized gains	—	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	—	(2.10)	(2.12)	(2.50)	(1.13)	(0.49)
Net asset value, end of period	$33.68	$32.81	$33.24	$28.27	$27.14	$29.19

Total return[e]	2.65%	5.01%	25.26%	13.34%	(2.99)%	11.08%

Ratios to average net assets[f]
Expenses[g]	1.28%[h,i]	1.29%[h]	1.28%[h]	1.32%	1.31%	1.34%
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[j]	—%[j]	—%[j]	0.02%
Net investment income	1.78%	2.08%[c]	1.38%	1.59%	1.81%	1.59%[d]

Supplemental data
Net assets, end of period (000’s)	$12,227,539	$11,573,196	$10,785,375	$7,977,279	$7,617,500	$8,122,714
Portfolio turnover rate	11.05%	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.41%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.49	$32.94	$28.05	$26.95	$28.97	$26.53
Income from investment operations[a]:
Net investment income[b]	0.18	0.47 [c]	0.22	0.25	0.32	0.24 [d]
Net realized and unrealized gains (losses)	0.56	0.95	6.58	3.14	(1.42)	2.49
Total from investment operations	0.74	1.42	6.80	3.39	(1.10)	2.73
Less distributions from:
Net investment income	—	(0.49)	(0.27)	(0.27)	(0.25)	(0.29)
Net realized gains	—	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	—	(1.87)	(1.91)	(2.29)	(0.92)	(0.29)
Net asset value, end of period	$33.23	$32.49	$32.94	$28.05	$26.95	$28.97

Total return[e]	2.28%	4.28%	24.39%	12.53%	(3.64)%	10.26%

Ratios to average net assets[f]
Expenses[g]	1.98%[h,i]	1.99%[h]	1.98%[h]	2.02%	2.01%	2.04%
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[j]	—%[j]	—%[j]	0.02%
Net investment income	1.08%	1.38%[c]	0.68%	0.89%	1.11%	0.89%[d]

Supplemental data
Net assets, end of period (000’s)	$3,216,540	$3,077,691	$2,894,908	$2,222,484	$2,268,995	$2,587,189
Portfolio turnover rate	11.05%	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.71%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.43	$32.88	$27.98	$26.89	$28.93	$26.50
Income from investment operations[a]:
Net investment income[b]	0.26	0.65 [c]	0.37	0.39	0.46	0.38 [d]
Net realized and unrealized gains (losses)	0.57	0.93	6.58	3.14	(1.42)	2.49
Total from investment operations	0.83	1.58	6.95	3.53	(0.96)	2.87
Less distributions from:
Net investment income	—	(0.65)	(0.41)	(0.42)	(0.41)	(0.44)
Net realized gains	—	(1.38)	(1.64)	(2.02)	(0.67)	—
Total distributions	—	(2.03)	(2.05)	(2.44)	(1.08)	(0.44)
Net asset value, end of period	$33.26	$32.43	$32.88	$27.98	$26.89	$28.93

Total return[e]	2.56%	4.77%	25.02%	13.09%	(3.17)%	10.84%

Ratios to average net assets[f]
Expenses[g]	1.48%[h,i]	1.49%[h]	1.48%[h]	1.52%	1.51%	1.54%
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[j]	—%[j]	—%[j]	0.02%
Net investment income	1.58%	1.88%[c]	1.18%	1.39%	1.61%	1.39%[d]

Supplemental data
Net assets, end of period (000’s)	$528,341	$528,439	$539,613	$458,142	$434,893	$422,042
Portfolio turnover rate	11.05%	23.66%	23.57%	24.65%	33.60%	37.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
dNet investment income per share includes approximately $0.05 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.21%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.33	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.38	0.85 [d]	0.40
Net realized and unrealized gains (losses)	0.57	1.00	4.17
Total from investment operations	0.95	1.85	4.57
Less distributions from:
Net investment income	—	(0.87)	(0.62)
Net realized gains	—	(1.38)	(1.64)
Total distributions	—	(2.25)	(2.26)
Net asset value, end of period	$34.28	$33.33	$33.73

Total return[e]	2.85%	5.46%	14.71%

Ratios to average net assets[f]
Expenses[g]	0.85%[h,i]	0.85%[h]	0.84%[h]
Expenses incurred in connection with securities sold short	0.04%	0.03%	—%[j]
Net investment income	2.21%	2.52%[d]	1.83%

Supplemental data
Net assets, end of period (000’s)	$189,896	$137,922	$10,535
Portfolio turnover rate	11.05%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.34 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, June 30, 2015 (unaudited)
	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 88.0%
Aerospace & Defense 0.6%
B/E Aerospace Inc.	United States	2,140,150	$117,494,235
[a]KLX Inc.	United States	1,070,075	47,222,410
			164,716,645
Auto Components 0.6%
Cie Generale des Etablissements Michelin, B	France	1,343,160	140,692,190
[a,b]International Automotive Components Group Brazil LLC	Brazil	3,819,425	333,336
[a,b,c,d]International Automotive Components Group North America LLC	United States	35,491,081	31,587,559
			172,613,085
Automobiles 1.1%
General Motors Co.	United States	6,291,420	209,693,028
Hyundai Motor Co.	South Korea	699,956	85,021,986
			294,715,014
Banks 14.1%
Barclays PLC	United Kingdom	70,083,673	286,814,295
BNP Paribas SA	France	3,905,802	235,705,260
[a]Capital Bank Financial Corp., A	United States	866,477	25,188,486
[a,e]Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	86,641,507
CIT Group Inc.	United States	4,904,731	228,020,944
Citigroup Inc.	United States	5,809,671	320,926,226
Citizens Financial Group Inc.	United States	8,611,684	235,185,090
[a]Commerzbank AG	Germany	22,356,020	285,646,652
HSBC Holdings PLC	United Kingdom	22,629,178	202,673,063
ING Groep NV, IDR	Netherlands	21,107,283	348,375,802
JPMorgan Chase & Co.	United States	4,857,660	329,155,042
KB Financial Group Inc.	South Korea	2,889,991	95,245,497
PNC Financial Services Group Inc.	United States	3,118,000	298,236,700
Societe Generale SA	France	4,050,169	188,989,073
SunTrust Banks Inc.	United States	4,238,534	182,341,733
Wells Fargo & Co.	United States	7,620,708	428,588,618
			3,777,733,988
Beverages 1.0%
PepsiCo Inc.	United States	2,913,866	271,980,252
Capital Markets 1.0%
Credit Suisse Group AG	Switzerland	4,304,136	118,293,547
UBS Group AG	Switzerland	7,661,282	162,467,353
			280,760,900
Chemicals 0.0%
[a,f,g]Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Communications Equipment 2.3%
Cisco Systems Inc.	United States	7,847,650	215,496,469
Nokia Corp., ADR	Finland	26,956,874	184,654,587
Nokia OYJ, A	Finland	30,217,570	205,086,663
			605,237,719
Construction Materials 0.8%
[a]Holcim Ltd., B	Switzerland	2,823,708	208,358,306
Consumer Finance 0.4%
[a]Ally Financial Inc.	United States	4,911,500	110,164,945

18 | Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Consumer Services 0.1%
Cengage Learning Holdings II LP	United States	1,149,083	$32,461,595
Diversified Telecommunication Services 2.1%
China Telecom Corp. Ltd., H	China	232,860,220	136,682,385
Deutsche Telekom AG	Germany	4,230,768	72,846,432
[a,f,g]Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
Koninklijke KPN NV	Netherlands	90,237,310	344,937,848
			554,466,665
Electric Utilities 1.0%
Enel SpA	Italy	57,851,401	262,016,216
Energy Equipment & Services 1.0%
Baker Hughes Inc.	United States	4,487,985	276,908,674
Food & Staples Retailing 3.4%
CVS Health Corp.	United States	2,333,967	244,786,459
Empire Co. Ltd., A	Canada	2,355,152	165,878,880
Metro AG	Germany	7,814,516	246,287,335
Walgreens Boots Alliance Inc.	United States	2,998,912	253,228,130
			910,180,804
Health Care Equipment & Supplies 2.6%
Medtronic PLC	United States	5,102,516	378,096,436
Stryker Corp.	United States	3,298,481	315,235,829
			693,332,265
Health Care Providers & Services 0.4%
Cigna Corp.	United States	721,597	116,898,714
Hotels, Restaurants & Leisure 1.4%
Accor SA	France	6,111,782	308,346,441
Sands China Ltd.	Hong Kong	22,540,000	75,747,357
			384,093,798
Independent Power & Renewable Electricity Producers 0.6%
NRG Energy Inc.	United States	6,590,837	150,798,351
Industrial Conglomerates 1.9%
Jardine Matheson Holdings Ltd.	Hong Kong	636,774	36,136,925
Jardine Strategic Holdings Ltd.	Hong Kong	9,774,205	295,865,185
Koninklijke Philips NV	Netherlands	6,718,608	170,865,953
			502,868,063
Insurance 9.9%
ACE Ltd.	United States	3,451,290	350,927,167
[a]Alleghany Corp.	United States	81,228	38,076,437
The Allstate Corp.	United States	3,758,825	243,834,978
American International Group Inc.	United States	5,795,145	358,255,864
China Pacific Insurance (Group) Co. Ltd., H	China	29,191,844	140,467,614
E-L Financial Corp. Ltd.	Canada	177,619	93,240,020
MetLife Inc.	United States	4,569,020	255,819,430
NN Group NV	Netherlands	11,432,883	321,273,808
PartnerRe Ltd.	United States	1,511,133	194,180,591
PICC Property and Casualty Co. Ltd., H	China	46,664,324	106,191,414
RSA Insurance Group PLC	United Kingdom	18,896,626	117,915,180

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Semiannual Report | 19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Insurance (continued)
	White Mountains Insurance Group Ltd.	United States	172,815	$113,183,456
	XL Group PLC	Ireland	8,264,340	307,433,448
				2,640,799,407
	IT Services 0.7%
	Xerox Corp.	United States	16,670,797	177,377,280
	Machinery 1.3%
	Caterpillar Inc.	United States	2,778,543	235,676,017
	CNH Industrial NV (EUR Traded)	United Kingdom	6,569,123	59,885,446
	CNH Industrial NV, special voting (EUR Traded)	United Kingdom	7,338,645	66,900,563
				362,462,026
	Marine 1.0%
	A.P. Moeller-Maersk AS, B	Denmark	150,055	271,682,018
	Media 6.2%
	CBS Corp., B	United States	4,879,342	270,803,481
	[a]DIRECTV	United States	4,250,416	394,396,101
	Reed Elsevier PLC	United Kingdom	20,193,070	328,336,309
	Time Warner Cable Inc.	United States	1,851,179	329,824,562
	Time Warner Inc.	United States	2,174,747	190,094,635
	Tribune Media Co., A	United States	100,485	5,364,894
	Tribune Publishing Co.	United States	175,025	2,719,889
	Twenty-First Century Fox Inc., B	United States	4,401,800	141,825,996
				1,663,365,867
	Metals & Mining 1.6%
	Anglo American PLC	United Kingdom	6,218,622	89,732,451
	Freeport-McMoRan Inc., B	United States	6,454,880	120,189,866
	ThyssenKrupp AG	Germany	8,386,391	218,093,891
				428,016,208
	Multiline Retail 0.8%
	Macy’s Inc.	United States	3,058,872	206,382,094
	Oil, Gas & Consumable Fuels 6.1%
	Anadarko Petroleum Corp.	United States	1,399,510	109,245,750
	Apache Corp.	United States	3,780,884	217,892,345
	BG Group PLC	United Kingdom	11,498,506	191,389,711
	BP PLC	United Kingdom	31,838,677	210,152,999
	China Shenhua Energy Co. Ltd., H	China	67,067,936	152,968,866
	CONSOL Energy Inc.	United States	3,002,892	65,282,872
	Marathon Oil Corp.	United States	5,814,486	154,316,458
	Murphy Oil Corp.	United States	1,168,040	48,555,423
	Repsol SA	Spain	3,584,764	62,921,884
	Royal Dutch Shell PLC, A	United Kingdom	10,571,348	298,890,029
	[a]Whiting Petroleum Corp.	United States	3,542,243	119,019,365
				1,630,635,702
	Paper & Forest Products 0.6%
	International Paper Co.	United States	3,546,770	168,790,784
	[a]Verso Corp.	United States	1,100,202	726,134
				169,516,918
	Personal Products 0.1%
	Avon Products Inc.	United States	4,876,132	30,524,586

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 7.3%
Eli Lilly & Co.	United States	4,992,769	$416,846,284
[a]Hospira Inc.	United States	3,562,996	316,073,375
Merck & Co. Inc.	United States	9,354,960	532,577,873
Novartis AG, ADR	Switzerland	2,674,638	263,023,901
Teva Pharmaceutical Industries Ltd., ADR	Israel	7,145,435	422,295,208
			1,950,816,641
Semiconductors & Semiconductor Equipment 0.8%
Altera Corp.	United States	2,007,904	102,804,685
SK Hynix Semiconductor Inc.	South Korea	2,648,517	100,060,974
			202,865,659
Software 4.4%
[a]Check Point Software Technologies Ltd.	Israel	3,590,310	285,609,161
Microsoft Corp.	United States	11,841,792	522,815,117
Open Text Corp.	Canada	2,197,327	89,057,663
Symantec Corp.	United States	12,534,725	291,432,356
			1,188,914,297
Specialty Retail 1.1%
Kingfisher PLC	United Kingdom	54,981,343	299,982,788
Technology Hardware, Storage & Peripherals 4.2%
Apple Inc.	United States	3,575,240	448,424,477
EMC Corp.	United States	9,020,943	238,062,686
Hewlett-Packard Co.	United States	6,436,730	193,166,267
Samsung Electronics Co. Ltd.	South Korea	215,888	244,494,645
			1,124,148,075
Tobacco 4.2%
Altria Group Inc.	United States	4,246,046	207,674,110
British American Tobacco PLC	United Kingdom	6,977,821	374,357,676
Imperial Tobacco Group PLC	United Kingdom	4,677,039	225,351,772
Philip Morris International Inc.	United States	1,484,505	119,012,766
Reynolds American Inc.	United States	2,657,134	198,381,625
			1,124,777,949
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	United Kingdom	94,517,600	341,297,733
Total Common Stocks and Other Equity Interests
(Cost $18,778,205,101)			23,583,871,247
Preferred Stocks 1.2%
Automobiles 1.2%
Volkswagen AG, pfd.	Germany	1,339,722	310,555,063
Diversified Financial Services 0.0%†
[a,b]Hightower Holding LLC, pfd., A, Series 2	United States	3,048,000	8,841,333
Total Preferred Stocks (Cost $336,147,289)			319,396,396

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Semiannual Report | 21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate
Interests 2.4%
Avaya Inc.,
[e]senior note, 144A, 10.50%, 3/01/21	United States	74,998,000	$62,248,340
[e]senior secured note, 144A, 7.00%, 4/01/19	United States	51,741,000	50,835,533
[h,i]Term B-3 Loan, 4.687%, 10/26/17	United States	51,898,103	51,700,267
[h,i]Term B-6 Loan, 6.50%, 3/31/18	United States	12,873,476	12,826,346
[h,i]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%,
3/31/20	United States	6,962,834	6,988,945
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	91,482,521
[h,i]Tranche D Term Loan, 6.937%, 1/30/19	United States	117,978,997	109,228,849
[h,i]Tranche E Term Loan, 7.687%, 7/30/19	United States	37,921,652	35,622,652
[h,i]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	61,247,713	61,171,153
NGPL PipeCo LLC,
[e,j]senior secured note, 144A, 9.625%, 6/01/19	United States	62,806,000	63,905,105
[h,i]Term Loan, 6.75%, 9/15/17	United States	3,291,815	3,158,496
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	87,456,000	5,466,000
Verso Paper Holdings LLC/Inc., senior secured note, first lien,
11.75%, 1/15/19	United States	52,554,000	30,875,475
Walter Energy Inc.,
[h,i]B Term Loan, 7.25%, 4/01/18	United States	55,667,214	30,709,765
[e]first lien, 144A, 9.50%, 10/15/19	United States	30,996,000	17,125,290
[e,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	27,033,380	1,465,101
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $716,828,040)			634,809,838
Corporate Notes and Senior Floating Rate Interests
in Reorganization 1.0%
[b,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
[h,i,l]Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	13,307,605	11,839,550
Term B-6-B Loans	United States	63,441,299	56,983,863
Term B-7 Loans	United States	46,344,115	40,574,273
[h,i,l]Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.671%,
10/10/17	United States	142,325,613	82,259,792
[e,l]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A,
11.50%, 10/01/20	United States	118,132,000	72,355,850
Total Corporate Notes and Senior Floating Rate
Interests in Reorganization (Cost $350,770,379)			264,013,328

		Shares

Companies in Liquidation 0.3%
[a]Adelphia Recovery Trust	United States	45,477,593	90,955
[a,f]Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	5,538,790	61,481
[a,f,g]Century Communications Corp., Contingent Distribution	United States	15,282,000	—
[a,b]FIM Coinvestor Holdings I, LLC	United States	30,279,560	—
[a,m]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521	77,825,666
[a,f,g]NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
[a,f,g]Tribune Media Litigation Trust, Contingent Distribution	United States	1,285,960	—
Total Companies in Liquidation (Cost $106,236,730)			77,978,102

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Municipal Bonds (Cost $85,397,958) 0.2%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	98,292,000	$66,592,830
Total Investments before Short Term Investments
(Cost $20,373,585,497)			24,946,661,741
Short Term Investments 7.5%
U.S. Government and Agency Securities 7.4%
[n]U.S. Treasury Bills,
7/16/15	United States	275,000,000	274,996,975
8/27/15	United States	280,000,000	280,003,360
[o]7/02/15 - 12/10/15	United States	1,437,840,000	1,437,774,448
Total U.S. Government and Agency Securities
(Cost $1,992,567,568)			1,992,774,783
Total Investments before Money Market Funds and
Repurchase Agreements (Cost $22,366,153,065)			26,939,436,524
		Shares
[p]Investments from Cash Collateral Received for Loaned
Securities 0.1%
Money Market Funds (Cost $7,250,000) 0.1%
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	7,250,000	7,250,000
		Principal
		Amount*
[q]Repurchase Agreements 0.0%†
[r]Joint Repurchase Agreement, 0.20%, 7/01/15 (Maturity Value $1,721,969)
Barclays Capital Inc.
Collateralized by U.S. Treasury Bonds, 3.375%, 5/15/44; and U.S.
Treasury Notes, 0.50% - 2.75%, 2/28/17 - 2/15/24
(valued at $1,756,398)	United States	1,721,959	1,721,959
[r]Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $2,794,576)
RBS Securities Inc.
Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S.
Treasury Notes, 1.00% - 3.625%, 9/30/15 - 2/15/24
(valued at $2,850,465)	United States	2,794,567	2,794,567
Total Repurchase Agreements (Cost $4,516,526)			4,516,526
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $11,766,526)			11,766,526
Total Investments (Cost $22,377,919,591) 100.6%			26,951,203,050
Securities Sold Short (0.3)%			(82,979,073)
Other Assets, less Liabilities (0.3)%			(81,507,729)
Net Assets 100.0%			$26,786,716,248
[s]Securities Sold Short (0.3)%
Common Stocks (0.3)%
		Shares
Energy Equipment & Services (0.0)%†
Halliburton Co.	United States	130,901	$(5,637,906)
Software (0.3)%
VMware Inc., A	United States	902,043	(77,341,167)
Total Securities Sold Short (Proceeds $80,704,262)			$(82,979,073)

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Semiannual Report | 23

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2015, the aggregate value of these securities was $354,576,726, representing 1.32% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(g) regarding senior floating rate interests.
jA portion or all of the security is on loan at June 30, 2015. See Note 1(f).
kIncome may be received in additional securities and/or cash.
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
nThe security is traded on a discount basis with no stated coupon rate.
oSecurity or a portion of the security has been pledged as collateral for securities sold short and open forward contracts. At June 30, 2015, the aggregate value of these secu-
rities and/or cash pledged as collateral was $222,152,831, representing 0.83% of net assets.
pSee Note 1(f) regarding securities on loan.
qSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
rSee Note 1(c) regarding joint repurchase agreement.
sSee Note 1(e) regarding securities sold short.

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	143	$19,165,575	9/14/15	$139,811	$—
EUR/USD		Short	8,373	1,167,614,850	9/14/15	13,907,857	—
GBP/USD		Short	7,156	703,300,625	9/14/15	—	(17,064,900)
Totals						$14,047,668	$(17,064,900)
Net unrealized appreciation (depreciation)							$(3,017,232)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation		Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	6,520,448	$7,328,058	7/20/15	$—	$(59,345)
Euro	BANT	Sell	102,548,742	116,642,761	7/20/15	2,325,872	—
Euro	BBU	Sell	5,567,076	6,277,179	7/20/15	71,244	—
Euro	BONY	Sell	2,540,480	2,950,844	7/20/15	118,827	—
Euro	DBFX	Sell	133,240,572	153,941,555	7/20/15	5,410,747	—
Euro	FBCO	Sell	35,379,105	40,393,873	7/20/15	954,782	—
Euro	HSBC	Buy	3,260,224	3,665,995	7/20/15	—	(31,638)
Euro	HSBC	Sell	46,341,753	52,928,401	7/20/15	1,268,626	—
Euro	SSBT	Sell	143,554,425	166,506,435	7/20/15	6,478,190	—
British Pound	BANT	Sell	94,897,663	143,447,308	7/21/15	—	(5,614,538)
British Pound	HSBC	Sell	130,873,547	198,142,550	7/21/15	—	(7,428,924)
South Korean Won	BANT	Buy	33,917,762,131	30,972,544	8/12/15	—	(711,281)
South Korean Won	BANT	Sell	176,859,759,736	159,149,511	8/12/15	1,443,392	(87,303)
South Korean Won	FBCO	Buy	16,320,178,137	14,821,408	8/12/15	—	(260,624)

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				FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	FBCO	Sell 210,132,677,427		$188,762,575	8/12/15	$1,363,735	$(80,519)
South Korean Won	HSBC	Buy	55,327,468,811	50,500,245	8/12/15	—	(1,137,345)
South Korean Won	HSBC	Sell 295,199,543,425		264,956,822	8/12/15	1,713,947	(132,730)
Swiss Franc	BANT	Buy	7,035,392	7,298,866	8/12/15	237,704	—
Swiss Franc	BANT	Sell	2,398,652	2,572,634	8/12/15	3,110	—
Swiss Franc	DBFX	Buy	3,993,420	4,349,458	8/12/15	—	(71,560)
Swiss Franc	DBFX	Sell	2,825,457	2,964,546	8/12/15	—	(62,187)
Swiss Franc	FBCO	Buy	4,119,800	4,367,436	8/12/15	56,080	(10,235)
Swiss Franc	FBCO	Sell	2,217,373	2,393,013	8/12/15	17,682	—
Swiss Franc	HSBC	Sell	1,093,185	1,181,301	8/12/15	10,241	—
Swiss Franc	SSBT	Buy	1,711,721	1,848,112	8/12/15	919	(15,372)
Swiss Franc	SSBT	Sell	69,212,522	74,945,869	8/12/15	1,056,317	(253,442)
British Pound	BANT	Buy	46,570,389	70,815,382	8/19/15	2,428,189	(108,019)
British Pound	BANT	Sell	129,023,753	197,512,141	8/19/15	—	(5,110,676)
British Pound	BBU	Sell	8,734,159	13,269,195	8/19/15	—	(447,193)
British Pound	DBFX	Buy	1,227,311	1,822,369	8/19/15	105,037	—
British Pound	DBFX	Sell	7,380,254	11,317,256	8/19/15	—	(272,920)
British Pound	FBCO	Buy	10,055,143	15,714,381	8/19/15	170,861	(94,340)
British Pound	FBCO	Sell	82,592,901	126,320,666	8/19/15	—	(3,385,733)
British Pound	HSBC	Buy	10,000,000	15,884,650	8/19/15	—	(180,347)
British Pound	HSBC	Sell	82,723,266	126,711,109	8/19/15	—	(3,200,018)
British Pound	SSBT	Buy	19,778,960	31,174,562	8/19/15	40,740	(153,823)
British Pound	SSBT	Sell	20,097,515	30,962,924	8/19/15	—	(598,823)
Euro	BANT	Sell	514,442,765	582,129,262	8/31/15	9,444,105	(1,141,182)
Euro	DBFX	Sell	27,089,277	29,448,745	8/31/15	62,591	(830,114)
Euro	FBCO	Sell	232,261,282	263,108,358	8/31/15	4,771,455	(734,951)
Euro	HSBC	Sell	46,765,057	50,658,069	8/31/15	93,248	(1,598,458)
Euro	SSBT	Sell	27,358,464	29,498,970	8/31/15	36,266	(1,053,825)
Canadian Dollar	BONY	Buy	13,261,132	10,743,401	9/18/15	46,203	(183,736)
Canadian Dollar	DBFX	Buy	5,875,717	4,850,753	9/18/15	—	(151,525)
Canadian Dollar	DBFX	Sell	337,784,762	264,378,447	9/18/15	109,880	(5,881,871)
Canadian Dollar	HSBC	Sell	4,851,557	3,930,550	9/18/15	50,416	—
Euro	BANT	Sell	305,385,036	330,678,168	10/16/15	350,925	(10,569,072)
Euro	DBFX	Sell	38,179,156	41,905,215	10/16/15	38,775	(752,326)
Euro	FBCO	Sell	214,291,579	229,490,141	10/16/15	3,665	(9,723,704)
Euro	HSBC	Sell	75,706,745	83,018,058	10/16/15	130,226	(1,622,369)
Euro	SSBT	Sell	24,918,130	27,606,786	10/16/15	96,673	(305,588)
British Pound	BANT	Buy	7,895,524	12,406,742	10/22/15	—	(12,923)
British Pound	BANT	Sell	129,485,323	192,933,131	10/22/15	—	(10,323,516)
British Pound	DBFX	Buy	13,024,556	20,270,047	10/22/15	183,621	(8,667)
British Pound	FBCO	Sell	125,178,776	186,516,376	10/22/15	—	(9,980,166)
British Pound	HSBC	Buy	7,167,107	11,254,938	10/22/15	—	(4,535)
Euro	BANT	Sell	311,402,738	352,994,099	11/18/15	5,501,089	(335,970)
Euro	BONY	Sell	97,769,202	106,949,730	11/18/15	—	(2,255,995)
Euro	DBFX	Sell	134,366,175	152,823,111	11/18/15	2,739,493	—
Euro	FBCO	Sell	36,719,751	41,039,126	11/18/15	39,569	(15,475)
Euro	HSBC	Sell	129,756,369	147,674,176	11/18/15	2,739,594	—
Euro	SSBT	Sell	51,376,932	57,846,430	11/18/15	459,749	(52)
British Pound	BANT	Sell	139,997,021	216,995,383	11/23/15	—	(2,718,157)
British Pound	SSBT	Sell	132,812,277	205,859,030	11/23/15	—	(2,578,659)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$52,173,785	$(92,291,771)
Net unrealized appreciation (depreciation)							$(40,117,986)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 42.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	25

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$22,337,057,694
Cost - Non-controlled affiliated issuers (Note 12)	29,095,371
Cost - Sweep Money Fund (Note 3f)	7,250,000
Cost - Repurchase agreements	4,516,526
Total cost of investments	$22,377,919,591
Value - Unaffiliated issuers	$26,907,848,965
Value - Non-controlled affiliated issuers (Note 12)	31,587,559
Value - Sweep Money Fund (Note 3f)	7,250,000
Value - Repurchase agreements	4,516,526
Total value of investments (includes securities loaned in the amount of $11,402,105)	26,951,203,050
Cash	2,789,264
Foreign currency, at value (cost $87,627,894)	87,580,282
Receivables:
Investment securities sold	5,433,294
Capital shares sold	52,846,512
Dividends and interest	73,961,153
Due from brokers	126,310,064
Variation margin	11,742,588
Unrealized appreciation on OTC forward exchange contracts	52,173,785
Other assets	678,308
Total assets	27,364,718,300
Liabilities:
Payables:
Investment securities purchased	316,778,036
Capital shares redeemed	37,352,227
Management fees	17,775,061
Distribution fees	12,225,081
Transfer agent fees	4,279,717
Trustees’ fees and expenses	828,064
Securities sold short, at value (proceeds $80,704,262)	82,979,073
Payable upon return of securities loaned	11,766,526
Unrealized depreciation on OTC forward exchange contracts	92,291,771
Accrued expenses and other liabilities	1,726,496
Total liabilities	578,002,052
Net assets, at value	$26,786,716,248
Net assets consist of:
Paid-in capital	$20,690,858,190
Undistributed net investment income	243,440,407
Net unrealized appreciation (depreciation)	4,527,465,899
Accumulated net realized gain (loss)	1,324,951,752
Net assets, at value	$26,786,716,248

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$10,624,400,284
Shares outstanding	310,152,046
Net asset value and maximum offering price per share	$34.26
Class A:
Net assets, at value	$12,227,539,152
Shares outstanding	363,079,810
Net asset value per share[a]	$33.68
Maximum offering price per share (net asset value per share ÷ 94.25%)	$35.73
Class C:
Net assets, at value	$3,216,539,537
Shares outstanding	96,788,624
Net asset value and maximum offering price per share[a]	$33.23
Class R:
Net assets, at value	$528,340,807
Shares outstanding	15,884,598
Net asset value and maximum offering price per share	$33.26
Class R6:
Net assets, at value	$189,896,468
Shares outstanding	5,538,830
Net asset value and maximum offering price per share	$34.28

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	27

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $26,047,359)	$357,524,628
Interest	46,578,788
Income from securities loaned	2,003,832
Total investment income	406,107,248
Expenses:
Management fees (Note 3a)	105,216,231
Distribution fees: (Note 3c)
Class A	18,049,376
Class C	15,852,367
Class R	1,340,648
Transfer agent fees: (Note 3e)
Class Z	7,122,758
Class A	8,074,395
Class C	2,127,379
Class R	359,907
Class R6	1,513
Custodian fees (Note 4)	666,199
Reports to shareholders	981,797
Registration and filing fees	356,933
Professional fees	38,014
Trustees’ fees and expenses	293,081
Dividends on securities sold short	4,907,030
Other	175,013
Total expenses	165,562,641
Expense reductions (Note 4)	(4,960)
Expenses waived/paid by affiliates (Note 3f)	(13,642)
Net expenses	165,544,039
Net investment income	240,563,209
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	897,555,813
Non-controlled affiliated issuers (Note 12)	(48,500,180)
Foreign currency transactions	448,705,990
Futures contracts	79,318,833
Securities sold short	(412,164)
Net realized gain (loss)	1,376,668,292
Net change in unrealized appreciation (depreciation) on:
Investments	(611,816,056)
Translation of other assets and liabilities denominated in foreign currencies	(299,994,730)
Futures contracts	(26,807,792)
Net change in unrealized appreciation (depreciation)	(938,618,578)
Net realized and unrealized gain (loss)	438,049,714
Net increase (decrease) in net assets resulting from operations	$678,612,923

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$240,563,209	$529,306,080
Net realized gain (loss)	1,376,668,292	769,238,606
Net change in unrealized appreciation (depreciation)	(938,618,578)	(78,174,223)
Net increase (decrease) in net assets resulting from operations	678,612,923	1,220,370,463
Distributions to shareholders from:
Net investment income:
Class Z	—	(242,833,725)
Class A	—	(241,185,816)
Class C	—	(44,110,108)
Class R	—	(10,113,788)
Class R6	—	(3,363,366)
Net realized gains:
Class Z	—	(405,244,066)
Class A	—	(460,043,428)
Class C	—	(124,294,638)
Class R	—	(21,543,405)
Class R6	—	(5,256,846)
Total distributions to shareholders	—	(1,557,989,186)
Capital share transactions: (Note 2)
Class Z	(41,652,281)	983,458,650
Class A	353,045,566	936,331,601
Class C	70,196,039	225,941,115
Class R	(13,643,170)	(5,024,677)
Class R6	47,391,471	130,002,289
Total capital share transactions	415,337,625	2,270,708,978
Net increase (decrease) in net assets	1,093,950,548	1,933,090,255
Net assets:
Beginning of period	25,692,765,700	23,759,675,445
End of period	$26,786,716,248	$25,692,765,700
Undistributed net investment income included in net assets:
End of period	$243,440,407	$2,877,198

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by

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Semiannual Report | 31

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $43,946,230 and the aggregate value of collateral pledged for such contracts was $52,152,535.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The total cash collateral received at period end was $11,766,526. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

h. Income and Deferred Taxes (continued)

of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	22,761,023	$784,430,637	46,881,605	$1,625,275,624
Shares issued in reinvestment of distributions	—	—	18,056,654	605,754,122
Shares redeemed	(24,000,084)	(826,082,918)	(36,103,244)	(1,247,571,096)
Net increase (decrease)	(1,239,061)	$(41,652,281)	28,835,015	$983,458,650
Class A Shares:
Shares sold	36,969,229	$1,257,250,092	61,719,494	$2,100,805,860
Shares issued in reinvestment of distributions	—	—	20,602,620	680,745,874
Shares redeemed	(26,662,860)	(904,204,526)	(54,018,329)	(1,845,220,133)
Net increase (decrease)	10,306,369	$353,045,566	28,303,785	$936,331,601
Class C Shares:
Shares sold	8,852,709	$298,233,979	13,386,983	$449,946,196
Shares issued in reinvestment of distributions	—	—	4,719,640	154,538,611
Shares redeemed	(6,803,811)	(228,037,940)	(11,248,942)	(378,543,692)
Net increase (decrease)	2,048,898	$70,196,039	6,857,681	$225,941,115
Class R Shares:
Shares sold	1,348,154	$45,020,771	2,510,654	$84,607,881
Shares issued in reinvestment of distributions	—	—	948,190	30,987,138
Shares redeemed	(1,756,718)	(58,663,941)	(3,577,569)	(120,619,696)
Net increase (decrease)	(408,564)	$(13,643,170)	(118,725)	$(5,024,677)
Class R6 Shares:
Shares sold	2,060,265	$70,134,909	4,042,082	$137,605,135
Shares issued in reinvestment of distributions	—	—	88,191	2,951,083
Shares redeemed	(659,881)	(22,743,438)	(304,142)	(10,553,929)
Net increase (decrease)	1,400,384	$47,391,471	3,826,131	$130,002,289

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	In excess of $25 billion

Effective July 1, 2015, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$3,668,168
CDSC retained	$137,819

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $17,685,952, of which $6,445,811 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the period ended June 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$746,333
[b]Increase in projected benefit obligation	$17,948
Benefit payments made to retired trustees	$(11,658)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$22,393,455,463

Unrealized appreciation	$5,683,423,250
Unrealized depreciation	(1,125,675,663)
Net unrealized appreciation (depreciation)	$4,557,747,587

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $4,119,724,300 and $2,669,773,557, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $264,013,328, representing 0.99% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/Units/		Acquisition
Shares	Issuer	Dates	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
3,048,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	7,620,000	8,841,333
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	333,336
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	31,587,559
	Total Restricted Securities (Value is 0.15% of Net Assets)		$39,260,762	$40,762,228

11. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Variation margin	$14,047,668	[a]	Variation margin	$17,064,900	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	52,173,785		forward exchange contracts	92,291,771
Totals		$66,221,453			$109,356,671

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts	Net Realized Gain				Appreciation
Not Accounted for as	Statement of Operations	(Loss) for the		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	Period		Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange	Foreign currency transactions	$456,344,939	[a]	Translation of other assets and
contracts				liabilities denominated in
				foreign currencies	$(300,198,345)[a]
	Futures contracts	79,318,833		Futures contracts	(26,807,792)
Totals		$535,663,772			$(327,006,137)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Other Derivative Information (continued)

For the period ended June 30, 2015, the average month end fair value of derivatives represented 1.06% of average month end net assets. The average month end number of open derivative contracts for the period was 238.

See Note 1(d) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
International Automotive
Components Group
North America LLC	35,491,081	—	—	35,491,081	$31,587,559	$—	$—
New Page Holdings Inc.	583,268	—	(583,268)[a]	—	—	—	(48,500,180)
Total Affiliated Securities (Value is 0.12% of Net Assets)					$31,587,559	$—	$(48,500,180)

[a]Gross reduction was the result of a corporate action.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$140,692,190	$—	$31,920,895	$172,613,085
Banks	3,691,092,481	86,641,507	—	3,777,733,988
Diversified Financial Services	—	—	8,841,333	8,841,333
Machinery	295,561,463	66,900,563	—	362,462,026
All Other Equity Investments[b]	19,581,617,211	—	—[c]	19,581,617,211
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	634,809,838	—	634,809,838
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	264,013,328	—[c]	264,013,328
Companies in Liquidation	—	77,978,102	—[c]	77,978,102
Municipal Bonds	—	66,592,830	—	66,592,830
Short Term Investments	2,000,024,783	4,516,526	—	2,004,541,309
Total Investments in Securities	$25,708,988,128	$1,201,452,694	$40,762,228	$26,951,203,050
Other Financial Instruments
Futures Contracts	$14,047,668	$—	$—	$14,047,668
Forward Exchange Contracts	—	52,173,785	—	52,173,785
Total Other Financial Instruments	$14,047,668	$52,173,785	$—	$66,221,453
Liabilities:
Other Financial Instruments
Securities Sold Short	$82,979,073	$—	$—	$82,979,073
Futures Contracts	17,064,900	—	—	17,064,900
Forward Exchange Contracts	—	92,291,771	—	92,291,771
Total Other Financial Instruments	$100,043,973	$92,291,771	$—	$192,335,744

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

15. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF	Swiss Franc	GO	General Obligation
BONY	Bank of New York Mellon	EUR	Euro	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG	GBP British Pound		PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG	USD	United States Dollar
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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Meeting of Shareholders

Meeting of Shareholders, April 7, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and, if properly presented, a shareholder proposal requesting that the Board of Trustees of the Trust institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, and the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. The shareholder proposal was not properly presented at the Meeting and, therefore, was not voted upon. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	299,684,636.759	38.509%	71.930%
Against	16,536,651.692	2.125%	3.969%
Abstain	14,324,696.219	1.841%	3.438%
Broker Non-Votes	86,088,151.000	11.062%	20.663%

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	296,242,951.498	38.067%	71.103%
Against	21,955,913.685	2.821%	5.270%
Abstain	12,347,119.487	1.587%	2.964%
Broker Non-Votes	86,088,151.000	11.062%	20.663%

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES.

The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2014. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global large-cap value funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods in the middle performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2014, was in the best performing quintile and exceeded 8%, as shown in the Lipper Section 15(c) Report. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The Board discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2014. As part of such discussions, management discussed in detail the attractive risk-adjusted performance of the Fund. While noting such discussions, the Board, overall, found such comparative performance to be acceptable, particularly in light of the attractive overall risk-adjusted performance of the Fund.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 7.4 basis points (0.074%) of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. As a result of such considerations, the trustees negotiated an additional breakpoint that reduces the Fund’s investment management fee for assets under management in excess of $28 billion by 0.02% (2 basis points). To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

     SUPPLEMENT DATED JUNE 1, 2015 TO THE PROSPECTUS DATED MAY 1, 2015 OF

FRANKLIN MUTUAL SERIES FUNDS

(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

  0.875% of the value of net assets up to and including $4 billion;
  0.845% of the value of net assets over $4 billion, up to and including $7 billion;
  0.825% of the value of net assets over $7 billion, up to and including $10 billion;
  0.805% of the value of net assets over $10 billion, up to and including $13 billion;
  0.785% of the value of net assets over $13 billion, up to and including $16 billion;
  0.765% of the value of net assets over $16 billion, up to and including $19 billion;
  0.745% of the value of net assets over $19 billion, up to and including $22 billion;
  0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
  0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

  0.875% of the value of net assets up to and including $4 billion;
  0.845% of the value of net assets over $4 billion, up to and including $7 billion;
  0.825% of the value of net assets over $7 billion, up to and including $10 billion;
  0.805% of the value of net assets over $10 billion, up to and including $13 billion;
  0.785% of the value of net assets over $13 billion, up to and including $16 billion;
  0.765% of the value of net assets over $16 billion, up to and including $19 billion;
  0.745% of the value of net assets over $19 billion, up to and including $22 billion;
  0.725% of the value of net assets over $22 billion, up to and including $25 billion;
  0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
  0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure

Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
June 30, 2015

Franklin Mutual International Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Mutual International Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	24
Notes to Financial Statements	28
Meeting of Shareholders	40
Shareholder Information	42

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Semiannual Report

Franklin Mutual International Fund

This semiannual report for Franklin Mutual International Fund covers the period ended June 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers that the manager believes are available at prices less than their intrinsic value. The Fund invests, to a lesser extent, in merger arbitrage securities and distressed companies.

Performance Overview

The Fund’s Class Z shares delivered a +5.83% cumulative total return for the six months ended June 30, 2015. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, generated a total return of +8.82%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall advanced during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand

1. Source: Morningstar.

The unmanaged index is calculated in local currency and includes reinvested daily net dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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FRANKLIN MUTUAL INTERNATIONAL FUND

picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

In Europe, the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. First-quarter economic growth showed the fastest pace of expansion in two years as Spain grew at a solid pace, and France and Italy returned to growth. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports, and Greece slipped into recession. The region avoided deflation as the annual inflation rate rose in May and June. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped lessen fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose modestly for the six-month period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins in many industries and regions — except Europe — at historically high levels. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/15
% of Total
Net Assets
Insurance	16.5%
Diversified Telecommunication Services	6.5%
Media	6.4%
Banks	6.1%
Specialty Retail	4.8%
Oil, Gas & Consumable Fuels	3.7%
Capital Markets	2.8%
Hotels, Restaurants & Leisure	2.7%
Real Estate Management & Development	2.6%
Pharmaceuticals	2.5%

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added new positions in Deutsche Telekom and Holcim. Deutsche Telekom (DT) is the telecommunications incumbent in Germany. We viewed the company’s core German market as attractive, given competition amid industry consolidation and potential upside from data usage as smartphone and 4G penetration increases. The company also launched a quad play service (home and mobile broadband, and unlimited calls and texts) that lowered subscriber turnover and generated incremental revenue. In addition to having operations in Germany, DT has assets in multiple geographies across Europe and the U.S. In particular, the company’s T-Mobile subsidiary in the U.S. is very well positioned, in our view, as other U.S. fixed and mobile operators seek scale. Although DT is in no rush to sell T-Mobile, we believe that it could ultimately be for sale and that the valuation could rise upon consolidation.

Holcim is a Swiss manufacturer of cement, aggregates and other construction products. At period-end, the company was in the process of merging with France’s Lafarge, another major European cement maker, with the deal expected to close in July 2015. The merger would create a global company with a presence in over 90 countries that, in our view, would likely produce significant synergies, help to improve operating profitability and generate strong cash flows.

The Fund exited positions in Chinese bank holdings Industrial and Commercial Bank of China and Bank of China, which reached our conservative target sell levels. We felt that the emergence of rising credit costs in China’s banking sector would negatively impact the progress of the banks in the short term, although this had always been part of our thesis. In our view, we bought these banks with a healthy margin of safety but it was imperative that we exercised price discipline in the face of a more challenging environment for bank earnings in China.

Turning to Fund performance, top contributors included auto rental company CAR, diversified financials firm Sun Hung Kai and condominium developer Takara Leben.

CAR is the largest company in the emerging Chinese auto rental industry. The company reported solid quarterly results in May with the improved performance driven by a dynamic pricing model and a vehicle leasing deal with new chauffeured car service UCAR. The new, long-term rental deal with UCAR helped increase CAR’s utilization rate, a big driver of profitability. A rapid expansion of UCAR would be positive for the company, in our view. We believe CAR may take a leading stake in this business if UCAR does well.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Sun Hung Kai is a Hong Kong-based diversified financials company with operations in consumer finance, wealth management and capital markets. In March, the company reported solid operating earnings for fiscal year 2014, led by strong loan growth in its consumer finance business as the company continued to increase the number of branches across mainland China. The stock also benefited from the February sale of a controlling stake in Sun Hung Kai’s securities and wealth management businesses to China-based Everbright Securities at a price well above expectations.

Takara Leben is a midsized condominium developer in Japan that is also rapidly expanding its solar farm capacity. After prolonged discussion, the Tokyo Stock Exchange (TSE) announced in February that it planned to launch an infrastructure development market. Takara Leben intends to list its solar power assets on the yet-to-be-approved infrastructure market, and by period-end, regulators were seeking public comment on TSE’s proposal as part of the review process. The financial vehicle holding the solar power assets would be similar to a real estate investment trust, and the capitalization rate on those assets implied a significantly higher value than indicated by the share price. Our discussions with management suggested that the proceeds from those dispositions would be returned to shareholders.

During the period under review, some of the Fund’s investments that negatively affected performance were China Telecom, China Shenhua Energy and Hellenic Telecommunications Organization.

China Telecom is a state-owned telecommunications company operating the country’s largest fixed-line service and one of the largest mobile phone networks. The stock followed the broader June decline in the Chinese equity market. Also weighing on the telecommunications sector were new government guidelines intended to motivate China’s major telecommunications firms to improve broadband networks and lower prices, which led to significantly lower mobile data pricing during the period.

China Shenhua Energy is an integrated coal miner and low-cost coal producer in China that also owns transport infrastructure and coal-fired power plants. The company’s stock performance was negatively affected by lower coal prices in China and the weak Chinese economy. However, we believe we are near the bottom of the cycle for the Chinese coal industry. Supply is becoming more controlled, in our view, as major coal producers in China cut production and capital investment. The Chinese government also announced measures to support the domestic coal industry, and there is strong cost support at current coal prices, in our view, because most coal producers are losing money, although China Shenhua Energy has remained profitable. We were also encouraged by the Chinese government’s easing measures to support the economy, and we believe the company could benefit if the coal cycle turns positive.

Hellenic Telecommunications, partially owned by Deutsche Telekom, is an Athens-based company that provides fixed and mobile telecommunication services in Greece and neighboring European countries. The stock experienced heightened volatility, driven largely by the new Syriza government’s stand-off with eurozone leaders and creditors about Greece’s debts and the terms of the country’s bailout program. These geopolitical developments overshadowed relatively positive quarterly company results reported in March based on some improvement in Hellenic’s Greek mobile and fixed line businesses and cash flow that exceeded company guidance.

During the year, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

6 | Semiannual Report

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
XL Group PLC	2.3%
Insurance, Ireland
Societe Television Francaise 1	1.8%
Media, France
NN Group NV	1.8%
Insurance, Netherlands
Nokia Corp., A & ADR	1.8%
Communications Equipment, Finland
Kingfisher PLC	1.8%
Specialty Retail, U.K.
Deutsche Telekom AG	1.8%
Diversified Telecommunication Services, Germany
Vodafone Group PLC	1.7%
Wireless Telecommunication Services, U.K.
China Telecom Corp. Ltd., H	1.7%
Diversified Telecommunication Services, China
Liberty Global PLC, C	1.7%
Media, U.K.
Novartis AG	1.6%
Pharmaceuticals, Switzerland

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FRANKLIN MUTUAL INTERNATIONAL FUND

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing, but it is not uncommon for our strategy to lag amid a strong equity market. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund since 2009.

Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (FMIZX)	$15.44	$14.59	+$	0.85
A (FMIAX)	$15.36	$14.54	+$	0.82
C (FCMIX)	$15.14	$14.38	+$	0.76
R (FRMIX)	$15.31	$14.51	+$	0.80
R6 (FIMFX)	$15.44	$14.59	+$	0.85

8 | Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Performance as of 6/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class		Total Return[2]		Total Return[3]	Investment[4]	(with waiver)	(without waiver)
Z						1.17%	1.39%
6-Month	+	5.83%	+	5.83%	$10,583
1-Year	+	3.12%	+	3.12%	$10,312
5-Year	+	54.36%	+	9.07%	$15,436
Since Inception (5/1/09)	+	90.44%	+	11.02%	$19,044
A						1.47%	1.69%
6-Month	+	5.64%		-0.45%	$9,955
1-Year	+	2.80%		-3.09%	$9,691
5-Year	+	51.95%	+	7.44%	$14,318
Since Inception (5/1/09)	+	86.99%	+	9.63%	$17,624
C						2.17%	2.39%
6-Month	+	5.29%	+	4.29%	$10,429
1-Year	+	2.11%	+	1.15%	$10,115
5-Year	+	46.80%	+	7.98%	$14,680
Since Inception (5/1/09)	+	78.98%	+	9.90%	$17,898
R						1.67%	1.89%
6-Month	+	5.51%	+	5.51%	$10,551
1-Year	+	2.56%	+	2.56%	$10,256
5-Year	+	50.33%	+	8.49%	$15,033
Since Inception (5/1/09)	+	84.46%	+	10.44%	$18,446
R6						1.02%	1.24%
6-Month	+	5.83%	+	5.83%	$10,583
1-Year	+	3.18%	+	3.18%	$10,318
Since Inception (5/1/13)	+	18.98%	+	8.36%	$11,898

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expense than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/16. The transfer agent has contractually agreed to cap transfer agency fees for
Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 4/30/16. Fund investment results reflect the expense reduction and fee cap, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10 | Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL INTERNATIONAL FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,058.30	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76
A
Actual	$1,000	$1,056.40	$7.39
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.25
C
Actual	$1,000	$1,052.90	$10.94
Hypothetical (5% return before expenses)	$1,000	$1,014.13	$10.74
R
Actual	$1,000	$1,055.10	$8.41
Hypothetical (5% return before expenses)	$1,000	$1,016.61	$8.25
R6
Actual	$1,000	$1,058.30	$5.10
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.15%;
A: 1.45%; C: 2.15%; R: 1.65%; and R6: 1.00%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Highlights
	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013		2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.59	$15.90		$13.58		$11.83	$13.81	$12.59
Income from investment operations[a]:
Net investment income[b]	0.22 [c]	0.30	[d]	0.24		0.24	0.28	0.22
Net realized and unrealized gains (losses)	0.63	(0.57)		2.42		1.68	(1.81)	1.66
Total from investment operations	0.85	(0.27)		2.66		1.92	(1.53)	1.88
Less distributions from:
Net investment income	—	(0.43)		(0.24)		(0.15)	(0.30)	(0.49)
Net realized gains	—	(0.61)		(0.10)		(0.02)	(0.15)	(0.17)
Total distributions	—	(1.04)		(0.34)		(0.17)	(0.45)	(0.66)
Net asset value, end of period	$15.44	$14.59		$15.90		$13.58	$11.83	$13.81

Total return[e]	5.83%	(1.63)%		19.71%		16.30%	(11.08)%	15.20%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	1.20%	1.39%		1.49%		1.75%	1.80%	2.77%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	1.15%	1.16	%h	1.17	%h	1.17%	1.17%	1.17%
Expenses incurred in connection with
securities sold short	—%	—%[i]		—%		—%	—%	—%
Net investment income	2.97%[c]	1.78%[d]		1.64%		1.70%	2.12%	1.70%

Supplemental data
Net assets, end of period (000’s)	$31,891	$19,940		$14,732		$10,354	$6,977	$7,968
Portfolio turnover rate	18.59%	54.78%		41.47%		27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.96%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013		2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.54	$15.84		$13.54		$11.81	$13.78	$12.58
Income from investment operations[a]:
Net investment income[b]	0.22 [c]	0.26	[d]	0.20		0.18	0.24	0.18
Net realized and unrealized gains (losses)	0.60	(0.57)		2.41		1.70	(1.80)	1.66
Total from investment operations	0.82	(0.31)		2.61		1.88	(1.56)	1.84
Less distributions from:
Net investment income	—	(0.38)		(0.21)		(0.13)	(0.26)	(0.47)
Net realized gains	—	(0.61)		(0.10)		(0.02)	(0.15)	(0.17)
Total distributions	—	(0.99)		(0.31)		(0.15)	(0.41)	(0.64)
Net asset value, end of period	$15.36	$14.54		$15.84		$13.54	$11.81	$13.78

Total return[e]	5.64%	(1.89)%		19.34%		16.01%	(11.39)%	14.86%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	1.50%	1.69%		1.79%		2.05%	2.11%	3.05%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	1.45%	1.46	%h	1.47	%h	1.47%	1.48%	1.45%
Expenses incurred in connection with
securities sold short	—%	—%[i]		—%		—%	—%	—%
Net investment income	2.67%[c]	1.48%[d]		1.34%		1.40%	1.81%	1.42%

Supplemental data
Net assets, end of period (000’s)	$91,335	$39,810		$35,319		$18,221	$9,212	$8,144
Portfolio turnover rate	18.59%	54.78%		41.47%		27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.66%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013		2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.38	$15.68		$13.41		$11.74	$13.71	$12.54
Income from investment operations[a]:
Net investment income[b]	0.15 [c]	0.15	[d]	0.10		0.05	0.14	0.09
Net realized and unrealized gains (losses)	0.61	(0.56)		2.38		1.72	(1.78)	1.64
Total from investment operations	0.76	(0.41)		2.48		1.77	(1.64)	1.73
Less distributions from:
Net investment income	—	(0.28)		(0.11)		(0.08)	(0.18)	(0.39)
Net realized gains	—	(0.61)		(0.10)		(0.02)	(0.15)	(0.17)
Total distributions	—	(0.89)		(0.21)		(0.10)	(0.33)	(0.56)
Net asset value, end of period	$15.14	$14.38		$15.68		$13.41	$11.74	$13.71

Total return[e]	5.29%	(2.58)%		18.54%		15.14%	(11.98)%	14.02%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	2.20%	2.39%		2.49%		2.75%	2.80%	3.77%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	2.15%	2.16	%h	2.17	%h	2.17%	2.17%	2.17%
Expenses incurred in connection with
securities sold short	—%	—%[i]		—%		—%	—%	—%
Net investment income	1.97%[c]	0.78%[d]		0.64%		0.70%	1.12%	0.70%

Supplemental data
Net assets, end of period (000’s)	$30,757	$14,794		$14,198		$10,503	$2,667	$2,103
Portfolio turnover rate	18.59%	54.78%		41.47%		27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013		2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.51	$15.83		$13.54		$11.82	$13.78	$12.58
Income from investment operations[a]:
Net investment income[b]	0.19 [c]	0.18	[d]	0.15		0.11	0.21	0.16
Net realized and unrealized gains (losses)	0.61	(0.52)		2.43		1.73	(1.79)	1.64
Total from investment operations	0.80	(0.34)		2.58		1.84	(1.58)	1.80
Less distributions from:
Net investment income	—	(0.37)		(0.19)		(0.10)	(0.23)	(0.43)
Net realized gains	—	(0.61)		(0.10)		(0.02)	(0.15)	(0.17)
Total distributions	—	(0.98)		(0.29)		(0.12)	(0.38)	(0.60)
Net asset value, end of period	$15.31	$14.51		$15.83		$13.54	$11.82	$13.78

Total return[e]	5.51%	(2.13)%		19.13%		15.70%	(11.53)%	14.54%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates
and expense reduction[g]	1.70%	1.89%		1.99%		2.25%	2.30%	3.27%
Expenses net of waiver, payments by affiliates
and expense reduction[g]	1.65%	1.66	%h	1.67	%h	1.67%	1.67%	1.67%
Expenses incurred in connection with
securities sold short	—%	—%[i]		—%		—%	—%	—%
Net investment income	2.47%[c]	1.28%[d]		1.14%		1.20%	1.62%	1.20%

Supplemental data
Net assets, end of period (000’s)	$269	$112		$90		$42	$12	$14
Portfolio turnover rate	18.59%	54.78%		41.47%		27.97%	41.26%	38.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.46%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Period Ended
	June 30, 2015	December 31,
	(unaudited)	2014		2013	[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.59	$15.87		$14.26
Income from investment operations[b]:
Net investment income[c]	0.22 [d]	—[e,f]		0.15
Net realized and unrealized gains (losses)	0.63	(0.22)		1.83
Total from investment operations	0.85	(0.22)		1.98
Less distributions from:
Net investment income	—	(0.45)		(0.27)
Net realized gains	—	(0.61)		(0.10)
Total distributions	—	(1.06)		(0.37)
Net asset value, end of period	$15.44	$14.59		$15.87

Total return[g]	5.83%	(1.46)%		14.09%

Ratios to average net assets[h]
Expenses before waiver, payments by affiliates and expense reduction[i]	1.05%	1.24%		2.89%
Expenses net of waiver, payments by affiliates and expense reduction[i]	1.00%	1.00	%j	1.00	%j
Expenses incurred in connection with securities sold short	—%	—%k		—%
Net investment income	3.12%[d]	1.94%[e]		1.81%

Supplemental data
Net assets, end of period (000’s)	$23,332	$19,398		$6
Portfolio turnover rate	18.59%	54.78%		41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 3.10%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.
fAmount rounds to less than $0.01 per share.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
jBenefit of expense reduction rounds to less than 0.01%.
kRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, June 30, 2015 (unaudited)
	Country	Shares	Value
Common Stocks 87.4%
Air Freight & Logistics 2.2%
Deutsche Post AG	Germany	58,466	$1,707,451
Sinotrans Ltd., H	China	3,283,000	2,202,318
			3,909,769
Airlines 0.7%
[a] International Consolidated Airlines Group SA	United Kingdom	171,628	1,333,848
Auto Components 1.7%
Cie Generale des Etablissements Michelin, B	France	11,770	1,232,874
Xinyi Glass Holdings Ltd.	Hong Kong	3,448,000	1,850,403
			3,083,277
Automobiles 0.3%
Hyundai Motor Co.	South Korea	4,796	582,559
Banks 6.1%
Barclays PLC	United Kingdom	345,167	1,412,580
BNP Paribas SA	France	32,930	1,987,242
[a] Commerzbank AG	Germany	120,434	1,538,806
Danske Bank AS	Denmark	4,616	135,706
HSBC Holdings PLC	United Kingdom	242,150	2,168,761
ING Groep NV, IDR	Netherlands	71,840	1,185,720
KB Financial Group Inc.	South Korea	10,723	353,398
UniCredit SpA	Italy	315,937	2,121,378
			10,903,591
Beverages 1.4%
Coca-Cola East Japan Co. Ltd.	Japan	134,700	2,492,814
Capital Markets 2.8%
Sun Hung Kai & Co. Ltd.	Hong Kong	2,313,748	2,077,453
UBS Group AG	Switzerland	135,310	2,869,423
			4,946,876
Chemicals 1.3%
Arkema SA	France	32,253	2,323,084
Communications Equipment 1.8%
Nokia Corp., ADR	Finland	257,320	1,762,642
Nokia OYJ, A	Finland	208,443	1,414,703
			3,177,345
Construction & Engineering 1.8%
Balfour Beatty PLC	United Kingdom	474,155	1,801,907
FLSmidth & Co. AS	Denmark	28,340	1,363,213
			3,165,120
Construction Materials 1.6%
[a] Holcim Ltd., B	Switzerland	37,450	2,763,394
Consumer Finance 0.1%
[a,b] Hoist Finance AB, 144A	Sweden	35,045	264,136
Diversified Financial Services 2.3%
First Pacific Co. Ltd.	Hong Kong	2,570,859	2,165,695
Metro Pacific Investments Corp.	Philippines	18,559,500	1,946,010
			4,111,705

18 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 6.5%
China Telecom Corp. Ltd., H	China	5,069,468	$2,975,635
Deutsche Telekom AG	Germany	183,125	3,153,093
[a] Euskaltel SA	Spain	155,369	1,644,934
Hellenic Telecommunications Organization SA	Greece	52,659	443,633
[a,b] Sunrise Communications Group AG, 144A	Switzerland	34,584	2,890,321
TDC AS	Denmark	59,831	438,581
			11,546,197
Electric Utilities 1.6%
Enel SpA	Italy	615,802	2,789,044
Food & Staples Retailing 1.0%
Metro AG	Germany	55,126	1,737,387
Hotels, Restaurants & Leisure 2.7%
Accor SA	France	41,770	2,107,345
Mandarin Oriental International Ltd.	Hong Kong	1,277,451	2,011,985
Sands China Ltd.	Hong Kong	203,200	682,869
			4,802,199
Household Durables 0.9%
[a] Cairn Homes PLC	Ireland	277,971	338,440
[a,b] Cairn Homes PLC, 144A	Ireland	1,011,251	1,231,235
			1,569,675
Industrial Conglomerates 1.9%
Jardine Matheson Holdings Ltd.	Hong Kong	2,481	140,797
Jardine Strategic Holdings Ltd.	Hong Kong	9,200	278,484
Koninklijke Philips NV	Netherlands	113,689	2,891,310
			3,310,591
Insurance 16.5%
ACE Ltd.	United States	19,507	1,983,472
Ageas	Belgium	51,414	1,979,944
Assicurazioni Generali SpA	Italy	108,609	1,955,995
China Pacific Insurance (Group) Co. Ltd., H	China	573,845	2,761,272
Direct Line Insurance Group PLC	United Kingdom	337,460	1,780,242
Korean Reinsurance Co.	South Korea	225,204	2,474,018
Lancashire Holdings Ltd.	United Kingdom	177,653	1,720,607
NN Group NV	Netherlands	113,603	3,192,342
PICC Property and Casualty Co. Ltd., H	China	1,156,509	2,631,803
RSA Insurance Group PLC	United Kingdom	362,035	2,259,103
[a] Storebrand ASA	Norway	178,799	737,419
UNIQA Insurance Group AG	Austria	206,167	1,858,551
XL Group PLC	Ireland	107,789	4,009,751
			29,344,519
Machinery 0.5%
CNH Industrial NV (EUR Traded)	United Kingdom	30,305	276,267
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	16,517	150,572
[a] Vossloh AG	Germany	6,344	378,602
			805,441
Marine 1.4%
A.P. Moeller-Maersk AS, B	Denmark	1,379	2,496,748

franklintempleton.com

Semiannual Report | 19

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Media 6.4%
Clear Media Ltd.	Hong Kong	1,789,000	$2,100,185
[a] Liberty Global PLC, C	United Kingdom	58,245	2,948,944
Nine Entertainment Co. Holdings Ltd.	Australia	1,149,295	1,373,999
Reed Elsevier PLC	United Kingdom	33,489	544,526
Sinomedia Holding Ltd.	China	2,100,346	1,216,587
Societe Television Francaise 1	France	188,972	3,257,980
			11,442,221
Metals & Mining 2.2%
Anglo American PLC	United Kingdom	19,812	285,880
ThyssenKrupp AG	Germany	60,572	1,575,217
Voestalpine AG	Austria	48,862	2,032,777
			3,893,874
Multiline Retail 1.3%
Hyundai Department Store Co. Ltd.	South Korea	17,356	2,278,707
Oil, Gas & Consumable Fuels 3.7%
BG Group PLC	United Kingdom	86,714	1,443,332
BP PLC	United Kingdom	188,158	1,241,948
[a] Cairn Energy PLC	United Kingdom	396,002	1,056,358
China Shenhua Energy Co. Ltd., H	China	738,941	1,685,380
Repsol SA	Spain	12,820	225,024
Royal Dutch Shell PLC, A	United Kingdom	32,561	920,617
			6,572,659
Pharmaceuticals 2.5%
Novartis AG	Switzerland	29,479	2,905,026
Teva Pharmaceutical Industries Ltd., ADR	Israel	25,170	1,487,547
			4,392,573
Real Estate Investment Trusts (REITs) 1.1%
Hibernia REIT PLC	Ireland	1,362,300	1,912,951
Real Estate Management & Development 2.6%
Dalian Wanda Commercial Properties Co. Ltd., H	China	242,500	1,947,408
Takara Leben Co. Ltd.	Japan	457,800	2,726,826
			4,674,234
Road & Rail 1.4%
[a] CAR Inc.	China	1,174,285	2,493,499
Semiconductors & Semiconductor Equipment 1.2%
SK Hynix Semiconductor Inc.	South Korea	57,651	2,178,055

20 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Specialty Retail 4.8%
Baoxin Auto Group Ltd.	China	2,593,889	$1,656,389
China ZhengTong Auto Services Holdings Ltd.	China	3,536,387	2,303,865
[a] Dufry AG	Switzerland	9,674	1,346,974
Kingfisher PLC	United Kingdom	581,782	3,174,251
			8,481,479
Technology Hardware, Storage & Peripherals 1.4%
Samsung Electronics Co. Ltd.	South Korea	2,221	2,515,298
Wireless Telecommunication Services 1.7%
Vodafone Group PLC	United Kingdom	829,330	2,994,664
Total Common Stocks (Cost $154,668,989)			155,289,533
Preferred Stocks 1.3%
Automobiles 1.3%
Hyundai Motor Co., pfd.	South Korea	3,996	364,038
Volkswagen AG, pfd.	Germany	8,027	1,860,704
Total Preferred Stocks (Cost $2,278,749)			2,224,742
Total Investments before Short Term Investments
(Cost $156,947,738)			157,514,275

		Principal
		Amount
Short Term Investments 7.8%
U.S. Government and Agency Securities 7.8%
FHLB, 7/01/15	United States	$5,900,000	5,900,000
[c] U.S. Treasury Bills,
11/19/15	United States	4,000,000	3,999,608
7/02/15 - 11/27/15	United States	4,000,000	3,999,866
Total U.S. Government and Agency Securities
(Cost $13,898,128)			13,899,474
Total Investments (Cost $170,845,866) 96.5%			171,413,749
Other Assets, less Liabilities 3.5%			6,170,500
Net Assets 100.0%			$177,584,249

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
At June 30, 2015, the aggregate value of these securities was $4,385,692, representing 2.47% of net assets.
cThe security is traded on a discount basis with no stated coupon rate.

franklintempleton.com

Semiannual Report | 21

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	2	$268,050	9/14/15	$1,955	$—
EUR/USD		Short	95	13,247,750	9/14/15	163,932	—
GBP/USD		Short	43	4,226,094	9/14/15	—	(102,522)
Totals						$165,887	$(102,522)
Net unrealized appreciation (depreciation)						$63,365

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	228,779	$255,035	7/20/15	$—	$(2)
Euro	BANT	Sell	4,386,157	4,805,404	7/20/15	19,539	(103,633)
Euro	BBU	Sell	41,547	46,883	7/20/15	568	—
Euro	BONY	Buy	63,480	71,393	7/20/15	—	(629)
Euro	BONY	Sell	1,259,384	1,415,713	7/20/15	11,806	—
Euro	DBFX	Buy	228,779	254,978	7/20/15	55	—
Euro	DBFX	Sell	6,147,418	7,105,539	7/20/15	265,039	(12,375)
Euro	FBCO	Buy	40,915	45,602	7/20/15	7	—
Euro	FBCO	Sell	3,550,368	3,905,921	7/20/15	14,790	(66,666)
Euro	HSBC	Sell	1,847,817	2,060,615	7/20/15	20,371	(19,622)
Euro	SSBT	Buy	238,681	266,216	7/20/15	—	(145)
Euro	SSBT	Sell	9,602,984	10,963,261	7/20/15	308,448	(50,177)
South Korean Won	BANT	Sell	4,191,209,350	3,789,206	8/12/15	50,843	(1,014)
South Korean Won	FBCO	Buy	1,013,647,900	906,136	8/12/15	65	(1,830)
South Korean Won	FBCO	Sell	3,020,347,311	2,717,611	8/12/15	22,872	—
South Korean Won	HSBC	Buy	899,567,320	811,772	8/12/15	—	(9,183)
South Korean Won	HSBC	Sell	6,733,391,759	6,103,999	8/12/15	97,744	(1,244)
Swiss Franc	BANT	Buy	41,982	44,899	8/12/15	73	—
Swiss Franc	BANT	Sell	935,272	1,017,709	8/12/15	17,875	(2,064)
Swiss Franc	BONY	Sell	105,068	109,919	8/12/15	—	(2,634)
Swiss Franc	DBFX	Sell	286,299	301,219	8/12/15	—	(5,475)
Swiss Franc	FBCO	Sell	406,018	432,218	8/12/15	2,520	(5,243)
Swiss Franc	HSBC	Sell	255,600	274,283	8/12/15	2,061	(1,586)
Swiss Franc	SSBT	Buy	183,566	196,523	8/12/15	120	—
Swiss Franc	SSBT	Sell	1,454,089	1,552,191	8/12/15	11,156	(16,639)
British Pound	BANT	Buy	327,888	509,837	8/19/15	5,388	(300)
British Pound	BANT	Sell	3,864,393	5,920,020	8/19/15	—	(148,739)
British Pound	BBU	Buy	92,700	142,229	8/19/15	3,350	—
British Pound	BBU	Sell	33,329	50,712	8/19/15	—	(1,629)
British Pound	BONY	Buy	30,283	45,164	8/19/15	2,394	—
British Pound	BONY	Sell	422,316	649,362	8/19/15	289	(14,145)
British Pound	DBFX	Buy	107,644	169,168	8/19/15	—	(121)
British Pound	DBFX	Sell	953,288	1,447,991	8/19/15	160	(49,242)
British Pound	FBCO	Sell	2,759,772	4,213,420	8/19/15	—	(120,609)
British Pound	HSBC	Buy	445,313	671,668	8/19/15	27,728	(63)
British Pound	HSBC	Sell	2,174,348	3,326,898	8/19/15	—	(87,764)
British Pound	SSBT	Buy	1,078,461	1,643,474	8/19/15	50,388	(214)
British Pound	SSBT	Sell	2,297,987	3,511,830	8/19/15	145	(97,144)

22 | Semiannual Report						franklintempleton.com

				FRANKLIN MUTUAL INTERNATIONAL FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Swiss Franc	BONY	Sell	40,900	$43,774	8/19/15	$—	$(52)
Norwegian Krone	BONY	Buy	187,447	24,038	8/21/15	—	(163)
Norwegian Krone	BONY	Sell	553,500	70,056	8/21/15	120	(564)
Norwegian Krone	DBFX	Buy	34,230	4,358	8/21/15	2	—
Norwegian Krone	SSBT	Sell	5,450,536	720,619	8/21/15	26,470	(89)
Australian Dollar	HSBC	Buy	62,300	47,796	8/24/15	200	(92)
Australian Dollar	HSBC	Sell	1,838,000	1,421,401	8/24/15	8,128	—
Philippine Peso	BONY	Buy	1,298,565	28,685	9/24/15	—	(23)
Philippine Peso	BONY	Sell	89,085,000	1,964,821	9/24/15	—	(1,463)
Swedish Krona	BANT	Buy	410,000	48,222	9/28/15	1,317	—
Swedish Krona	BONY	Buy	1,067,178	129,000	9/28/15	359	(416)
Swedish Krona	BONY	Sell	349,050	40,817	9/28/15	—	(1,357)
Swedish Krona	DBFX	Buy	360,913	41,906	9/28/15	1,701	—
Swedish Krona	DBFX	Sell	5,248,960	612,931	9/28/15	—	(21,281)
Swedish Krona	HSBC	Buy	104,075	12,746	9/28/15	—	(171)
Swedish Krona	SSBT	Buy	1,635,192	194,144	9/28/15	3,430	—
Swedish Krona	SSBT	Sell	169,660	19,312	9/28/15	—	(1,187)
Japanese Yen	BANT	Sell	328,551,565	2,749,954	10/22/15	62,453	(1,871)
Japanese Yen	DBFX	Sell	25,300,738	209,537	10/22/15	2,966	(529)
Japanese Yen	FBCO	Sell	216,502,550	1,746,223	10/22/15	—	(25,967)
Japanese Yen	HSBC	Buy	66,448,417	535,344	10/22/15	8,572	—
Japanese Yen	HSBC	Sell	102,300,557	834,087	10/22/15	2,503	(5,800)
Japanese Yen	SSBT	Buy	12,551,990	102,842	10/22/15	—	(97)
Japanese Yen	SSBT	Sell	45,176,697	371,796	10/22/15	2,761	(761)
Euro	BANT	Sell	3,890,835	4,327,810	11/18/15	22,715	(40,868)
Euro	DBFX	Sell	1,455,569	1,655,503	11/18/15	29,679	(9)
Euro	FBCO	Sell	129,846	148,108	11/18/15	3,130	(56)
Euro	HSBC	Sell	2,923,926	3,282,025	11/18/15	18,905	(2,830)
Euro	SSBT	Sell	2,822,819	3,158,955	11/18/15	9,202	(3,264)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$1,140,407	$(929,041)
Net unrealized appreciation (depreciation)						$211,366
[a]May be comprised of multiple contracts using the same currency and settlement date.

See Abbreviations on page 39.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost	$170,845,866
Value	$171,413,749
Cash	4,061,905
Restricted Cash (Note 1d)	180,000
Foreign currency, at value (cost $2,170,167)	2,169,738
Receivables:
Capital shares sold	1,087,670
Dividends	778,162
Due from brokers	404,050
Variation margin	133,044
Unrealized appreciation on OTC forward exchange contracts	1,140,407
Other assets	42
Total assets	181,368,767
Liabilities:
Payables:
Investment securities purchased	2,273,293
Capital shares redeemed	168,561
Management fees	126,153
Distribution fees	90,059
Transfer agent fees	11,435
Trustees’ fees and expenses	172
Due to brokers	180,000
Unrealized depreciation on OTC forward exchange contracts	929,041
Accrued expenses and other liabilities	5,804
Total liabilities	3,784,518
Net assets, at value	$177,584,249
Net assets consist of:
Paid-in capital	$171,411,613
Undistributed net investment income	1,233,291
Net unrealized appreciation (depreciation)	843,917
Accumulated net realized gain (loss)	4,095,428
Net assets, at value	$177,584,249

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$31,890,653
Shares outstanding	2,065,917
Net asset value and maximum offering price per share	$15.44
Class A:
Net assets, at value	$91,335,284
Shares outstanding	5,947,565
Net asset value per share[a]	$15.36
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.30
Class C:
Net assets, at value	$30,756,921
Shares outstanding	2,032,091
Net asset value and maximum offering price per share[a]	$15.14
Class R:
Net assets, at value	$269,262
Shares outstanding	17,584
Net asset value and maximum offering price per share	$15.31
Class R6:
Net assets, at value	$23,332,129
Shares outstanding	1,510,932
Net asset value and maximum offering price per share	$15.44

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $227,504)	$2,631,030
Interest	2,133
Total investment income	2,633,163
Expenses:
Management fees (Note 3a)	556,803
Distribution fees: (Note 3c)
Class A	89,849
Class C	106,339
Class R	422
Transfer agent fees: (Note 3e)
Class Z	16,851
Class A	40,936
Class C	14,547
Class R	116
Class R6	81
Custodian fees (Note 4)	9,233
Reports to shareholders	16,445
Registration and filing fees	37,778
Professional fees	42,142
Trustees’ fees and expenses	886
Other	14,290
Total expenses	946,718
Expenses waived/paid by affiliates (Note 3f)	(32,782)
Net expenses	913,936
Net investment income	1,719,227
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	408,074
Foreign currency transactions	3,831,346
Futures contracts	726,508
Net realized gain (loss)	4,965,928
Net change in unrealized appreciation (depreciation) on:
Investments	(317,701)
Translation of other assets and liabilities denominated in foreign currencies	(2,980,497)
Futures contracts	(158,447)
Net change in unrealized appreciation (depreciation)	(3,456,645)
Net realized and unrealized gain (loss)	1,509,283
Net increase (decrease) in net assets resulting from operations	$3,228,510

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,719,227	$1,057,910
Net realized gain (loss)	4,965,928	2,557,348
Net change in unrealized appreciation (depreciation)	(3,456,645)	(5,486,165)
Net increase (decrease) in net assets resulting from operations	3,228,510	(1,870,907)
Distributions to shareholders from:
Net investment income:
Class Z	—	(523,715)
Class A	—	(944,114)
Class C	—	(268,761)
Class R	—	(2,686)
Class R6	—	(446,640)
Net realized gains:
Class Z	—	(781,116)
Class A	—	(1,515,476)
Class C	—	(593,424)
Class R	—	(4,446)
Class R6	—	(759,333)
Total distributions to shareholders	—	(5,839,711)
Capital share transactions: (Note 2)
Class Z	11,132,750	6,711,687
Class A	50,596,696	7,674,681
Class C	15,609,337	1,833,944
Class R	152,751	32,032
Class R6	2,810,679	21,167,542
Total capital share transactions	80,302,213	37,419,886
Net increase (decrease) in net assets	83,530,723	29,709,268
Net assets:
Beginning of period	94,053,526	64,344,258
End of period	$177,584,249	$94,053,526
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$1,233,291	$(485,936)

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FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At June 30, 2015, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a coun-terparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/coun-terparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2015, the Fund had no securities sold short.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	803,923	$12,754,270	529,983	$8,226,852
Shares issued in reinvestment of distributions	—	—	86,650	1,263,366
Shares redeemed	(104,420)	(1,621,520)	(176,966)	(2,778,531)
Net increase (decrease)	699,503	$11,132,750	439,667	$6,711,687
Class A Shares:
Shares sold	3,788,991	$59,544,668	901,338	$13,970,519
Shares issued in reinvestment of distributions	—	—	165,114	2,404,279
Shares redeemed	(579,499)	(8,947,972)	(558,333)	(8,700,117)
Net increase (decrease)	3,209,492	$50,596,696	508,119	$7,674,681
Class C Shares:
Shares sold	1,157,033	$17,970,777	262,947	$4,041,488
Shares issued in reinvestment of distributions	—	—	59,615	859,241
Shares redeemed	(153,789)	(2,361,440)	(199,373)	(3,066,785)
Net increase (decrease)	1,003,244	$15,609,337	123,189	$1,833,944
Class R Shares:
Shares sold	10,123	$156,822	3,627	$57,262
Shares issued in reinvestment of distributions	—	—	490	7,132
Shares redeemed	(259)	(4,071)	(2,078)	(32,362)
Net increase (decrease)	9,864	$152,751	2,039	$32,032
Class R6 Shares:
Shares sold	208,123	$3,235,416	1,298,073	$20,764,282
Shares issued in reinvestment of distributions	—	—	83,260	1,205,600
Shares redeemed	(26,867)	(424,737)	(52,008)	(802,340)
Net increase (decrease)	181,256	$2,810,679	1,329,325	$21,167,542

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$48,132
CDSC retained	$952

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $72,531, of which $42,135 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 1.17%, and Class R6 does not exceed 1.02% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

h. Other Affiliated Transactions

At June 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned 13.00% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$68
[b]Increase in projected benefit obligation	$62
Benefit payments made to retired trustees	$(48)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$171,318,638

Unrealized appreciation	$8,405,914
Unrealized depreciation	(8,310,803)
Net unrealized appreciation (depreciation)	$95,111

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $97,780,289 and $20,545,765, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange
contracts	Variation margin	$165,887	[a]	Variation margin	$102,522	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	1,140,407		forward exchange contracts	929,041
Totals		$1,306,294			$1,031,563

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized Gain			Appreciation
Not Accounted for as	Statement of Operations	(Loss) for the		Statement of Operations	(Depreciation)
Hedging Instruments	Locations	Period		Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange
contracts	Foreign currency transactions	$3,818,456	[a]	Translation of other assets and
				liabilities denominated in foreign
				currencies	$(2,983,830)[a]
	Futures contracts	726,508		Futures contracts	(158,447)
Totals		$4,544,964			$(3,142,277)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 1.93% of average month end net assets. The average month end number of open derivative contracts for the period was 261.

At June 30, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$1,140,407	$929,041

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BANT	$180,203	$(180,203)	$—	$—	$—
BBU	3,918	(1,629)	—	—	2,289
BONY	14,968	(14,968)	—	—	—
DBFX	299,602	(89,032)	—	(180,000)	30,570
FBCO	43,384	(43,384)	—	—	—
HSBC	186,212	(128,355)	—	—	57,857
SSBT	412,120	—	—	—	412,120
Totals	$1,140,407	$(457,571)	$—	$(180,000)	$502,836

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged[a,b]	Pledged	than zero)
Counterparty
BANT	$298,491	$(180,203)	$(118,288)	$—	$—
BBU	1,629	(1,629)	—	—	—
BONY	21,446	(14,968)	—	—	6,478
DBFX	89,032	(89,032)	—	—	—
FBCO	220,371	(43,384)	(176,987)	—	—
HSBC	128,355	(128,355)	—	—	—
SSBT	169,717	—	—	—	169,717
Totals	$929,041	$(457,571)	$(295,275)	$—	$176,195

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 39.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Telecommunication Services	$11,102,564	$443,633	$—	$11,546,197
Machinery	654,869	150,572	—	805,441
All Other Equity Investments[b]	145,162,637	—	—	145,162,637
Short Term Investments	7,999,474	5,900,000	—	13,899,474
Total Investments in Securities	$164,919,544	$6,494,205	$—	$171,413,749
Other Financial Instruments
Futures Contracts	$165,887	$—	$—	$165,887
Forward Exchange Contracts	—	1,140,407	—	1,140,407
Total Other Financial Instruments	$165,887	$1,140,407	$—	$1,306,294
Liabilities:
Other Financial Instruments
Futures Contracts	$102,522	$—	$—	$102,522
Forward Exchange Contracts	—	929,041	—	929,041
Total Other Financial Instruments	$102,522	$929,041	$—	$1,031,563

alncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	EUR	Euro	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	GBP	British Pound	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG	USD	United States Dollar	REIT	Real Estate Investment Trust
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Meeting of Shareholders

Meeting of Shareholders, April 7, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities and to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, and the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	3,854,542.686	58.854%	66.490%
Against	111,283.546	1.699%	1.920%
Abstain	130,156.324	1.987%	2.245%
Broker Non-Votes	1,701,159.000	25.974%	29.345%

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MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	3,774,596.423	57.633%	65.111%
Against	225,059.449	3.436%	3.882%
Abstain	96,326.684	1.471%	1.662%
Broker Non-Votes	1,701,159.000	25.974%	29.345%

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FRANKLIN MUTUAL INTERNATIONAL FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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SHAREHOLDER INFORMATION

intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2014. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The funds comparable to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the best performing quintile for the one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods in the best performing quintile. The Board was satisfied with such comparative performance.

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued)

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

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SHAREHOLDER INFORMATION

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Due to the limited size of assets under management, the trustees concluded that economies of scale were difficult to consider at that time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

     SUPPLEMENT DATED JUNE 1, 2015 TO THE PROSPECTUS DATED MAY 1, 2015 OF

FRANKLIN MUTUAL SERIES FUNDS

(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion (up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
• 0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion;
• 0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
• 0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure

Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report and Shareholder Letter
Franklin Mutual International Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/ 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.

373 S 08/15

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
June 30, 2015

Franklin Mutual Quest Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Mutual Quest Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	26
Notes to Financial Statements	30
Meeting of Shareholders	44
Shareholder Information	46

franklintempleton.com

Semiannual Report

Franklin Mutual Quest Fund

This semiannual report for Franklin Mutual Quest Fund covers the period ended June 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 50% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +0.99% cumulative total return for the six months ended June 30, 2015. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index, which is a broad measure of U.S. stock market performance, generated a +1.23% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall advanced during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, economic growth improved somewhat during the six-month period. The region avoided deflation as the annual inflation rate rose in May and June. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped lessen fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose modestly for the six-month period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose

2. Source: MSCI.

See www.franklintempletondatasources.com for additional data provider information.

shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/15
% of Total
Net Assets
Insurance	7.2%
Banks	6.1%
Automobiles	4.9%
Technology Hardware, Storage & Peripherals	4.6%
Oil, Gas & Consumable Fuels	4.6%
Tobacco	4.3%
Media	4.1%
Diversified Telecommunication Services	3.5%
Wireless Telecommunication Services	3.0%
Energy Equipment & Services	2.4%

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What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins in many industries and regions — except Europe — at historically high levels. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added new positions in Affinion Group and Forest City Enterprises. Affinion Group is a global provider of comprehensive marketing services and loyalty programs to many companies around the world. Its marketing service consists of working with partners to develop customized database-driven products that will be valued by their partners’ customers and create recurring revenue for both parties. The loyalty segment manages customer loyalty point programs. Purchased by private equity in 2005, Affinion has significant debt outstanding. We purchased both secured and unsecured debt at yields that we viewed to be attractive.

Forest City Enterprises owns, develops and manages commercial and residential real estate assets. We purchased Forest City as we believed its portfolio was of high quality and its shares traded at a significant discount to net asset value. The company’s board and management team publicly committed to take actions to unlock value and focus on core markets. Furthermore, the company announced its intention to convert to a real estate investment trust (REIT) in early 2016.

Turning to Fund performance, top contributors included telecommunications provider Koninklijke KPN, insurance company Ageas and casino operator Pinnacle Entertainment.

KPN is the incumbent telecommunications operator in the Netherlands. Company financial trends improved during the period as the number of subscribers increased and equipment sales rose. In April, KPN sold BASE Company, a Belgium-based mobile business, as part of an ongoing process to simplify its structure to focus on the core business and improve operating performance. We believe that the majority of proceeds from the sale of BASE and other divestments would likely be passed through to KPN shareholders via dividend payments. We also viewed as positive KPN’s selection in February of Duco Sickinghe for chairman because he has a strong management record in the industry.

Headquartered in Belgium, Ageas is a diversified insurer with operations in Europe and Asia. In May, the company reported strong earnings growth in Asia, a pickup in European business outside Belgium and better-than-expected performance in its U.K. and Belgian non-life businesses. In February, Ageas also raised its dividend more than investors had anticipated.

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Pinnacle Entertainment owns and operates casinos and other entertainment properties across the U.S. The stock surged in mid-March after Gaming and Leisure Properties, a REIT previously spun off from Penn National Gaming, made an unsolicited bid to acquire Pinnacle’s real estate assets. Gaming and Leisure Properties raised its bid in April to coax Pinnacle into accepting a deal, and although Pinnacle confirmed in May that it was considering it, no deal had been accepted by period-end.

During the period under review, some of the Fund’s investments that negatively affected performance were REIT Spirit Realty Capital, telecommunications company Nortel Networks and casino-entertainment company Caesars Entertainment.

Spirit Realty Capital invests in single-tenant, operationally essential real estate leased to companies in a variety of industries. Shares of Spirit and other REITs suffered in 2015’s second quarter as interest rates rose with an increased expectation that the Fed would raise short-term interest rates before the end of the year. Spirit has been increasing tenant and geographic diversification through a series of property acquisitions and disposals.

We held unsecured debt of Nortel Networks, a Canadian telecommunications equipment and services provider. All assets of Nortel, which filed for bankruptcy in January 2009 and is undergoing liquidation, have been sold, and cash remains in escrow pending the successful resolution and allocation of the proceeds. Valuation of Nortel’s debt securities decreased during the period as the allocation methodology mandated by U.S. and Canadian bankruptcy courts resulted in lower-than-expected bondholder recoveries. Some parties, including Nortel’s U.S. unit and its creditors, have filed motions for reconsideration.

Shares of Caesars Entertainment (CEC) lost value amid the company’s January bankruptcy reorganization filing and subsequent failures to execute a restructuring support agreement (RSA) with the bank lender and the second lien bondholder ad hoc groups. Executing an RSA could have mitigated litigation risk surrounding the questionable fairness of numerous intercompany transactions. Several related legal actions recently commenced to seek the transfer of the assets or incremental consideration to compensate Caesars Entertainment Operating Company (CEOC), the bankrupt subsidiary of CEC, of which we hold some debt securities. Such a transfer would directly impact CEC shareholders as it would be distributable to creditors of CEOC and unavailable to the CEC equity holders.

During the period, the Fund held currency forwards and futures to hedge a portion of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance.

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd., ord. & pfd.	3.6%
Technology Hardware, Storage & Peripherals, South Korea
General Motors Co., ord. & wts.	3.4%
Automobiles, U.S.
Vodafone Group PLC	3.0%
Wireless Telecommunication Services, U.K.
Koninklijke KPN NV	2.4%
Diversified Telecommunication Services, Netherlands
Ageas	2.4%
Insurance, Belgium
CIT Group Inc.	2.1%
Banks, U.S.
Imperial Tobacco Group PLC	2.0%
Tobacco, U.K.
White Mountains Insurance Group Ltd.	1.9%
Insurance, U.S.
Spirit Realty Capital Inc.	1.9%
Real Estate Investment Trusts (REITs), U.S.
RSA Insurance Group PLC	1.7%
Insurance, U.K.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

6 | Semiannual Report

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FRANKLIN MUTUAL QUEST FUND

Thank you for your continued participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund since 2010. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Franklin Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL QUEST FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (MQIFX)	$16.37	$16.21	+$	0.16
A (TEQIX)	$16.15	$16.02	+$	0.13
C (TEMQX)	$15.85	$15.78	+$	0.07
R (N/A)	$15.98	$15.87	+$	0.11
R6 (FMQRX)	$16.36	$16.19	+$	0.17

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PERFORMANCE SUMMARY

Performance as of 6/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual	Value of $10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
Z						0.81%
6-Month	+	0.99%	+	0.99%	$10,099
1-Year		-2.76%		-2.76%	$9,724
5-Year	+	68.19%	+	10.96%	$16,819
10-Year	+	102.01%	+	7.28%	$20,201
A						1.11%
6-Month	+	0.81%		-5.00%	$9,500
1-Year		-3.11%		-8.69%	$9,131
5-Year	+	65.59%	+	9.32%	$15,610
10-Year	+	95.87%	+	6.32%	$18,458
C						1.81%
6-Month	+	0.44%		-0.56%	$9,944
1-Year		-3.79%		-4.62%	$9,538
5-Year	+	59.95%	+	9.85%	$15,995
10-Year	+	82.79%	+	6.22%	$18,279
R						1.31%
6-Month	+	0.69%	+	0.69%	$10,069
1-Year		-3.28%		-3.28%	$9,672
5-Year	+	63.93%	+	10.39%	$16,393
Since Inception (5/1/09)	+	85.31%	+	10.52%	$18,531
R6						0.74%
6-Month	+	1.05%	+	1.05%	$10,105
1-Year		-2.73%		-2.73%	$9,727
Since Inception (5/1/13)	+	20.05%	+	8.81%	$12,005

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL QUEST FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in smaller company stocks and foreign securities involve special risks. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Foreign securities risks include currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distri- bution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

franklintempleton.com

Semiannual Report | 11

FRANKLIN MUTUAL QUEST FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,009.90	$4.04
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06
A
Actual	$1,000	$1,008.10	$5.53
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56
C
Actual	$1,000	$1,004.40	$9.00
Hypothetical (5% return before expenses)	$1,000	$1,015.82	$9.05
R
Actual	$1,000	$1,006.90	$6.52
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.56
R6
Actual	$1,000	$1,010.50	$3.69
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.81%;
A: 1.11%; C: 1.81%; R: 1.31% and R6: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.21	$18.18	$16.55	$16.24	$17.70	$17.24
Income from investment operations[a]:
Net investment income[b]	0.28	0.78 [c]	0.54	0.43	0.51	0.41 [d]
Net realized and unrealized gains (losses)	(0.12)	(0.16)	3.68	1.61	(0.88)	1.34
Total from investment operations	0.16	0.62	4.22	2.04	(0.37)	1.75
Less distributions from:
Net investment income	—	(0.85)	(0.56)	(0.43)	(0.52)	(0.45)
Net realized gains	—	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	—	(2.59)	(2.59)	(1.73)	(1.09)	(1.29)
Net asset value, end of period	$16.37	$16.21	$18.18	$16.55	$16.24	$17.70

Total return[e]	0.99%	3.44%	25.97%	12.57%	(1.83)%	10.16%

Ratios to average net assets[f]
Expenses[g]	0.81%[h,i]	0.81%[h]	0.84%[h]	0.90%	0.86%	0.83%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	3.41%	4.18%[c]	2.93%	2.48%	2.90%	2.33%[d]

Supplemental data
Net assets, end of period (000’s)	$4,016,582	$4,116,651	$4,270,828	$3,582,856	$3,413,759	$3,701,894
Portfolio turnover rate	14.59%	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.02	$18.00	$16.41	$16.12	$17.57	$17.12
Income from investment operations[a]:
Net investment income[b]	0.25	0.71 [c]	0.48	0.37	0.45	0.35 [d]
Net realized and unrealized gains (losses)	(0.12)	(0.15)	3.65	1.60	(0.86)	1.34
Total from investment operations	0.13	0.56	4.13	1.97	(0.41)	1.69
Less distributions from:
Net investment income	—	(0.80)	(0.51)	(0.38)	(0.47)	(0.40)
Net realized gains	—	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	—	(2.54)	(2.54)	(1.68)	(1.04)	(1.24)
Net asset value, end of period	$16.15	$16.02	$18.00	$16.41	$16.12	$17.57

Total return[e]	0.81%	3.11%	25.61%	12.21%	(2.10)%	9.86%

Ratios to average net assets[f]
Expenses[g]	1.11%[h,i]	1.11%[h]	1.14%[h]	1.20%	1.16%	1.13%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	3.11%	3.88%[c]	2.63%	2.18%	2.60%	2.03%[d]

Supplemental data
Net assets, end of period (000’s)	$1,371,564	$1,394,138	$1,371,789	$1,101,808	$1,093,539	$1,194,746
Portfolio turnover rate	14.59%	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.67%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.78	$17.76	$16.24	$15.96	$17.39	$16.97
Income from investment operations[a]:
Net investment income[b]	0.19	0.57 [c]	0.35	0.25	0.33	0.23 [d]
Net realized and unrealized gains (losses)	(0.12)	(0.14)	3.59	1.59	(0.85)	1.30
Total from investment operations	0.07	0.43	3.94	1.84	(0.52)	1.53
Less distributions from:
Net investment income	—	(0.67)	(0.39)	(0.26)	(0.34)	(0.27)
Net realized gains	—	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	—	(2.41)	(2.42)	(1.56)	(0.91)	(1.11)
Net asset value, end of period	$15.85	$15.78	$17.76	$16.24	$15.96	$17.39

Total return[e]	0.44%	2.42%	24.74%	11.42%	(2.82)%	9.08%

Ratios to average net assets[f]
Expenses[g]	1.81%[h,i]	1.81%[h]	1.84%[h]	1.90%	1.86%	1.83%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	2.41%	3.18%[c]	1.93%	1.48%	1.90%	1.33%[d]

Supplemental data
Net assets, end of period (000’s)	$383,933	$397,963	$406,304	$333,908	$338,983	$392,134
Portfolio turnover rate	14.59%	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.87	$17.84	$16.33	$16.05	$17.50	$17.07
Income from investment operations[a]:
Net investment income[b]	0.24	0.65 [c]	0.50	0.33	0.41	0.32 [d]
Net realized and unrealized gains (losses)	(0.13)	(0.13)	3.56	1.60	(0.85)	1.33
Total from investment operations	0.11	0.52	4.06	1.93	(0.44)	1.65
Less distributions from:
Net investment income	—	(0.75)	(0.52)	(0.35)	(0.44)	(0.38)
Net realized gains	—	(1.74)	(2.03)	(1.30)	(0.57)	(0.84)
Total distributions	—	(2.49)	(2.55)	(1.65)	(1.01)	(1.22)
Net asset value, end of period	$15.98	$15.87	$17.84	$16.33	$16.05	$17.50

Total return[e]	0.69%	2.94%	25.34%	11.99%	(2.31)%	9.65%

Ratios to average net assets[f]
Expenses[g]	1.31%[h,i]	1.31%[h]	1.34%[h]	1.40%	1.36%	1.33%
Expenses incurred in connection with
securities sold short	0.05%	0.04%	0.07%	0.11%	0.06%	0.02%
Net investment income	2.91%	3.68%[c]	2.43%	1.98%	2.40%	1.83%[d]

Supplemental data
Net assets, end of period (000’s)	$910	$675	$853	$212	$193	$204
Portfolio turnover rate	14.59%	65.77%	63.41%	65.21%	107.25%	49.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.
dNet investment income per share includes approximately $0.06 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.19	$18.19	$18.16
Income from investment operations[b]:
Net investment income[c]	0.29	0.51 [d]	0.36
Net realized and unrealized gains (losses)	(0.12)	0.10	2.28
Total from investment operations	0.17	0.61	2.64
Less distributions from:
Net investment income	—	(0.87)	(0.58)
Net realized gains	—	(1.74)	(2.03)
Total distributions	—	(2.61)	(2.61)
Net asset value, end of period	$16.36	$16.19	$18.19

Total return[e]	1.05%	3.53%	14.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.74%	0.74%	2.00%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.74%[i]	0.74%	0.77%
Expenses incurred in connection with securities sold short	0.05%	0.04%	0.07%
Net investment income	3.48%	4.25%[d]	3.00%

Supplemental data
Net assets, end of period (000’s)	$45,463	$44,340	$5
Portfolio turnover rate	14.59%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.27 per share received in the form of a special dividend paid in connection certain Fund’s holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(g).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL QUEST FUND

Statement of Investments, June 30, 2015 (unaudited)
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 58.7%
Aerospace & Defense 1.0%
B/E Aerospace Inc.	United States	742,990	$40,790,151
[a]KLX Inc.	United States	371,495	16,394,074
			57,184,225
Auto Components 0.3%
[a,b]International Automotive Components Group Brazil LLC	Brazil	2,363,058	206,233
[a,b,c]International Automotive Components Group North America LLC	United States	18,661,349	16,608,862
			16,815,095
Automobiles 3.4%
General Motors Co.	United States	3,837,378	127,899,809
[a]General Motors Co., wts., 7/10/16	United States	1,645,215	39,106,760
[a]General Motors Co., wts., 7/10/19	United States	1,744,460	27,998,583
			195,005,152
Banks 6.1%
Barclays PLC	United Kingdom	11,430,800	46,780,037
BB&T Corp.	United States	434,627	17,519,815
BNP Paribas SA	France	530,700	32,026,401
CIT Group Inc.	United States	2,645,447	122,986,831
Citizens Financial Group Inc.	United States	1,848,847	50,492,012
Guaranty Bancorp	United States	347,127	5,731,067
SunTrust Banks Inc.	United States	1,333,217	57,354,995
Wells Fargo & Co.	United States	436,834	24,567,544
			357,458,702
Capital Markets 0.7%
Credit Suisse Group AG	Switzerland	1,420,340	39,036,187
Chemicals 0.5%
[a,d]Advanced Emissions Solutions Inc.	United States	1,703,929	22,151,077
Arkema SA	France	131,310	9,457,853
[a,e,f]Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
			31,608,930
Communications Equipment 0.7%
[a,c,f]Sorenson Communications Inc., Membership Interests	United States	222,771	42,326,471
Construction Materials 0.5%
[a]Holcim Ltd., B	Switzerland	385,150	28,419,795
Consumer Finance 1.6%
[a]Ally Financial Inc.	United States	4,179,036	93,735,778
Diversified Consumer Services 0.2%
Cengage Learning Holdings II LP	United States	310,021	8,758,093
Diversified Telecommunication Services 3.5%
[a,e,f]Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
Koninklijke KPN NV	Netherlands	36,143,160	138,159,525
TDC AS	Denmark	9,107,906	66,764,008
			204,923,533

18 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Energy Equipment & Services 2.4%
Baker Hughes Inc.	United States	333,240	$20,560,908
Rowan Cos. PLC	United States	2,745,900	57,965,949
[g]Transocean Ltd.	United States	3,938,158	63,483,107
			142,009,964
Health Care Equipment & Supplies 0.9%
Medtronic PLC	United States	720,333	53,376,675
Hotels, Restaurants & Leisure 1.2%
[a]Caesars Acquisition Co., A	United States	701,890	4,829,003
[a]Caesars Entertainment Corp.	United States	1,133,660	6,937,999
[a]Pinnacle Entertainment Inc.	United States	1,630,260	60,776,093
			72,543,095
Independent Power & Renewable Electricity Producers 1.6%
NRG Energy Inc.	United States	4,072,204	93,172,028
Insurance 7.2%
Ageas	Belgium	3,565,380	137,302,141
The Allstate Corp.	United States	697,802	45,266,416
American International Group Inc.	United States	397,446	24,570,112
RSA Insurance Group PLC	United Kingdom	15,458,075	96,458,579
White Mountains Insurance Group Ltd.	United States	171,770	112,499,044
			416,096,292
Internet & Catalog Retail 0.4%
[a]Bluestem Group Inc.	United States	4,048,312	24,897,119
Media 4.1%
CBS Corp., B	United States	1,731,650	96,106,575
[a,b,d]Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	1,492,353
[a,d]Lee Enterprises Inc./IA	United States	4,061,984	13,526,407
[d]New Media Investment Group Inc.	United States	4,317,672	77,415,859
Time Warner Cable Inc.	United States	146,093	26,029,390
Tribune Media Co., A	United States	116,990	6,246,096
Tribune Publishing Co.	United States	203,773	3,166,632
Twenty-First Century Fox Inc., B	United States	495,200	15,955,344
			239,938,656
Metals & Mining 0.3%
Freeport-McMoRan Inc., B	United States	938,287	17,470,904
Multiline Retail 0.8%
Macy’s Inc.	United States	665,958	44,932,186
Oil, Gas & Consumable Fuels 4.6%
Apache Corp.	United States	878,720	50,640,633
BP PLC	United Kingdom	11,001,217	72,614,159
China Shenhua Energy Co. Ltd., H	China	8,513,995	19,418,760
Royal Dutch Shell PLC, A	United Kingdom	3,389,526	95,834,091
[a]Whiting Petroleum Corp.	United States	779,170	26,180,112
			264,687,755
Personal Products 0.3%
Avon Products Inc.	United States	2,557,897	16,012,435

franklintempleton.com

Semiannual Report | 19

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 0.9%
Teva Pharmaceutical Industries Ltd., ADR	Israel	852,561	$50,386,355
Real Estate Investment Trusts (REITs) 1.9%
Spirit Realty Capital Inc.	United States	11,467,015	110,886,035
Real Estate Management & Development 0.9%
[a]Forest City Enterprises Inc., A	United States	2,413,703	53,342,836
Semiconductors & Semiconductor Equipment 0.9%
Altera Corp.	United States	434,126	22,227,251
Tokyo Electron Ltd., ADR	Japan	1,961,721	30,936,340
			53,163,591
Software 1.5%
Microsoft Corp.	United States	656,821	28,998,647
Symantec Corp.	United States	2,478,926	57,635,030
			86,633,677
Specialty Retail 0.3%
[a]Office Depot Inc.	United States	2,082,256	18,032,337
Technology Hardware, Storage & Peripherals 2.7%
[a,d]Eastman Kodak Co.	United States	3,539,020	59,455,536
[a,d]Eastman Kodak Co., wts., 9/03/18	United States	48,075	191,819
[a,d]Eastman Kodak Co., wts., 9/03/18	United States	48,075	178,839
Samsung Electronics Co. Ltd.	South Korea	88,147	99,827,084
			159,653,278
Tobacco 4.3%
Altria Group Inc.	United States	844,900	41,324,059
British American Tobacco PLC	United Kingdom	987,518	52,979,998
Imperial Tobacco Group PLC	United Kingdom	2,408,078	116,027,394
Philip Morris International Inc.	United States	298,690	23,945,977
Reynolds American Inc.	United States	173,773	12,973,892
			247,251,320
Wireless Telecommunication Services 3.0%
Vodafone Group PLC	United Kingdom	48,150,150	173,867,481
Total Common Stocks and Other Equity Interests
(Cost $3,249,515,806)			3,413,625,980
Preferred Stocks 3.4%
Automobiles 1.5%
Hyundai Motor Co., pfd., 2	South Korea	523,429	49,087,247
Volkswagen AG, pfd.	Germany	175,700	40,728,244
			89,815,491
Technology Hardware, Storage & Peripherals 1.9%
Samsung Electronics Co. Ltd., pfd.	South Korea	125,200	111,038,905
Total Preferred Stocks (Cost $232,829,033)			200,854,396

20 | Semiannual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate
Interests 22.0%
Affinion Group Inc.,
[h,i,j]Second Lien Term Loan, 8.50%, 10/31/18	United States	76,500,000	$69,471,562
senior note, 7.875%, 12/15/18	United States	25,000,000	16,750,000
Avaya Inc.,
[k]senior note, 144A, 10.50%, 3/01/21	United States	69,456,000	57,648,480
[k]senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000	13,757,947
[i,j]Term B-3 Loan, 4.687%, 10/26/17	United States	13,860,882	13,808,044
[i,j]Term B-6 Loan, 6.50%, 3/31/18	United States	3,380,613	3,368,236
[h,i,j]Bluestem Brands Inc., Initial Term Loan, 8.50%, 11/06/20	United States	57,365,833	57,043,150
[i,j]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%,
3/31/20	United States	1,870,095	1,877,108
[d,i,j]Eastman Kodak Co.,
Second Lien Term Loan, 10.75%, 9/03/20	United States	50,486,000	50,496,097
Term Loan, 7.25%, 9/03/19	United States	14,549,080	14,588,363
GenOn Americas Generation LLC, senior bond, 9.125%, 5/01/31	United States	89,747,000	83,913,445
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000	35,750,877
[i,j]Tranche D Term Loan, 6.937%, 1/30/19	United States	45,389,937	42,023,502
[i,j]Tranche E Term Loan, 7.687%, 7/30/19	United States	14,586,689	13,702,371
[i,j]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	16,208,388	16,188,128
[d]Lee Enterprises Inc.,
[i,j]Second Lien Term Loan, 12.00%, 12/31/22	United States	27,750,000	29,761,875
[k]senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	74,255,000	75,832,919
[i,j]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/19/20	United States	24,748,000	24,840,805
[d,i,j]New Media Holdings II LLC, Term B Loan, 7.25%, 6/04/20	United States	113,851,887	112,275,039
NGPL PipeCo LLC,
[g,k]senior secured note, 144A, 9.625%, 6/01/19	United States	16,383,000	16,669,702
[i,j]Term Loan, 6.75%, 9/15/17	United States	858,734	823,956
[i,j]Panda Liberty LLC, Construction B-1 Advance Term Loan, 7.50%,
8/21/20	United States	42,552,000	42,297,539
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	19,689,000	1,230,562
[c]Sorenson Communications Inc.,
[i,j]Initial Term Loan, 8.00%, 4/30/20	United States	144,271,357	144,645,020
[k,l]secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,021,938	95,061,719
[c,k,l]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%,
10/31/21	United States	72,976,673	75,895,740
Spirit Realty Capital Inc., cvt., senior note,
2.875%, 5/15/19	United States	45,000,000	42,497,100
3.75%, 5/15/21	United States	35,000,000	32,725,175
[k]Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	18,000,000	9,090,000
[i,j]Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	9,139,000	9,207,542
Term B-4 Loan, 9.75%, 4/24/20	United States	70,831,372	66,971,063
Walter Energy Inc.,
[i,j]B Term Loan, 7.25%, 4/01/18	United States	13,319,153	7,347,737
[k]first lien, 144A, 9.50%, 10/15/19	United States	7,372,000	4,073,030
[k,l]second lien, 144A, PIK, 11.50%, 4/01/20	United States	6,414,840	347,659
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $1,292,183,339)			1,281,981,492

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Semiannual Report | 21

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value

Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization 5.6%
[b,m]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272		$—
[m]Caesars Entertainment Operating Co. Inc.,
senior secured note, first lien, 11.25%, 6/01/17	United States	70,000,000		55,300,000
[i,j]Term B-5-B Loans, 1.50%, 3/01/17	United States	7,170,869		6,379,800
[i,j]Term B-6-B Loans, 1.50%, 3/01/17	United States	34,184,041		30,704,584
[i,j]Term B-7 Loans, 1.50%, 3/01/17	United States	13,553,890		11,866,431
[m]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	76,472,000		67,104,180
2.125%, 4/15/14	Canada	12,797,000		11,198,975
[m]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	34,400,000		31,304,000
10.75%, 7/15/16	Canada	20,475,000		18,632,250
[m]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,544,000		10,066,560
[i,j,m]Texas Competitive Electric Holdings Co. LLC, Term Loans,
4.671%, 10/10/17	United States	101,650,473		58,750,822
[k,m]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	United States	39,724,000		24,330,950
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $388,914,099)				325,638,552

		Shares
Companies in Liquidation 1.1%
[a]Adelphia Recovery Trust	United States	38,254,708		76,509
[a,e]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	4,899,492		54,384
[a,e,f]Century Communications Corp., Contingent Distribution	United States	13,497,000		—
EME Reorganizational Trust	United States	364,733,491		4,559,169
[a,b]FIM Coinvestor Holdings I, LLC	United States	16,133,491		—
[a,e]KGen Power Liquidating Trust, Contingent Distribution	United States	5,377,461		1,804,870
[a,n]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	454,066,643		60,163,830
[a,e,f]Tribune Media Litigation Trust, Contingent Distribution	United States	1,497,164		—
Total Companies in Liquidation (Cost $83,655,224)				66,658,762

		Principal
		Amount*
Asset-Backed Securities 0.5%
Diversified Financial Services 0.5%
Master Asset Vehicle, 2009-2,
[j]A2, FRN, 0.80%, 1/22/17	Canada	8,500,000	CAD	6,137,830
B, zero cpn., 7/15/56	Canada	29,000,000	CAD	20,792,234
Total Asset-Backed Securities (Cost $27,036,548)				26,930,064
Municipal Bonds (Cost $27,407,860) 0.4%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	33,399,000		22,627,823
Total Investments before Short Term Investments
(Cost $5,301,541,909)				5,338,317,069

22 | Semiannual Report

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	FRANKLIN MUTUAL QUEST FUND
	STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Short Term Investments 10.0%
U.S. Government and Agency Securities 9.3%
FHLB, 7/01/15	United States	28,700,000	$28,700,000
[o]U.S. Treasury Bills,
9/03/15	United States	67,000,000	66,999,397
[p] 10/22/15	United States	80,000,000	79,996,880
7/09/15 - 12/24/15	United States	366,500,000	366,475,113
Total U.S. Government and Agency Securities
(Cost $542,083,778)			542,171,390
Total Investments before Money Market Funds and
Repurchase Agreements (Cost $5,843,625,687)			5,880,488,459
		Shares
[q]Investments from Cash Collateral Received for
Loaned Securities 0.7%
Money Market Funds 0.7%
[a,r]Institutional Fiduciary Trust Money Market Portfolio	United States	38,000,000	38,000,000

		Principal
		Amount*
Repurchase Agreements 0.0%†
[s]Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $232,388),
RBS Securities Inc.
Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S. Treasury
Notes, 1.00% - 3.625%, 9/30/15 - 2/15/24 (valued at $237,035)	United States	232,387	232,387
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $38,232,387)			38,232,387
Total Investments (Cost $5,881,858,074) 101.7%			5,918,720,846
Securities Sold Short (0.4)%			(25,340,720)
Other Assets, less Liabilities (1.3)%			(74,927,229)
Net Assets 100.0%			$5,818,452,897
[t]Securities Sold Short (0.4)%
Corporate Notes (0.4)%
NRG Energy Inc., senior note, 7.875%, 5/15/21	United States	20,000,000	$(21,400,000)
Vulcan Materials Co., senior note, 7.00%, 6/15/18	United States	3,472,000	(3,940,720)
Total Securities Sold Short (Proceeds $24,345,207)			$(25,340,720)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSee Note 11 regarding holdings of 5% voting securities.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2015, the aggregate value of these securities was $42,326,471, representing 0.73% of net assets.
gA portion or all of the security is on loan at June 30, 2015. See Note 1(h).
hA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).
iSee Note 1(i) regarding senior floating rate interests.
jThe coupon rate shown represents the rate at period end.

franklintempleton.com Semiannual Report | 23

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2015, the aggregate value of these securities was $372,708,146, representing 6.41% of net assets.
lIncome may be received in additional securities and/or cash.
mSee Note 8 regarding credit risk and defaulted securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pSecurity or a portion of the security has been pledged as collateral for securities sold short and open forward contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $49,157,559, representing 0.84% of net assets.
qSee Note 1(h) regarding securities on loan.
rSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
sSee Note 1(c) regarding joint repurchase agreement.
tSee Note 1(g) regarding securities sold short.

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts
				Number of	Notional Expiration		Unrealized	Unrealized
Description			Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD			Short	22	$2,948,550	9/14/15	$21,509	$—
EUR/USD			Short	1,482	206,664,900	9/14/15	2,538,798	—
GBP/USD			Short	1,584	155,677,500	9/14/15	—	(3,777,780)
Totals							$2,560,307	$(3,777,780)
Net unrealized appreciation (depreciation)								$(1,217,473)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type			Quantity	Amount	Date Appreciation		Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy		9,859,712	$10,939,620	7/20/15	$98,248	$(46,689)
Euro	BANT	Sell		11,461,831	13,037,485	7/20/15	260,334	—
Euro	BBU	Sell		747,539	840,075	7/20/15	6,751	—
Euro	BONY	Sell		444,858	516,716	7/20/15	20,808	—
Euro	DBFX	Buy		2,723,811	3,071,939	7/20/15	274	(35,827)
Euro	DBFX	Sell		45,431,960	52,610,394	7/20/15	1,964,817	—
Euro	FBCO	Buy		2,362,281	2,647,848	7/20/15	4,662	(19,142)
Euro	FBCO	Sell		5,684,268	6,509,992	7/20/15	173,417	—
Euro	HSBC	Buy		5,008,790	5,644,896	7/20/15	—	(61,314)
Euro	HSBC	Sell		5,685,479	6,513,454	7/20/15	175,528	—
Euro	SSBT	Buy		1,939,949	2,161,544	7/20/15	8,911	(7,883)
Euro	SSBT	Sell		49,051,268	56,737,271	7/20/15	2,057,045	—
British Pound	BANT	Sell		26,196,336	39,598,382	7/21/15	—	(1,549,884)
British Pound	HSBC	Sell		25,704,307	38,916,321	7/21/15	—	(1,459,083)
South Korean Won	BANT	Buy	21,869,403,134		19,966,472	8/12/15	—	(454,696)
South Korean Won	BANT	Sell	97,382,582,220		87,650,962	8/12/15	814,945	(48,252)
South Korean Won	FBCO	Buy		8,178,377,070	7,436,911	8/12/15	—	(140,203)
South Korean Won	FBCO	Sell	101,157,224,413		91,041,470	8/12/15	789,483	—
South Korean Won	HSBC	Buy	13,277,234,079		12,017,867	8/12/15	—	(171,983)
South Korean Won	HSBC	Sell	135,371,883,999		121,696,127	8/12/15	981,320	(63,334)
Swiss Franc	BANT	Buy		76,539	81,858	8/12/15	134	—

24 | Semiannual Report							franklintempleton.com

					FRANKLIN MUTUAL QUEST FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation		Depreciation
OTC Forward Exchange Contracts (continued)
Swiss Franc	BANT	Sell	400,500	$429,550	8/12/15	$519	$—
Swiss Franc	BONY	Buy	419,100	441,013	8/12/15	7,942	—
Swiss Franc	BONY	Sell	219,600	230,124	8/12/15	—	(5,120)
Swiss Franc	DBFX	Buy	76,067	82,725	8/12/15	—	(1,239)
Swiss Franc	DBFX	Sell	541,841	568,830	8/12/15	—	(11,610)
Swiss Franc	FBCO	Buy	379,300	407,959	8/12/15	—	(1,639)
Swiss Franc	FBCO	Sell	353,277	381,260	8/12/15	2,817	—
Swiss Franc	SSBT	Buy	431,898	464,737	8/12/15	124	(2,196)
Swiss Franc	SSBT	Sell	8,068,508	8,723,403	8/12/15	113,636	(33,514)
British Pound	BANT	Buy	55,301,952	85,468,613	8/19/15	1,422,779	(43,528)
British Pound	BANT	Sell	38,885,117	59,402,871	8/19/15	—	(1,663,497)
British Pound	BBU	Sell	2,017,446	3,064,313	8/19/15	—	(103,946)
British Pound	DBFX	Sell	2,814,199	4,335,730	8/19/15	—	(83,773)
British Pound	FBCO	Buy	2,701,553	4,267,767	8/19/15	14,063	(39,230)
British Pound	FBCO	Sell	25,728,095	39,361,028	8/19/15	—	(1,043,153)
British Pound	HSBC	Sell	27,257,779	41,784,368	8/19/15	—	(1,022,075)
British Pound	SSBT	Buy	6,099,881	9,640,967	8/19/15	—	(61,529)
British Pound	SSBT	Sell	4,778,183	7,308,140	8/19/15	—	(195,664)
Euro	BANT	Sell	10,505,104	11,953,495	8/31/15	235,758	—
Euro	DBFX	Sell	26,467	29,794	8/31/15	272	—
Euro	FBCO	Sell	10,488,089	11,934,082	8/31/15	235,323	—
Euro	HSBC	Sell	26,466	29,833	8/31/15	312	—
Euro	SSBT	Sell	26,467	29,808	8/31/15	286	—
Canadian Dollar	DBFX	Sell	30,616,976	23,940,460	9/18/15	—	(546,107)
Canadian Dollar	SSBT	Buy	345,000	276,184	9/18/15	—	(263)
Euro	BANT	Sell	20,100,120	21,503,952	10/16/15	—	(933,483)
Euro	FBCO	Sell	21,279,739	22,778,191	10/16/15	276	(976,308)
Euro	HSBC	Sell	1,436,700	1,562,651	10/16/15	—	(41,114)
Euro	SSBT	Sell	3,769,101	4,204,715	10/16/15	23,748	(26,418)
British Pound	BANT	Buy	2,057,396	3,232,918	10/22/15	—	(3,367)
British Pound	BANT	Sell	37,430,591	55,771,581	10/22/15	—	(2,984,240)
British Pound	DBFX	Buy	2,057,396	3,231,809	10/22/15	—	(2,258)
British Pound	FBCO	Buy	2,968,140	4,575,233	10/22/15	83,938	—
British Pound	FBCO	Sell	36,185,688	53,916,676	10/22/15	—	(2,884,987)
British Pound	HSBC	Buy	1,867,587	2,932,784	10/22/15	—	(1,182)
Euro	BANT	Sell	23,054,369	26,220,662	11/18/15	469,515	—
Euro	DBFX	Sell	17,433,773	19,724,002	11/18/15	250,919	—
Euro	FBCO	Sell	791,429	888,649	11/18/15	4,642	—
Euro	HSBC	Sell	14,121,119	16,036,108	11/18/15	263,175	—
Euro	SSBT	Sell	1,582,857	1,773,078	11/18/15	5,067	—
British Pound	BANT	Sell	26,727,269	41,427,267	11/23/15	—	(518,932)
British Pound	SSBT	Sell	25,355,606	39,301,190	11/23/15	—	(492,299)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$10,491,788	$(17,780,961)
Net unrealized appreciation (depreciation)							$(7,289,173)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 43.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 25

FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,369,549,217
Cost - Non-controlled affiliated issuers (Note 11)	474,076,470
Cost - Sweep Money Fund (Note 3f)	38,000,000
Cost - Repurchase agreements (Note 1c)	232,387
Total cost of investments	$5,881,858,074
Value - Unaffiliated issuers	$5,423,122,276
Value - Non-controlled affiliated issuers (Note 11)	457,366,183
Value - Sweep Money Fund (Note 3f)	38,000,000
Value - Repurchase agreements (Note 1c)	232,387
Total value of investments (includes securities loaned in the amount of $37,325,278)	5,918,720,846
Cash	24,783,525
Restricted Cash (Note 1f)	1,000,000
Foreign currency, at value (cost $5,086,698)	5,081,393
Receivables:
Investment securities sold	4,501,227
Capital shares sold	2,812,109
Dividends and interest	25,698,467
Due from brokers	33,885,288
Variation margin	2,079,725
Unrealized appreciation on OTC forward exchange contracts	10,491,788
Other assets	2,491
Total assets	6,029,056,859
Liabilities:
Payables:
Investment securities purchased	117,750,291
Capital shares redeemed	4,827,661
Management fees	3,268,847
Distribution fees	1,373,652
Transfer agent fees	462,398
Trustees’ fees and expenses	264,502
Securities sold short, at value (proceeds $24,345,207)	25,340,720
Payable upon return of securities loaned	38,232,387
Due to brokers	1,000,000
Unrealized depreciation on OTC forward exchange contracts	17,780,961
Accrued expenses and other liabilities	302,543
Total liabilities	210,603,962
Net assets, at value	$5,818,452,897
Net assets consist of:
Paid-in capital	$5,368,271,086
Undistributed net investment income	89,976,499
Net unrealized appreciation (depreciation)	27,347,678
Accumulated net realized gain (loss)	332,857,634
Net assets, at value	$5,818,452,897

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$4,016,581,754
Shares outstanding	245,421,175
Net asset value and maximum offering price per share	$16.37
Class A:
Net assets, at value	$1,371,564,352
Shares outstanding	84,924,133
Net asset value per share[a]	$16.15
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.14
Class C:
Net assets, at value	$383,933,451
Shares outstanding	24,219,149
Net asset value and maximum offering price per share[a]	$15.85
Class R:
Net assets, at value	$910,396
Shares outstanding	56,971
Net asset value and maximum offering price per share	$15.98
Class R6:
Net assets, at value	$45,462,944
Shares outstanding	2,779,316
Net asset value and maximum offering price per share	$16.36

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	27

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $3,459,050)
Unaffiliated issuers	$59,074,089
Non-controlled affiliated issuers (Note 11)	2,078,363
Interest:
Unaffiliated issuers	49,442,493
Non-controlled affiliated issuers (Note 11)	11,050,933
Income from securities loaned	3,781,694
Total investment income	125,427,572
Expenses:
Management fees (Note 3a)	19,881,239
Distribution fees: (Note 3c)
Class A	2,087,216
Class C	1,969,714
Class R	1,944
Transfer agent fees: (Note 3e)
Class Z	1,548,448
Class A	526,371
Class C	149,014
Class R	294
Class R6	1,526
Custodian fees (Note 4)	146,222
Reports to shareholders	152,495
Registration and filing fees	116,098
Professional fees	35,885
Trustees’ fees and expenses	71,313
Dividends and interest on securities sold short	1,359,055
Other	50,194
Total expenses	28,097,028
Expense reductions (Note 4)	(851)
Expenses waived/paid by affiliates (Note 3f)	(21,825)
Net expenses	28,074,352
Net investment income	97,353,220
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	228,875,211
Non-controlled affiliated issuers (Note 11)	742,469
Written options	714,801
Foreign currency transactions	100,977,498
Futures contracts	15,603,972
Securities sold short	4,194,448
Net realized gain (loss)	351,108,399
Net change in unrealized appreciation (depreciation) on:
Investments	(316,347,877)
Translation of other assets and liabilities denominated in foreign currencies	(69,423,328)
Written options	(1,192,030)
Futures contracts	(5,303,387)
Net change in unrealized appreciation (depreciation)	(392,266,622)
Net realized and unrealized gain (loss)	(41,158,223)
Net increase (decrease) in net assets resulting from operations	$56,194,997

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL QUEST FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$97,353,220	$247,621,992
Net realized gain (loss)	351,108,399	562,800,842
Net change in unrealized appreciation (depreciation)	(392,266,622)	(612,900,738)
Net increase (decrease) in net assets resulting from operations	56,194,997	197,522,096
Distributions to shareholders from:
Net investment income:
Class Z	—	(190,782,212)
Class A	—	(60,978,852)
Class C	—	(14,917,082)
Class R	—	(27,118)
Class R6	—	(2,013,042)
Net realized gains:
Class Z	—	(387,863,649)
Class A	—	(132,713,943)
Class C	—	(38,720,015)
Class R	—	(62,584)
Class R6	—	(4,096,572)
Total distributions to shareholders	—	(832,175,069)
Capital share transactions: (Note 2)
Class Z	(141,961,355)	279,883,976
Class A	(34,275,403)	173,092,819
Class C	(16,121,486)	35,618,735
Class R	235,629	(111,703)
Class R6	614,412	50,156,576
Total capital share transactions	(191,508,203)	538,640,403
Net increase (decrease) in net assets	(135,313,206)	(96,012,570)
Net assets:
Beginning of period	5,953,766,103	6,049,778,673
End of period	$5,818,452,897	$5,953,766,103
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$89,976,499	$(7,376,721)

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FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterpar-ties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counter-party. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $10,237,322 and the aggregate value of collateral pledged for such contracts was $10,852,536.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2015, the Fund received $56,045 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies.

A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

f. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

h. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The total cash collateral received at period end was $38,232,387. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	6,732,436	$111,621,283	13,791,131	$254,628,820
Shares issued in reinvestment of distributions	—	—	33,993,990	551,437,500
Shares redeemed	(15,296,036)	(253,582,638)	(28,713,574)	(526,182,344)
Net increase (decrease)	(8,563,600)	$(141,961,355)	19,071,547	$279,883,976
Class A Shares:
Shares sold	6,332,772	$103,662,040	12,523,961	$230,093,834
Shares issued in reinvestment of distributions	—	—	11,754,465	188,443,537
Shares redeemed	(8,441,602)	(137,937,443)	(13,468,589)	(245,444,552)
Net increase (decrease)	(2,108,830)	$(34,275,403)	10,809,837	$173,092,819
Class C Shares:
Shares sold	1,119,892	$18,022,081	2,624,276	$47,212,405
Shares issued in reinvestment of distributions	—	—	3,246,333	51,269,278
Shares redeemed	(2,124,035)	(34,143,567)	(3,524,189)	(62,862,948)
Net increase (decrease)	(1,004,143)	$(16,121,486)	2,346,420	$35,618,735
Class R Shares:
Shares sold	18,420	$300,134	57,363	$1,046,885
Shares issued in reinvestment of distributions	—	—	5,648	89,703
Shares redeemed	(3,961)	(64,505)	(68,294)	(1,248,291)
Net increase (decrease)	14,459	$235,629	(5,283)	$(111,703)
Class R6 Shares:
Shares sold	370,876	$6,062,770	2,577,392	$48,100,007
Shares issued in reinvestment of distributions	—	—	377,501	6,108,898
Shares redeemed	(329,567)	(5,448,358)	(217,161)	(4,052,329)
Net increase (decrease)	41,309	$614,412	2,737,732	$50,156,576

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$286,547
CDSC retained	$13,835

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2015, the Fund paid transfer agent fees of $2,225,653, of which $1,196,313 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the period ended June 30, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$242,587
[b]Increase in projected benefit obligation	$4,264
Benefit payments made to retired trustees	$(2,662)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,890,999,063

Unrealized appreciation	$562,477,570
Unrealized depreciation	(534,755,787)
Net unrealized appreciation (depreciation)	$27,721,783

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $790,905,139 and $875,754,980, respectively.

Transactions in options written during the period ended June 30, 2015, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2014	14,000	$2,112,030
Options written	300	281,082
Options expired	(3,000)	(284,873)
Options exercised	(7,500)	(1,458,434)
Options closed	(3,800)	(649,805)
Options outstanding at June 30, 2015	—	$—

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $325,638,552, representing 5.60% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Warrants	Issuer	Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$9,272	$—
16,133,491	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,363,058	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,569,318	206,233
18,661,349	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	15,279,344	16,608,862
1,110,000	[a]Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	1,492,353
	Total Restricted Securities (Value is 0.31% of Net Assets)		$18,347,960	$18,307,448

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $119,121,201 as of June 30, 2015.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$2,560,307	[a]	Variation margin	$3,777,780	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	10,491,788		forward exchange contracts	17,780,961
Totals		$13,052,095			$21,558,741

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized Gain		Appreciation
Not Accounted for as	Statement of Operations	(Loss) for the	Statement of Operations	(Depreciation)
Hedging Instruments	Locations	Period	Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts.	Foreign currency transactions $101,750,032[a]		Translation of other assets
			and liabilities denominated
			in foreign currencies	$(70,754,821)[a]
	Futures contracts	15,603,972	Futures contracts	(5,303,387)
Equity contracts	Investments	(3,646,941)	Investments	3,626,941
	Written options	714,801	Written options	(1,192,030)
Totals		$114,421,864		$(73,623,297)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 0.95% of average month end net assets. The average month end number of open derivative contracts for the period was 182.

See Notes 1(e) and 7 regarding derivative financial instruments and investment transactions, respectively.

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

		Number of			Number of
		Shares/Warrants/		Shares/Warrants/
		Principal			Principal
		Amount Held			Amount Held	Value at
		at Beginning	Gross	Gross	at End	End of	Investment	Realized
Name of Issuer		of Period	Additions	Reductions	of Period	Period	Income Gain (Loss)
Non-Controlled Affiliates
Advanced Emissions
Solutions Inc.		—	1,703,929	—	1,703,929	$22,151,077	$—	$—
Eastman Kodak Co.		3,207,889	331,131	—	3,539,020	59,455,536	—	—
Eastman Kodak Co., Second
Lien Term Loan, 10.75%,
9/03/20	.	50,486,000	—	—	50,486,000	50,496,097	1,640,795	—
Eastman Kodak Co., Term
Loan, 7.25%, 9/03/19		14,623,310	—	(74,230)	14,549,080	14,588,363	502,580	1,135
Eastman Kodak Co., wts.,
9/03/18		43,321	4,754	—	48,075	191,819	—	—
Eastman Kodak Co., wts.,
9/03/18		43,321	4,754	—	48,075	178,839	—	—
KGen Power Liquidating Trust,
Contingent Distribution		5,377,461	—	—	5,377,461	—[a]	—	—
Lee Enterprises Inc./IA		—	4,061,984	—	4,061,984	13,526,407	—	—
Lee Enterprises Inc., Second
Lien Term Loan, 12.00%,
12/31/22		27,750,000	—	—	27,750,000	29,761,875	1,429,510	—
Lee Enterprises Inc., senior
secured note, first lien,
144A, 9.50%, 3/15/22		74,255,000	—	—	74,255,000	75,832,919	3,507,517	—
Lee Enterprises Inc., wts.,
12/31/22		1,110,000	—	—	1,110,000	1,492,353	—	—
New Media Investment
Group Inc.		2,470,007	2,092,885	(245,220)	4,317,672	77,415,859	2,078,363	731,343
New Media Holdings II LLC,
Term B Loan, 7.25%,
6/04/20		114,425,000	—	(573,113)	113,851,887	112,275,039	3,970,531	9,991
Total Affiliated Securities (Value is 7.86% of Net Assets)						$457,366,183	$13,129,296	$742,469

[a]As of June 30, 2015, no longer an affiliate.

12. Upcoming Acquisitions/Reorganization

On February 25, 2015, the Board for the Fund approved a proposal to reorganize Franklin Mutual Recovery Fund with and into the Fund. On August 7, 2015, shareholders of Franklin Mutual Recovery Fund approved the proposal. Upon completion of the reorganization on or about August 27, 2015, assets in Franklin Mutual Recovery Fund will be transferred into the Fund.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$16,815,095		$16,815,095
Communications Equipment	—	—	42,326,471		42,326,471
Media	238,446,303	—	1,492,353		239,938,656
All Other Equity Investments[b]	3,315,400,154	—	—[c]		3,315,400,154
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	1,281,981,492	—		1,281,981,492
Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization	—	325,638,552	—[c]		325,638,552
Companies in Liquidation	4,559,169	60,294,723	1,804,870	[c]	66,658,762
Asset-Backed Securities	—	—	26,930,064		26,930,064
Municipal Bonds	—	22,627,823	—		22,627,823
Short Term Investments	551,471,390	28,932,387	—		580,403,777
Total Investments in Securities	$4,109,877,016	$1,719,474,977	$89,368,853		$5,918,720,846
Other Financial Instruments
Futures Contracts	$2,560,307	$—	$—		$2,560,307
Forward Exchange Contracts	—	10,491,788	—		10,491,788
Total Other Financial Instruments	$2,560,307	$10,491,788	$—		$13,052,095

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. Fair Value Measurements (continued)
	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments
Securities Sold Short	$—	$25,340,720	$—	$25,340,720
Futures Contracts	3,777,780	—	—	3,777,780
Forward Exchange Contracts	—	17,780,961	—	17,780,961
Total Other Financial Instruments	$3,777,780	$43,121,681	$—	$46,899,461

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2015, the reconciliation of assets is as follows:

													Net Change
													in Unrealized
									Net	Net			Appreciation
	Balance at					Transfers	Transfers		Realized	Unrealized	Balance		(Depreciation)
	Beginning					Into	Out of	Cost Basis	Gain Appreciation		at End on Assets Held
	of Period		Purchases		Sales	Level 3[a]	Level 3[b]	Adjustments[c]	(Loss) (Depreciation)		of Period		of Period End
Assets:
Investments in Securities:
Equity Investments:[d]
Auto Components	$14,353,498		$—	$	— $	—	$—	$—	$—	$2,461,597	$16,815,095		$2,461,597
Communications
Equipment	27,846,362		—		—	—	—	—	—	14,480,109	42,326,471		14,480,109
Insurance	—[e]		—		—	—	—	(37,907)	(9,051,918)	9,089,825	—		—
Media	1,831,500		—		—	—	—	—	—	(339,147)	1,492,353		(339,147)
Real Estate Management
& Development	69,961,758		—		(83,120,543)	—	—	—	83,120,543	(69,961,758)	—		—
Corporate Bonds, Notes and
Senior Floating Rate
Interests	13,241,250		—		—	—	(14,220,000)	—	—	978,750	—		—
Companies in Liquidation	1,543,815	[e]	—		—	—	—	—	—	261,055	1,804,870	[e]	261,055
Asset-Backed Securities	—		—		—	26,930,064	—	—	—	—	26,930,064		—
Total Investments in
Securities	$128,778,183		$—		$(83,120,543) $26,930,064		$(14,220,000)	$(37,907)	$74,068,625	$(43,029,569)	$89,368,853		$16,863,614

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable input.
bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
dIncludes common and preferred stocks as well as other equity investments.
eIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2015, are as follows:

Impact to Fair
	Fair Value at	Valuation			Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount	Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$16,608,862	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV/EBITDA multiple	4.1	x	Increase[c]
All Other Investments[d]	72,759,991
Total	$89,368,853

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

Abbreviations List

EBITDA EV	Earnings before interest, taxes, depreciation and amortization Enterprise value

15. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

16. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	CHF	Swiss Franc	FHLB	Federal Home Loan Bank
BONY	Bank of New York Mellon	EUR	Euro	FRN	Floating Rate Note
DBFX	Deutsche Bank AG	GBP British Pound		GO	General Obligation
FBCO	Credit Suisse Group AG	USD	United States Dollar	PIK	Payment-In-Kind
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL QUEST FUND

Meeting of Shareholders

Meeting of Shareholders, April 7, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and, if properly presented, a shareholder proposal requesting that the Board of Trustees of the Trust institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, and the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. The shareholder proposal was not properly presented at the Meeting and, therefore, was not voted upon. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	176,373,900.656	48.035%	70.035%
Against	35,209,957.072	9.589%	13.981%
Abstain	11,899,917.168	3.241%	4.725%
Broker Non-Votes	28,354,311.000	7.722%	11.259%

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MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	177,804,732.457	48.424%	70.603%
Against	35,154,797.690	9.575%	13.959%
Abstain	10,524,244.749	2.866%	4.179%
Broker Non-Votes	28,354,311.000	7.722%	11.259%

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FRANKLIN MUTUAL QUEST FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2014. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the

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Board Review of Investment Management

Agreement (continued) one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods also in the middle performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2014, was in the best performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were also in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment

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manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

SUPPLEMENT DATED JUNE 1, 2015
TO THE PROSPECTUS DATED MAY 1, 2015
OF
FRANKLIN MUTUAL SERIES FUNDS
(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial
Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund,
Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment
Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion
(up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global
Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The
Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion
(no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
• 0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion;
• 0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
• 0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure
Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the
Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of
Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.
While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers
Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-
advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
Franklin Mutual Quest Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/ 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.

475 S 08/15

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
June 30, 2015

Franklin Mutual Shares Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Semiannual Report
Franklin Mutual Shares Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	26
Notes to Financial Statements	30
Meeting of Shareholders	42
Shareholder Information	44

franklintempleton.com

Semiannual Report

Franklin Mutual Shares Fund

We are pleased to bring you Franklin Mutual Shares Fund’s semiannual report for the period ended June 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +2.37% cumulative total return for the six months ended June 30, 2015. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index, which is a broad measure of U.S. stock performance, generated a +1.23% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets overall advanced during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while the price of gold declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, economic growth improved somewhat during the six-month period. The region avoided deflation as the annual inflation rate rose in May and June. The European Central Bank (ECB) maintained its benchmark interest rates during

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 18.

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the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped lessen fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose modestly for the six-month period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/15
% of Total
Net Assets
Banks	10.9%
Insurance	10.3%
Media	8.4%
Pharmaceuticals	8.0%
Oil, Gas & Consumable Fuels	6.0%
Tobacco	5.0%
Software	4.6%
Technology Hardware, Storage & Peripherals	4.5%
Health Care Equipment & Supplies	3.7%
Food & Staples Retailing	3.1%

2. Source: MSCI.
See www.franklintempletondatasources.com for additional data provider information.

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What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins in many industries and regions — except Europe — at historically high levels. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels but, from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically presented opportunities for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market in which we could find compelling new opportunities. Low interest rates have kept credit widely available, and we saw little real distress.

The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added positions in Macy’s and Holcim. Macy’s is a retailer that we believe to be well run and that owns valuable real estate and other potential sources of incremental value. Macy’s owns more than two-thirds of its stores and, in our view, could extract meaningful value without jeopardizing its retail franchise. Another possible source of value may be the company’s outsourced credit card operations. Macy’s management acknowledged that the financial markets seemed receptive to such transactions and the company indicated an increased willingness to explore these options.

Holcim is a Swiss manufacturer of cement, aggregates and other construction products. At period-end, the company was in the process of merging with France’s Lafarge, another major European cement maker, with the deal expected to close in July 2015. The merger would create a global company with a presence in over 90 countries that, in our view, would likely produce significant synergies, help to improve operating profitability and generate strong cash flows.

Turning to Fund performance, top contributors included pharmaceutical companies Hospira and Eli Lilly & Co., and health care insurer Cigna.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars —drugs highly similar to medications licensed by other firms. Shares of Hospira benefited from an early February announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth market in the generic segment, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry. Hospira also made substantial progress with its core business performance on an organic basis as demonstrated by its solid first-quarter results.

Eli Lilly, a U.S.-based pharmaceutical company, performed well during the period as the market, in our view, gained more appreciation for the company’s research and development

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FRANKLIN MUTUAL SHARES FUND

capabilities and deep pipeline. Eli Lilly has many attractive assets targeting end markets with high unmet medical needs that, in our assessment, position its business to generate strong revenues and free cash flows in the long term.

Shares of Cigna, a U.S.-based global health care insurer, jumped in mid-June after competitor Anthem announced it had made four bids to acquire the company, all of which Cigna had rejected. Prior to that news, Cigna had been the subject of increased investor speculation that it might seek to acquire a competitor or could itself be a potential takeover target, which had helped push the stock higher. Operationally, Cigna reported better-than-expected earnings results and raised its 2015 guidance in April, providing earnings support for its shares.

During the period under review, some of the Fund’s investments that negatively affected performance were document technology and business process solutions company Xerox, global media company Twenty-First Century Fox and information technology products provider Hewlett-Packard (HP).

Xerox lowered its 2015 earnings guidance in April and reported disappointing quarterly results as margins deteriorated in its services unit. Company management attributed the margin decline to execution difficulties, particularly with its large health care-related projects. Xerox struggled with its biggest government health care contracts within its services unit for a considerable time, causing a series of cost-driven misses. Outside of services, the company’s document technology unit performed well and its capital management has been favorable as the company continued to repurchase shares.

Twenty-First Century Fox comprises the global television and entertainment assets that were part of News Corporation before the company’s mid-2013 split. In February, Twenty-First Century Fox lowered its 2015 earnings outlook due to a stronger U.S. dollar, worse-than-expected ratings at its broadcast network and lower-than-expected box office performance during the 2014 winter holiday season. The company maintained its earnings guidance in May but cautioned that currency exchange rates could hinder its earnings growth outlook. In June, the company stated that Rupert Murdoch would hand over the role of chief executive officer to James Murdoch, his son, and remain executive co-chairman, effective July 1. Market reaction was slightly negative due to uncertainty over how James Murdoch may run the company, particularly regarding any changes in the capital structure or capital returns to shareholders.

HP reported a mixed set of quarterly results in February and lowered its 2015 full-year guidance due to a stronger U.S. dollar. HP also lowered its earnings outlook for 2015 and its full-year free cash flow estimate, a result of separation costs from its plan to break into two companies, higher working capital and lower earnings. Although the cost of splitting into two separate companies was viewed as expensive, we believed it would be a positive move with the potential to unlock some value.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor positive impact on the Fund’s performance.

Top 10 Equity Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
White Mountains Insurance Group Ltd.	2.6%
Insurance, U.S.
Merck & Co. Inc.	2.6%
Pharmaceuticals, U.S.
Microsoft Corp.	2.6%
Software, U.S.
Medtronic PLC	2.5%
Health Care Equipment & Supplies, U.S.
Eli Lilly & Co.	2.1%
Pharmaceuticals, U.S.
PNC Financial Services Group Inc.	2.0%
Banks, U.S.
Time Warner Cable Inc.	1.9%
Media, U.S.
American International Group Inc.	1.9%
Insurance, U.S.
Teva Pharmaceutical Industries Ltd., ADR	1.8%
Pharmaceuticals, Israel
Apple Inc.	1.8%
Technology Hardware, Storage & Peripherals, U.S.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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FRANKLIN MUTUAL SHARES FUND

Thank you for your continued participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund since 2005. He has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife from 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL SHARES FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
Z (MUTHX)	$30.22	$29.52	+$	0.70
A (TESIX)	$29.94	$29.29	+$	0.65
C (TEMTX)	$29.56	$29.02	+$	0.54
R (TESRX)	$29.76	$29.14	+$	0.62
R6 (FMSHX)	$30.23	$29.51	+$	0.72

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

Performance as of 6/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

					Value of
		Cumulative		Average Annual	$10,000	Total Annual
Share Class		Total Return[2]		Total Return[3]	Investment[4]	Operating Expenses[5]
Z						0.80%
6-Month	+	2.37%	+	2.37%	$10,237
1-Year	+	1.98%	+	1.98%	$10,198
5-Year	+	87.23%	+	13.36%	$18,723
10-Year	+	87.20%	+	6.47%	$18,720
A						1.10%
6-Month	+	2.22%		-3.67%	$9,633
1-Year	+	1.69%		-4.16%	$9,584
5-Year	+	84.43%	+	11.69%	$17,381
10-Year	+	81.56%	+	5.52%	$17,112
C						1.80%
6-Month	+	1.86%	+	0.86%	$10,086
1-Year	+	0.97%		-0.02%	$9,998
5-Year	+	78.08%	+	12.23%	$17,808
10-Year	+	69.42%	+	5.41%	$16,942
R						1.30%
6-Month	+	2.13%	+	2.13%	$10,213
1-Year	+	1.47%	+	1.47%	$10,147
5-Year	+	82.59%	+	12.80%	$18,259
10-Year	+	78.08%	+	5.94%	$17,808
R6						0.69%
6-Month	+	2.44%	+	2.44%	$10,244
1-Year	+	2.10%	+	2.10%	$10,210
Since Inception (5/1/13)	+	27.68%	+	11.95%	$12,768

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL SHARES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Z
Actual	$1,000	$1,023.70	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06
A
Actual	$1,000	$1,022.20	$5.57
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.56
C
Actual	$1,000	$1,018.60	$9.06
Hypothetical (5% return before expenses)	$1,000	$1,015.82	$9.05
R
Actual	$1,000	$1,021.30	$6.57
Hypothetical (5% return before expenses)	$1,000	$1,018.30	$6.56
R6
Actual	$1,000	$1,024.40	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.81%;
A: 1.11%; C: 1.81%; R: 1.31% and R6: 0.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.52	$28.34	$22.48	$19.96	$20.80	$19.19
Income from investment operations[a]:
Net investment income[b]	0.32	0.78 [c]	0.47	0.39	0.47 [d]	0.56 [e]
Net realized and unrealized gains (losses)	0.38	1.38	5.83	2.62	(0.80)	1.68
Total from investment operations	0.70	2.16	6.30	3.01	(0.33)	2.24
Less distributions from net investment
income	—	(0.98)	(0.44)	(0.49)	(0.51)	(0.63)
Net asset value, end of period	$30.22	$29.52	$28.34	$22.48	$19.96	$20.80

Total return[f]	2.37%	7.60%	28.10%	15.14%	(1.50)%	11.75%

Ratios to average net assets[g]
Expenses[h]	0.81%[i,j]	0.80%[i]	0.79%[i]	0.82%	0.86%	0.85%[j]
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[k]	—%[k]	—%[k]	0.02%
Net investment income	2.10%	2.67%[c]	1.85%	1.82%	2.24%[d]	2.83%[e]

Supplemental data
Net assets, end of period (000’s)	$7,433,465	$7,363,765	$7,025,908	$7,575,308	$7,540,502	$8,635,954
Portfolio turnover rate	12.03%	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.87%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.73%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.29	$28.12	$22.32	$19.81	$20.64	$19.06
Income from investment operations[a]:
Net investment income[b]	0.27	0.69 [c]	0.40	0.33	0.40 [d]	0.49 [e]
Net realized and unrealized gains (losses)	0.38	1.37	5.76	2.60	(0.79)	1.66
Total from investment operations	0.65	2.06	6.16	2.93	(0.39)	2.15
Less distributions from net investment
income	—	(0.89)	(0.36)	(0.42)	(0.44)	(0.57)
Net asset value, end of period	$29.94	$29.29	$28.12	$22.32	$19.81	$20.64

Total return[f]	2.22%	7.30%	27.74%	14.75%	(1.79)%	11.41%

Ratios to average net assets[g]
Expenses[h]	1.11%[i,j]	1.10%[i]	1.09%[i]	1.12%	1.16%	1.15%[j]
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[k]	—%[k]	—%[k]	0.02%
Net investment income	1.80%	2.37%[c]	1.55%	1.52%	1.94%[d]	2.53%[e]

Supplemental data
Net assets, end of period (000’s)	$5,357,146	$5,392,130	$5,477,733	$4,633,895	$4,681,967	$5,368,887
Portfolio turnover rate	12.03%	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.57%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.43%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.02	$27.88	$22.13	$19.65	$20.46	$18.89
Income from investment operations[a]:
Net investment income[b]	0.16	0.48 [c]	0.22	0.17	0.25 [d]	0.35 [e]
Net realized and unrealized gains (losses)	0.38	1.34	5.71	2.57	(0.77)	1.65
Total from investment operations	0.54	1.82	5.93	2.74	(0.52)	2.00
Less distributions from net investment
income	—	(0.68)	(0.18)	(0.26)	(0.29)	(0.43)
Net asset value, end of period	$29.56	$29.02	$27.88	$22.13	$19.65	$20.46

Total return[f]	1.86%	6.56%	26.82%	13.97%	(2.44)%	10.62%

Ratios to average net assets[g]
Expenses[h]	1.81%[i,j]	1.80%[i]	1.79%[i]	1.82%	1.86%	1.85%[j]
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[k]	—%[k]	—%[k]	0.02%
Net investment income	1.10%	1.67%[c]	0.85%	0.82%	1.24%[d]	1.83%[e]

Supplemental data
Net assets, end of period (000’s)	$1,232,551	$1,240,845	$1,236,603	$1,043,695	$1,065,446	$1,292,711
Portfolio turnover rate	12.03%	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.73%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015		Year Ended December 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.14	$27.98	$22.20	$19.70	$20.52	$18.95
Income from investment operations[a]:
Net investment income[b]	0.24	0.64 [c]	0.34	0.28	0.36 [d]	0.45 [e]
Net realized and unrealized gains (losses)	0.38	1.34	5.73	2.59	(0.78)	1.66
Total from investment operations	0.62	1.98	6.07	2.87	(0.42)	2.11
Less distributions from net investment
income	—	(0.82)	(0.29)	(0.37)	(0.40)	(0.54)
Net asset value, end of period	$29.76	$29.14	$27.98	$22.20	$19.70	$20.52

Total return[f]	2.13%	7.10%	27.47%	14.52%	(1.94)%	11.18%

Ratios to average net assets[g]
Expenses[h]	1.31%[i,j]	1.30%[i]	1.29%[i]	1.32%	1.36%	1.35%[j]
Expenses incurred in connection with
securities sold short	0.04%	0.03%	—%[k]	—%[k]	—%[k]	0.02%
Net investment income	1.60%	2.17%[c]	1.35%	1.32%	1.74%[d]	2.33%[e]

Supplemental data
Net assets, end of period (000’s)	$159,945	$172,938	$192,658	$191,304	$218,757	$259,834
Portfolio turnover rate	12.03%	19.24%	24.29%	21.57%	29.44%	28.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.
dNet investment income per share includes approximately $0.08 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.37%.
eNet investment income per share includes approximately $0.21 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.51	$28.33	$24.91
Income from investment operations[b]:
Net investment income[c]	0.33	0.82 [d]	0.38
Net realized and unrealized gains (losses)	0.39	1.37	3.51
Total from investment operations	0.72	2.19	3.89
Less distributions from net investment income	—	(1.01)	(0.47)
Net asset value, end of period	$30.23	$29.51	$28.33

Total return[e]	2.44%	7.72%	15.70%

Ratios to average net assets[f]
Expenses[g,h]	0.70%[i]	0.69%	0.67%
Expenses incurred in connection with securities sold short	0.04%	0.03%	—%[j]
Net investment income	2.21%	2.78% [d]	1.97%

Supplemental data
Net assets, end of period (000’s)	$2,161,349	$2,249,991	$2,221,889
Portfolio turnover rate	12.03%	19.24%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, June 30, 2015 (unaudited)

	Country	Shares	Value

Common Stocks and Other Equity Interests 87.3%
Aerospace & Defense 1.4%
B/E Aerospace Inc.	United States	1,412,070	$77,522,643
Huntington Ingalls Industries Inc.	United States	1,099,372	123,778,293
[a] KLX Inc.	United States	706,035	31,157,325
			232,458,261
Auto Components 0.4%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	631,411
[a,b,c,d] International Automotive Components Group North America LLC	United States	63,079,866	56,141,964
			56,773,375
Automobiles 1.3%
General Motors Co.	United States	6,183,080	206,082,056
Banks 10.9%
Barclays PLC	United Kingdom	38,190,870	156,294,426
CIT Group Inc.	United States	3,410,929	158,574,089
Citigroup Inc.	United States	3,362,406	185,739,307
Citizens Financial Group Inc.	United States	5,418,154	147,969,786
Columbia Banking System Inc.	United States	1,603,629	52,182,088
[a] FCB Financial Holdings Inc., A	United States	1,647,570	52,392,726
[c] Guaranty Bancorp	United States	1,146,366	18,926,503
ING Groep NV, IDR	Netherlands	5,211,996	86,024,018
JPMorgan Chase & Co.	United States	3,550,940	240,611,694
KB Financial Group Inc.	South Korea	1,361,848	44,882,454
PNC Financial Services Group Inc.	United States	3,438,533	328,895,683
Societe Generale SA	France	627,835	29,296,050
State Bank Financial Corp.	United States	1,467,000	31,833,900
SunTrust Banks Inc.	United States	2,963,080	127,471,702
Wells Fargo & Co.	United States	2,093,160	117,719,318
			1,778,813,744
Beverages 1.1%
PepsiCo Inc.	United States	1,930,319	180,175,975
Chemicals 0.0%
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
Communications Equipment 2.4%
Cisco Systems Inc.	United States	8,126,460	223,152,591
Nokia Corp., ADR	Finland	10,897,776	74,649,766
Nokia OYJ, A	Finland	13,670,039	92,778,562
			390,580,919
Construction Materials 0.7%
[a] Holcim Ltd., B	Switzerland	1,637,989	120,865,406
Consumer Finance 0.4%
[a] Ally Financial Inc.	United States	3,254,500	72,998,435
Containers & Packaging 1.0%
MeadWestvaco Corp.	United States	3,395,925	160,253,701
Diversified Consumer Services 0.1%
Cengage Learning Holdings II LP	United States	837,095	23,647,934

18 | Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.7%
[a,e,f] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	$—
Koninklijke KPN NV	Netherlands	30,410,640	116,246,603
			116,246,603
Energy Equipment & Services 1.1%
Baker Hughes Inc.	United States	2,931,168	180,853,066
Food & Staples Retailing 3.1%
CVS Health Corp.	United States	1,528,221	160,279,819
The Kroger Co.	United States	2,105,142	152,643,846
Walgreens Boots Alliance Inc.	United States	2,283,129	192,787,413
			505,711,078
Health Care Equipment & Supplies 3.7%
Medtronic PLC	United States	5,511,394	408,394,295
Stryker Corp.	United States	2,053,179	196,222,317
			604,616,612
Health Care Providers & Services 0.5%
Cigna Corp.	United States	492,860	79,843,320
Independent Power & Renewable Electricity Producers 0.6%
NRG Energy Inc.	United States	4,399,652	100,664,038
Insurance 10.3%
ACE Ltd.	United States	1,939,640	197,222,595
[a] Alleghany Corp.	United States	377,389	176,904,868
The Allstate Corp.	United States	2,478,208	160,761,353
American International Group Inc.	United States	5,079,039	313,986,191
MetLife Inc.	United States	3,551,930	198,872,561
[c] White Mountains Insurance Group Ltd.	United States	655,346	429,212,309
XL Group PLC	Ireland	5,665,070	210,740,604
			1,687,700,481
IT Services 1.0%
Xerox Corp.	United States	15,854,785	168,694,912
Machinery 1.8%
Caterpillar Inc.	United States	1,881,427	159,582,638
CNH Industrial NV (EUR Traded)	United Kingdom	4,351,332	39,667,618
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	5,296,616	48,285,016
[c] Federal Signal Corp.	United States	3,360,800	50,109,528
			297,644,800
Marine 1.1%
A.P. Moeller-Maersk AS, B	Denmark	100,690	182,304,238
Media 8.4%
CBS Corp., B	United States	3,336,259	185,162,374
[a] DIRECTV	United States	2,769,168	256,951,099
Reed Elsevier PLC	United Kingdom	12,648,470	205,662,237
Time Warner Cable Inc.	United States	1,769,704	315,308,162
Time Warner Inc.	United States	1,428,918	124,901,722
Tribune Media Co., A	United States	77,807	4,154,116
Tribune Publishing Co.	United States	135,522	2,106,012
Twenty-First Century Fox Inc., B	United States	8,524,052	274,644,955
			1,368,890,677

franklintempleton.com		Semiannual Report | 19

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value

	Common Stocks and Other Equity Interests (continued)
	Metals & Mining 1.3%
	Freeport-McMoRan Inc., B	United States	5,933,533	$110,482,384
	ThyssenKrupp AG	Germany	3,973,743	103,339,932
				213,822,316
	Multiline Retail 0.8%
	Macy’s Inc.	United States	1,874,696	126,485,739
	Oil, Gas & Consumable Fuels 6.0%
	Anadarko Petroleum Corp.	United States	903,460	70,524,088
	Apache Corp.	United States	2,665,464	153,610,690
	BG Group PLC	United Kingdom	6,608,007	109,988,598
	BP PLC	United Kingdom	15,851,497	104,628,708
	CONSOL Energy Inc.	United States	2,383,474	51,816,725
	Marathon Oil Corp.	United States	5,828,073	154,677,057
	Murphy Oil Corp.	United States	1,576,220	65,523,465
	Royal Dutch Shell PLC, A	United Kingdom	7,135,311	201,740,905
	[a] Whiting Petroleum Corp.	United States	2,209,479	74,238,494
				986,748,730
	Paper & Forest Products 1.2%
	International Paper Co.	United States	4,045,267	192,514,257
	Personal Products 0.7%
	Avon Products Inc.	United States	4,186,145	26,205,268
	Edgewell Personal Care Co.	United States	635,933	83,656,986
				109,862,254
	Pharmaceuticals 8.0%
	Eli Lilly & Co.	United States	4,197,321	350,434,330
	[a] Hospira Inc.	United States	2,595,187	230,219,039
	Merck & Co. Inc.	United States	7,460,200	424,709,186
	Teva Pharmaceutical Industries Ltd., ADR	Israel	5,090,923	300,873,549
				1,306,236,104
	Real Estate Investment Trusts (REITs) 0.8%
	[c] Alexander’s Inc.	United States	326,675	133,936,750
	Real Estate Management & Development 0.1%
	[a] Forestar Group Inc.	United States	886,386	11,664,840
	Semiconductors & Semiconductor Equipment 0.4%
	Altera Corp.	United States	1,223,021	62,618,675
	Software 4.9%
	CA Inc.	United States	4,956,032	145,162,177
	Microsoft Corp.	United States	9,580,700	422,987,905
	Symantec Corp.	United States	10,127,147	235,456,168
				803,606,250
	Specialty Retail 0.3%
	[a] Office Depot Inc.	United States	5,872,340	50,854,464
	Technology Hardware, Storage & Peripherals 4.5%
	Apple Inc.	United States	2,383,220	298,915,368
	EMC Corp.	United States	5,570,822	147,013,993
	Hewlett-Packard Co.	United States	5,001,424	150,092,734
	Samsung Electronics Co. Ltd.	South Korea	127,520	144,417,277
				740,439,372

20	| Semiannual Report			franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value

Common Stocks and Other Equity Interests (continued)
Tobacco 5.0%
Altria Group Inc.	United States	3,225,589	$157,763,558
British American Tobacco PLC	United Kingdom	4,864,275	260,966,667
Imperial Tobacco Group PLC	United Kingdom	3,810,199	183,585,191
Philip Morris International Inc.	United States	944,754	75,740,928
Reynolds American Inc.	United States	1,748,720	130,559,435
			808,615,779
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	United Kingdom	58,574,055	211,507,616
Total Common Stocks and Other Equity Interests
(Cost $10,356,122,590)			14,274,732,777
Convertible Preferred Stocks (Cost $755,800) 0.0%†
Banks 0.0%†
Columbia Banking System Inc., cvt. pfd., B	United States	7,558	2,866,645
Preferred Stocks (Cost $117,489,716) 0.6%
Automobiles 0.6%
Volkswagen AG, pfd.	Germany	450,280	104,377,426

		Principal
		Amount*
Corporate Bonds, Notes and Senior Floating Rate
Interests 3.2%
Avaya Inc.,
[g]senior note, 144A, 10.50%, 3/01/21	United States	53,494,000	44,400,020
[g]senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000	36,761,220
[h,i]Term B-3 Loan, 4.687%, 10/26/17	United States	37,242,834	37,100,864
[h,i]Term B-6 Loan, 6.50%, 3/31/18	United States	9,087,294	9,054,025
[h,i] Cengage Learning Acquisitions Inc., Original Term Loans,
7.00%, 3/31/20	United States	5,127,370	5,146,598
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	71,081,741
[h,i]Tranche D Term Loan, 6.937%, 1/30/19	United States	94,620,527	87,602,806
[h,i]Tranche E Term Loan, 7.687%, 7/30/19	United States	30,412,812	28,569,035
[h,i] JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	43,272,542	43,218,451
NGPL PipeCo LLC,
[g,j]senior secured note, 144A, 9.625%, 6/01/19	United States	43,741,000	44,506,468
[h,i]Term Loan, 6.75%, 9/15/17	United States	2,292,576	2,199,727
Samson Investment Co., senior note, 9.75%, 2/15/20	United States	55,052,000	3,440,750
[h,i] Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	8,171,000	8,232,283
Term B-4 Loan, 9.75%, 4/24/20	United States	68,790,965	65,041,857
Walter Energy Inc.,
[h,i]B Term Loan, 7.25%, 4/01/18	United States	35,970,965	19,843,994
[g]first lien, 144A, 9.50%, 10/15/19	United States	20,046,000	11,075,415
[g,k]second lien, 144A, PIK, 11.50%, 4/01/20	United States	17,468,800	946,739
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $555,480,741)			518,221,993

franklintempleton.com

Semiannual Report | 21

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Notes and Senior Floating Rate Interests
in Reorganization 1.5%
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	$—
[h,i,l] Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	9,541,623	8,489,020
Term B-6-B Loans	United States	45,490,495	40,860,199
Term B-7 Loans	United States	30,701,720	26,879,356
[h,i,l] Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.671%,
10/10/17	United States	194,177,556	112,228,608
[g,l] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%,
10/01/20	United States	98,672,000	60,436,600
Total Corporate Notes and Senior Floating Rate
Interests in Reorganization (Cost $342,886,578)			248,893,783

		Shares

Companies in Liquidation 0.4%
[a] Adelphia Recovery Trust	United States	99,967,609	199,935
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle,
Contingent Distribution	United States	12,005,115	133,257
[a,b,c,d] CB FIM Coinvestors LLC	United States	43,105,703	—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	33,138,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	53,924,666	—
[a,m] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	55,713,689
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	995,729	—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000	—
Total Companies in Liquidation (Cost $83,617,124)			56,046,881
		Principal
		Amount*

Municipal Bonds (Cost $56,006,774) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	64,157,000	43,466,367
Total Investments before Short Term Investments
(Cost $11,512,359,323)			15,248,605,872
Short Term Investments 7.4%
U.S. Government and Agency Securities 7.4%
[n] U.S. Treasury Bills,
8/20/15	United States	238,000,000	238,000,714
9/03/15	United States	240,000,000	239,997,840
[o]7/02/15 - 12/10/15	United States	737,900,000	737,864,089
Total U.S. Government and Agency Securities
(Cost $1,215,704,042)			1,215,862,643
Total Investments before Money Market Funds and
Repurchase Agreements (Cost $12,728,063,365)			16,464,468,515

		Shares

[p]Investments from Cash Collateral Received for Loaned
Securities 0.0%†
Money Market Funds (Cost $1,000,000) 0.0%†
[a,q] Institutional Fiduciary Trust Money Market Portfolio	United States	1,000,000	1,000,000

22 | Semiannual Report			franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Repurchase Agreements 0.0%†
[r] Joint Repurchase Agreement, 0.20%, 7/01/15 (Maturity Value $361,579)
Barclays Capital Inc.	United States	361,577	$361,577
Collateralized by U.S. Treasury Bonds, 3.375%, 5/15/44; U.S. Treasury
Notes, 0.50% - 2.75%, 2/28/17 - 2/15/24; and U.S. Treasury Strips,
8/15/15 - 2/15/45 (valued at $368,809)
[r] Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $1,000,003)
RBS Securities Inc.	United States	1,000,000	1,000,000
Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S.
Treasury Notes, 1.00% - 3.625%, 9/30/15 - 2/15/24 (valued at
$1,020,003)
Total Repurchase Agreements (Cost $1,361,577)			1,361,577
Total Investments from Cash Collateral Received
for Loaned Securities (Cost $2,361,577)			2,361,577
Total Investments (Cost $12,730,424,942) 100.7%			16,466,830,092
Securities Sold Short (0.3)%			(51,185,163)
Other Assets, less Liabilities (0.4)%			(71,188,180)
Net Assets 100.0%			$16,344,456,749
		Shares
[s]Securities Sold Short (0.3)%
Common Stocks (0.3)%
Energy Equipment & Services (0.0)%†
Halliburton Co.	United States	79,368	$(3,418,380)
Software (0.3)%
VMware Inc., A	United States	557,112	(47,766,783)
Total Securities Sold Short (Proceeds $49,776,734)			$(51,185,163)

†Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At June 30, 2015, the aggregate value of these securities was $198,126,462, representing 1.21% of net assets.
hSee Note 1(h) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jA portion or all of the security is on loan at June 30, 2015. See Note 1(g).
kIncome may be received in additional securities and/or cash.
lSee Note 8 regarding credit risk and defaulted securities.
mBankruptcy Claim represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.
nThe security is traded on a discount basis with no stated coupon rate.
oSecurity or a portion of the security has been pledged as collateral for securities sold short and open forwards contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $111,683,027, representing 0.68% of net assets.
pSee Note 1(g) regarding securities on loan.
qSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
rSee Note 1(c) regarding joint repurchase agreement.
sSee Note 1(f) regarding securities sold short.

franklintempleton.com

Semiannual Report | 23

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	1,892	$263,839,400	9/14/15	$3,242,135	$—
GBP/USD		Short	3,923	385,557,344	9/14/15	—	(9,355,330)
Totals						$3,242,135	$(9,355,330)
Net unrealized appreciation (depreciation)							$(6,113,195)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation		Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	2,630,012	$2,931,851	7/20/15	$—	$(27)
Euro	BANT	Sell	17,178,666	19,902,562	7/20/15	752,531	—
Euro	BBU	Sell	1,066,870	1,201,581	7/20/15	12,281	—
Euro	BONY	Sell	571,307	663,590	7/20/15	26,722	—
Euro	FBCO	Buy	1,106,349	1,233,109	7/20/15	201	—
Euro	FBCO	Sell	16,293,680	18,949,370	7/20/15	785,882	—
Euro	DBFX	Buy	2,630,011	2,931,187	7/20/15	635	—
Euro	DBFX	Sell	20,675,836	24,080,903	7/20/15	1,032,378	—
Euro	HSBC	Sell	24,443,075	28,489,825	7/20/15	1,241,746	—
Euro	SSBT	Buy	22,473,966	25,208,470	7/20/15	—	(155,468)
Euro	SSBT	Sell	18,093,861	21,181,937	7/20/15	1,011,686	—
British Pound	BANT	Sell	50,176,611	75,997,215	7/21/15	—	(2,818,406)
British Pound	FBCO	Buy	8,088,773	11,996,322	7/21/15	709,233	—
British Pound	DBFX	Buy	3,635,298	5,394,902	7/21/15	315,294	—
British Pound	DBFX	Sell	3,124,230	4,799,348	7/21/15	—	(108,080)
British Pound	HSBC	Sell	67,508,940	102,324,196	7/21/15	—	(3,716,426)
South Korean Won	BANT	Buy	17,718,086,503	16,289,584	8/12/15	—	(481,593)
South Korean Won	BANT	Sell	59,936,422,180	53,932,553	8/12/15	487,033	(29,466)
South Korean Won	FBCO	Buy	6,560,144,846	5,974,067	8/12/15	—	(121,137)
South Korean Won	FBCO	Sell	68,675,215,949	61,746,622	8/12/15	490,537	(15,610)
South Korean Won	HSBC	Buy	16,652,115,388	15,225,797	8/12/15	—	(368,860)
South Korean Won	HSBC	Sell 121,068,601,159		108,678,598	8/12/15	711,022	(49,244)
British Pound	BANT	Buy	92,914,276	143,489,760	8/19/15	2,469,988	(44,348)
British Pound	BANT	Sell	62,833,716	95,707,945	8/19/15	—	(2,968,029)
British Pound	BBU	Sell	6,056,658	9,301,005	8/19/15	—	(210,555)
British Pound	FBCO	Buy	6,218,610	9,659,482	8/19/15	146,817	(40,405)
British Pound	FBCO	Sell	39,466,034	60,413,335	8/19/15	—	(1,565,322)
British Pound	DBFX	Sell	4,604,065	7,068,400	8/19/15	—	(161,963)
British Pound	HSBC	Sell	41,571,270	63,716,665	8/19/15	—	(1,568,119)
British Pound	SSBT	Buy	7,289,977	11,513,375	8/19/15	—	(64,974)
British Pound	SSBT	Sell	9,767,963	14,915,035	8/19/15	—	(424,871)
Euro	BANT	Sell	9,319,072	10,192,469	8/31/15	48,921	(251,251)
Euro	FBCO	Sell	15,332,917	16,862,496	8/31/15	149,863	(390,207)

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					FRANKLIN MUTUAL SHARES FUND
				STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation		Depreciation
OTC Forward Exchange Contracts (continued)
Euro	DBFX	Sell	11,065,126	$12,068,596	8/31/15	$50,458	$(324,267)
Euro	HSBC	Sell	9,311,727	10,126,678	8/31/15	21,285	(281,213)
Euro	SSBT	Sell	3,637,965	3,953,859	8/31/15	10,046	(114,092)
Euro	BANT	Sell	46,456,663	50,041,373	10/16/15	13,237	(1,830,676)
Euro	BBU	Sell	2,149,008	2,419,912	10/16/15	21,010	—
Euro	FBCO	Sell	35,968,803	38,727,223	10/16/15	27,281	(1,451,444)
Euro	DBFX	Sell	21,667,151	23,377,706	10/16/15	—	(808,980)
Euro	HSBC	Sell	28,014,817	30,585,583	10/16/15	41,734	(728,632)
Euro	SSBT	Sell	15,400,205	16,709,564	10/16/15	34,676	(516,109)
British Pound	BANT	Buy	2,924,885	4,596,059	10/22/15	—	(4,787)
British Pound	BANT	Sell	61,187,308	91,169,089	10/22/15	—	(4,878,299)
British Pound	FBCO	Buy	7,625,710	11,709,891	10/22/15	260,394	—
British Pound	FBCO	Sell	59,152,282	88,136,901	10/22/15	—	(4,716,052)
British Pound	DBFX	Buy	6,565,279	10,178,581	10/22/15	130,327	(3,211)
British Pound	HSBC	Buy	2,655,044	4,169,375	10/22/15	—	(1,680)
Euro	BANT	Sell	98,662,120	112,353,874	11/18/15	2,150,783	—
Euro	FBCO	Sell	7,854,010	8,767,577	11/18/15	65,417	(70,571)
Euro	DBFX	Sell	66,150,815	74,904,310	11/18/15	1,161,775	(146,251)
Euro	HSBC	Sell	61,105,224	69,433,202	11/18/15	1,181,888	(1,676)
Euro	SSBT	Sell	38,735,032	43,614,527	11/18/15	365,372	(16,895)
British Pound	BANT	Sell	58,237,426	90,268,010	11/23/15	—	(1,130,728)
British Pound	SSBT	Sell	55,248,641	85,635,394	11/23/15	—	(1,072,699)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$15,928,453	$(33,652,623)
Net unrealized appreciation (depreciation)							$(17,724,170)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
See Abbreviations on page 41.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,447,579,203
Cost - Non-controlled affiliated issuers (Note 11)	280,484,162
Cost - Sweep Money Fund (Note 3f)	1,000,000
Cost - Repurchase agreements	1,361,577
Total cost of investments	$12,730,424,942
Value - Unaffiliated issuers	$15,775,510,050
Value - Non-controlled affiliated issuers (Note 11)	688,958,465
Value - Sweep Money Fund (Note 3f)	1,000,000
Value - Repurchase agreements	1,361,577
Total value of investments (includes securities loaned in the amount of $2,288,358)	16,466,830,092
Cash	1,711,267
Restricted Cash (Note 1e)	680,000
Foreign currency, at value (cost $1,290,515)	1,280,965
Receivables:
Investment securities sold	3,311,149
Capital shares sold	9,224,111
Dividends and interest	35,985,075
Due from brokers	65,737,275
Variation margin	2,651,406
Unrealized appreciation on OTC forward exchange contracts	15,928,453
Other assets	6,790
Total assets	16,603,346,583
Liabilities:
Payables:
Investment securities purchased	141,188,086
Capital shares redeemed	12,770,000
Management fees	8,819,976
Distribution fees	5,018,127
Transfer agent fees	1,639,752
Trustees’ fees and expenses	776,097
Securities sold short, at value (proceeds $49,776,734)	51,185,163
Payable upon return of securities loaned	2,361,577
Due to Brokers	680,000
Unrealized depreciation on OTC forward exchange contracts	33,652,623
Accrued expenses and other liabilities	798,433
Total liabilities	258,889,834
Net assets, at value	$16,344,456,749
Net assets consist of:
Paid-in capital	$11,681,333,909
Undistributed net investment income	162,857,336
Net unrealized appreciation (depreciation)	3,711,289,081
Accumulated net realized gain (loss)	788,976,423
Net assets, at value	$16,344,456,749

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class Z:
Net assets, at value	$7,433,465,195
Shares outstanding	245,947,491
Net asset value and maximum offering price per share	$30.22
Class A:
Net assets, at value	$5,357,146,047
Shares outstanding	178,933,060
Net asset value per share[a]	$29.94
Maximum offering price per share (net asset value per share ÷ 94.25%)	$31.77
Class C:
Net assets, at value	$1,232,551,017
Shares outstanding	41,691,216
Net asset value and maximum offering price per share[a]	$29.56
Class R:
Net assets, at value	$159,945,395
Shares outstanding	5,373,748
Net asset value and maximum offering price per share	$29.76
Class R6:
Net assets, at value	$2,161,349,095
Shares outstanding	71,498,424
Net asset value and maximum offering price per share	$30.23

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$199,470,903
Non-controlled affiliated issuers (Note 11)	3,574,640
Interest	34,788,523
Income from securities loaned	1,731,685
Total investment income	239,565,751
Expenses:
Management fees (Note 3a)	53,084,410
Distribution fees: (Note 3c)
Class A	8,136,091
Class C	6,237,426
Class R	415,163
Transfer agent fees: (Note 3e)
Class Z	4,156,471
Class A	3,025,190
Class C	695,739
Class R	92,607
Class R6	717
Custodian fees (Note 4)	223,349
Reports to shareholders	467,435
Registration and filing fees	158,107
Professional fees	61,220
Trustees’ fees and expenses	191,103
Dividends on securities sold short	3,216,952
Other	115,474
Total expenses	80,277,454
Expense reductions (Note 4)	(1,302)
Expenses waived/paid by affiliates (Note 3f)	(9,869)
Net expenses	80,266,283
Net investment income	159,299,468
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	655,776,374
Foreign currency transactions	104,849,529
Futures contracts	20,477,156
Securities sold short	(205,095)
Net realized gain (loss)	780,897,964
Net change in unrealized appreciation (depreciation) on:
Investments	(463,562,439)
Translation of other assets and liabilities denominated in foreign currencies	(85,153,243)
Futures contracts	(12,870,637)
Net change in unrealized appreciation (depreciation)	(561,586,319)
Net realized and unrealized gain (loss)	219,311,645
Net increase (decrease) in net assets resulting from operations	$378,611,113

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL SHARES FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$159,299,468	$410,619,019
Net realized gain (loss)	780,897,964	553,059,954
Net change in unrealized appreciation (depreciation)	(561,586,319)	216,900,748
Net increase (decrease) in net assets resulting from operations	378,611,113	1,180,579,721
Distributions to shareholders from:
Net investment income:
Class Z	—	(239,045,203)
Class A	—	(160,771,009)
Class C	—	(28,860,009)
Class R	—	(4,880,076)
Class R6	—	(76,100,480)
Total distributions to shareholders	—	(509,656,777)
Capital share transactions: (Note 2)
Class Z	(105,496,941)	45,622,128
Class A	(156,117,743)	(311,543,956)
Class C	(31,807,706)	(45,734,382)
Class R	(16,615,273)	(27,313,743)
Class R6	(143,786,533)	(67,074,130)
Total capital share transactions	(453,824,196)	(406,044,083)
Net increase (decrease) in net assets	(75,213,083)	264,878,861
Net assets:
Beginning of period	16,419,669,832	16,154,790,971
End of period	$16,344,456,749	$16,419,669,832
Undistributed net investment income included in net assets:
End of period	$162,857,336	$3,557,868

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either

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Semiannual Report | 31

FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $17,945,679 and the aggregate value of collateral pledged for such contracts was $19,740,626.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2015, the Fund received $104,469 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The total cash collateral received at period end was $2,361,577. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	9,009,300	$273,391,978	22,793,740	$670,723,079
Shares issued in reinvestment of distributions	—	—	7,266,342	217,049,081
Shares redeemed	(12,499,364)	(378,888,919)	(28,537,599)	(842,150,032)
Net increase (decrease)	(3,490,064)	$(105,496,941)	1,522,483	$45,622,128

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,065,366	$242,513,005	17,328,653	$506,435,075
Shares issued in reinvestment of distributions	—	—	5,000,232	148,238,236
Shares redeemed	(13,246,963)	(398,630,748)	(33,005,127)	(966,217,267)
Net increase (decrease)	(5,181,597)	$(156,117,743)	(10,676,242)	$(311,543,956)
Class C Shares:
Shares sold	1,611,844	$47,956,858	3,259,585	$93,998,595
Shares issued in reinvestment of distributions	—	—	926,812	27,251,988
Shares redeemed	(2,678,763)	(79,764,564)	(5,790,089)	(166,984,965)
Net increase (decrease)	(1,066,919)	$(31,807,706)	(1,603,692)	$(45,734,382)
Class R Shares:
Shares sold	325,111	$9,719,663	768,981	$22,249,134
Shares issued in reinvestment of distributions	—	—	164,329	4,850,146
Shares redeemed	(885,216)	(26,334,936)	(1,884,250)	(54,413,023)
Net increase (decrease)	(560,105)	$(16,615,273)	(950,940)	$(27,313,743)
Class R6 Shares:
Shares sold	158,940	$4,862,775	3,360,357	$98,879,499
Shares issued in reinvestment of distributions	—	—	2,548,288	76,100,480
Shares redeemed	(4,905,025)	(148,649,308)	(8,093,000)	(242,054,109)
Net increase (decrease)	(4,746,085)	$(143,786,533)	(2,184,355)	$(67,074,130)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On May 18, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$654,882
CDSC retained	$22,300

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $7,970,724, of which $3,763,799 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016. There were no Class R6 transfer agent fees waived during the period ended June 30, 2015.

h. Other Affiliated Transactions

At June 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned 12.55% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2015, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2015	$719,913
[b]Increase in projected benefit obligation	$11,570
Benefit payments made to retired trustees	$(7,341)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities. bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$12,754,053,330

Unrealized appreciation	$4,483,849,766
Unrealized depreciation	(771,073,004)
Net unrealized appreciation (depreciation)	$3,712,776,762

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $1,835,004,051 and $1,875,336,777, respectively.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $248,893,783, representing 1.52% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/		Acquisition
Shares	Issuer	Dates	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%,
	2/01/12	7/01/10 - 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	631,411
63,079,866	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	51,662,536	56,141,964
	Total Restricted Securities (Value is 0.35% of Net Assets)		$56,486,808	$56,773,375

10. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$3,242,135	[a]	Variation margin	$9,355,330	[a]
	Unrealized appreciation on OTC			Unrealized depreciation on OTC
	forward exchange contracts	15,928,453		forward exchange contracts	33,652,623
Totals		$19,170,588			$43,007,953

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

							Net Change in
							Unrealized
Derivative Contracts			Net Realized Gain				Appreciation
Not Accounted for as	Statement of Operations		(Loss) for the	Statement of Operations			(Depreciation)
Hedging Instruments	Locations		Period	Locations			for the Period
	Net realized gain (loss) from:			Net change in unrealized
Foreign exchange contracts	Foreign currency transactions $108,389,722[a]			appreciation (depreciation) on:
				Translation of other assets and
				liabilities denominated in
					foreign currencies		$(85,455,253)[a]
	Futures contracts		20,477,156	Futures contracts			(12,870,637)
Totals			$128,866,878				$(98,325,890)

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 0.51% of average month end net assets. The average month end number of open derivative contracts for the period was 220.

See Note 1(d) regarding derivative financial instruments.

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares
	at Beginning	Gross	Gross	Held at End		Value at Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period End of Period		Income	Gain (Loss)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—	$—	$—
Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$133,936,750	$2,286,725	$—
Federal Signal Corp.	3,360,800	—	—	3,360,800	50,109,528	403,296	—
Guaranty Bancorp	1,146,366	—	—	1,146,366	18,926,503	229,273	—
International Automotive
Components Group
Brazil LLC	7,234,813	—	—	7,234,813	631,411	—	—
International Automotive
Components Group
North America LLC	63,079,866	—	—	63,079,866 56,141,964		—	—
White Mountains Insurance
Group Ltd.	655,346	—	—	655,346	429,212,309	655,346	—
Total Non-Controlled Affiliates					$688,958,465	$3,574,640	$—
Total Affiliated Securities (Value is 4.22% of Net Assets)					$688,958,465	$3,574,640	$—
[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$56,773,375	$56,773,375
Banks	1,778,813,744	2,866,645	—	1,781,680,389
Machinery	249,359,784	48,285,016	—	297,644,800
All Other Equity Investments[b]	12,245,878,284	—	—[c]	12,245,878,284
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	518,221,993	—	518,221,993
Corporate Notes and Senior Floating Rate Interests
in Reorganization	—	248,893,783	—[c]	248,893,783
Companies in Liquidation	—	56,046,881	—[c]	56,046,881
Municipal Bonds	—	43,466,367	—	43,466,367
Short Term Investments	1,216,862,643	1,361,577	—	1,218,224,220
Total Investments in Securities	$15,490,914,455	$919,142,262	$56,773,375	$16,466,830,092

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		FRANKLIN MUTUAL SHARES FUND
	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Other Financial Instruments
Futures Contracts	$3,242,135	$—	$—	$3,242,135
Forward Exchange Contracts	—	15,928,453	—	15,928,453
Total Other Financial Instruments	$3,242,135	$15,928,453	$—	$19,170,588
Liabilities:
Other Financial Instruments
Securities Sold Short	$51,185,163	$—	$—	$51,185,163
Futures Contracts	9,355,330	—	—	9,355,330
Forward Exchange Contracts	—	33,652,623	—	33,652,623
Total Other Financial Instruments	$60,540,493	$33,652,623	$—	$94,193,116

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Counterparty		Currency	Selected Portfolio
BANT	Bank of America N.A.	EUR Euro	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	GBP British Pound	GO	General Obligation
BONY	Bank of New York Mellon	USD United States Dollar	IDR	International Depositary Receipt
DBFX	Deutsche Bank AG		PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL SHARES FUND

Meeting of Shareholders

Meeting of Shareholders, April 7, 2015 (unaudited)

A Special Joint Meeting of Shareholders of the Franklin Mutual Series Funds (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Value Investors Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, on April 7, 2015. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals: to approve an amendment to the current fundamental investment restriction regarding investments in commodities, to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and, if properly presented, one or more shareholder proposals requesting that the Board of Trustees of the Trust institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson and Peter A. Langerman were elected by the shareholders to serve as Interested Trustees. Shareholders also approved an amendment to the current fundamental investment restriction regarding investments in commodities, and the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. Sufficient votes were not received to pass the shareholder proposal that was properly presented on behalf of Ms. Aya Betensky. The other two shareholder proposals were not properly presented at the Meeting and, therefore, such shareholder proposals were not voted upon. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the meeting are as follows:
Proposal 1. The Election of Trustees:
		% of	% of		% of	% of
		Outstanding	Shares		Outstanding	Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	1,236,485,215.809	58.623%	96.480%	45,113,387.353	2.139%	3.520%
Ann Torre Bates	1,234,563,307.049	58.532%	96.330%	47,035,296.113	2.230%	3.670%
Burton J. Greenwald	1,233,208,194.741	58.468%	96.224%	48,390,408.421	2.294%	3.776%
Keith Mitchell	1,237,640,726.035	58.678%	96.570%	43,957,877.127	2.084%	3.430%
David W. Niemiec	1,236,141,837.871	58.607%	96.453%	45,456,765.291	2.155%	3.547%
Charles Rubens II	1,232,596,562.441	58.439%	96.176%	49,002,040.721	2.323%	3.824%
Jan Hopkins Trachtman	1,235,533,578.967	58.578%	96.406%	46,065,024.195	2.184%	3.594%
Robert E. Wade	1,235,129,695.816	58.559%	96.374%	46,468,907.346	2.203%	3.626%
Gregory H. Williams	1,235,660,731.763	58.584%	96.416%	45,937,871.399	2.178%	3.584%
Gregory E. Johnson	1,236,519,365.270	58.625%	96.483%	45,079,237.892	2.137%	3.517%
Peter A. Langerman	1,237,976,469.621	58.694%	96.596%	43,622,133.541	2.068%	3.404%

Proposal 2. To approve an amendment to the current fundamental investment restriction regarding investments in commodities.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	263,762,507.124	47.465%	75.190%
Against	28,206,425.878	5.077%	8.041%
Abstain	15,683,971.044	2.822%	4.471%
Broker Non-Votes	43,140,072.000	7.763%	12.298%

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FRANKLIN MUTUAL SHARES FUND
MEETING OF SHAREHOLDERS

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	265,703,280.262	47.815%	75.743%
Against	28,666,780.641	5.159%	8.172%
Abstain	13,282,843.143	2.390%	3.787%
Broker Non-Votes	43,140,072.000	7.763%	12.298%

Proposal 6(b). If properly presented, a shareholder proposal submitted by Ms. Aya Betensky requesting the Trust’s Board of Trustees institute procedures to prevent holding investments in companies that, in the judgment of the Board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

		% of	% of
	Shares	Outstanding	Shares
	Voted	Shares	Present
For	58,358,211.038	10.502%	16.636%
Against	231,187,364.903	41.603%	65.904%
Abstain	18,107,328.105	3.259%	5.162%
Broker Non-Votes	43,140,072.000	7.763%	12.298%

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FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 18, 2015, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Lipper, Inc. (Lipper), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Lipper Section 15(c) Report). The trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not

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intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES.

The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2014. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Lipper Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the lowest performing quintile for the

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Board Review of Investment Management

Agreement (continued)

one-year period ended December 31, 2014, and had annualized total returns for the three- and five-year periods also in the lowest performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2014, was in the middle performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The Board discussed with management the reasons for the relative underperformance for the one-, three- and five-year periods ended December 31, 2014. As part of such discussions, management discussed in detail the attractive risk-adjusted performance of the Fund and the impact that holdings in European securities had on performance. Taking into account such discussions and intending to continuously monitor future performance, the Board did not believe such comparative performance warranted any change in portfolio management, particularly in light of the attractive overall risk-adjusted performance of the Fund, and concluded that the Fund had continued to perform well on a risk-adjusted basis and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2014, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and

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its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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MS P-1 06/15

SUPPLEMENT DATED JUNE 1, 2015
TO THE PROSPECTUS DATED MAY 1, 2015
OF
FRANKLIN MUTUAL SERIES FUNDS
(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial
Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund,
Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I. For the Franklin Mutual Global Discovery Fund, the “Fund Summary – Principle Investment
Strategies” section, the fourth paragraph beginning on page 3 is revised as follows:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

II. For the “Fund Details – Principle Investment Policies and Practices” section, the fifth paragraph beginning on page 58 is revised as follows:

The Franklin Mutual Beacon and Franklin Mutual Shares Funds may invest a significant portion
(up to 35%) of their assets in foreign securities, Franklin Mutual Quest Fund expects to invest a significant portion (up to 50%) of its assets in foreign securities and Franklin Mutual Global
Discovery Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The
Franklin Mutual Global Discovery Fund presently does not intend to invest more than a portion
(no more than 25%) of its assets in securities of issuers located in emerging market countries.

III. For the “Fund Details – Management” section beginning on page 102 is revised as follows:

Effective July 1, 2014, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion; and
• 0.705% of the value of net assets in excess of $25 billion.

Effective July 1, 2015, the Franklin Mutual Global Discovery Fund’s investment management fees became:

• 0.875% of the value of net assets up to and including $4 billion;
• 0.845% of the value of net assets over $4 billion, up to and including $7 billion;
• 0.825% of the value of net assets over $7 billion, up to and including $10 billion;
• 0.805% of the value of net assets over $10 billion, up to and including $13 billion;
• 0.785% of the value of net assets over $13 billion, up to and including $16 billion;
• 0.765% of the value of net assets over $16 billion, up to and including $19 billion;
• 0.745% of the value of net assets over $19 billion, up to and including $22 billion;
• 0.725% of the value of net assets over $22 billion, up to and including $25 billion;
• 0.705% of the value of net assets over $25 billion, up to and including 28 billion; and
• 0.685% of the value of net assets in excess of $28 billion.

IV. For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Manager of Managers Structure
Franklin Mutual and the Trust have received an exemptive order from the SEC that allows the
Fund to operate in a “manager of managers” structure whereby Franklin Mutual, as the Fund’s investment manager, can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of
Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.
While there is no current intent for the Fund to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers
Structure, Franklin Mutual has the ultimate responsibility, subject to oversight by the Fund’s board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. Franklin Mutual will also, subject to the review and approval of the Fund’s board of trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-
advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Fund’s board of trustees, Franklin Mutual will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your prospectus for future reference.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report and Shareholder Letter
Franklin Mutual Shares Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.

474 S 08/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date August 27, 2015

By /s/ Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date: August 27, 2015